UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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MADISON SQUARE GARDEN SPORTS CORP.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JAMES L. DOLAN

Executive Chairman

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders, which will be conducted via live webcast on Wednesday, December 8, 2021 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/MSGS2021. There is no in-person annual meeting this year for you to attend.

Information on how to vote, attend and ask questions during the annual meeting is described in the enclosed materials. Your vote is important to us.

Sincerely yours,

James L. Dolan

Executive Chairman

October 22, 2021

MADISON SQUARE GARDEN SPORTS CORP., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

PROXY STATEMENT

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

Madison Square Garden Sports Corp.

The Annual Meeting of Stockholders of Madison Square Garden Sports Corp. will be held on Wednesday, December 8, 2021, at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet, vote your shares electronically and submit your questions during the annual meeting, by visiting www.virtualshareholdermeeting.com/MSGS2021 (there is no physical location for the annual meeting). You will need to have your 16-digit control number included on your Notice of Annual Meeting and Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the annual meeting. We encourage you to allow ample time for online check-in, which will begin at 9:45 a.m. Eastern Time. For further information on how to participate in the meeting please see General Information, “How do I attend, vote during and ask questions during the 2021 annual meeting?”

The annual meeting will be held to consider and vote upon the following proposals:

1.	Election of directors.

2.	Ratification of the appointment of our independent registered public accounting firm.

3.	Conduct such other business as may be properly brought before the meeting.

Only stockholders of record on October 14, 2021 may vote during the meeting.

Your vote is important to us. Even if you plan on participating in the annual meeting virtually, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

By order of the Board of Directors,

Mark C. Cresitello Senior Vice President, Associate General Counsel & Secretary

New York, New York

October 22, 2021

MADISON SQUARE GARDEN SPORTS CORP., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

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PROXY STATEMENT SUMMARY

This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual Report on

Form 10-K for the fiscal year ended June 30, 2021 before voting.

VOTING ITEMS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation
Proposal 1	Election of directors	FOR
Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR

COMPANY OVERVIEW

Madison Square Garden Sports Corp. (the “Company”) owns and operates a portfolio of assets featuring some of the most recognized teams in all of sports, including the New York Knickerbockers (the “Knicks”) of the National Basketball Association (the “NBA”) and the New York Rangers (the “Rangers”) of the National Hockey League (the “NHL”). Both the Knicks and the Rangers play their home games in Madison Square Garden Arena (“The Garden”), also known as The World’s Most Famous Arena. The Company’s other professional franchises include two development league teams — the

Hartford Wolf Pack of the American Hockey League (the “AHL”) and the Westchester Knicks of the NBA G League (the “NBAGL”). In addition, the Company owns Knicks Gaming, an esports franchise that competes in the NBA 2K League, as well as a controlling interest in Counter Logic Gaming (“CLG”), a North American esports organization. The Company also operates two professional sports team performance centers — the Madison Square Garden Training Center in Greenburgh, NY and the CLG Performance Center in Los Angeles, CA.

CORPORATE GOVERNANCE AND BOARD PRACTICES

The Board of Directors of the Company (the “Board”) has adopted Corporate Governance Guidelines (the “Governance Guidelines”) and other practices to promote the functioning of the

Board and its committees to serve the best interests of all our stockholders. Several of our practices are highlighted below.

✓	Annual election of directors, with all directors elected to one-year terms

✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through end of service on the Board

APPROACH TO FOSTERING DIVERSITY, EQUITY AND INCLUSION

We believe the diverse perspectives and experiences of our employees enhance the value of the Company and produce a more vibrant, constructive and engaging place to work, and we are committed to fostering an inclusive workplace.

To advance these efforts, the Company established a Diversity and Inclusion Council (the “D&I Council”) in 2019.

The D&I Council is a joint initiative with contributions spanning across both the Company and MSG Entertainment (as defined below), providing strategic guidance to senior management of each company on diversity and inclusion initiatives, and serves as a resource to all employees on diversity, equity and inclusion matters.

The D&I Council is comprised of employees from the Company and MSG Entertainment who have demonstrated a high level of passion and commitment to diversity and inclusion.

Several initiatives have furthered these objectives under the D&I Council’s guidance, including:

•	Creation of employee resource groups such as the Black Employee Network, LatinX Employee Network, Pride Employee Network, Women’s Employee Network, Asian American Pacific Islander Network and Veterans Network, to build an internal support system for employees of different backgrounds and advance efforts in attracting, developing and retaining talent by promoting leadership and encouraging diversity and inclusion among all employees;

•	Facilitation of a series of employee focus groups as well as ongoing listening sessions allowing employees to candidly address topics core to diversity and inclusion;

•	The rollout of training programs with a focus on unconscious bias, including conscious inclusion awareness training and interview skills training, a career development tool, and a learning system with comprehensive resources and training for employees and hiring managers;

•	Focus on hiring of diverse employees, including implementation of a diverse slate hiring policy throughout the Company, and increasing the hiring of diverse entry-level employees through external partnership programs;

•	Focus on connecting with minority-owned businesses to increase the diversity of our vendors and suppliers, including partnership with a vendor that enables us to easily identify women- and minority-owned businesses;

•	Ongoing partnerships with local and national organizations dedicated to supporting diverse communities; and

•	Fostering broader awareness-building of diversity and inclusion efforts by facilitating community-focused panels, discussions and cultural events.

DIRECTOR NOMINEES

The Board has nominated 17 director candidates. Of the 17 nominees, five are Class A nominees and 12 are Class B nominees. Assuming all of the director nominees are elected at the 2021 annual meeting, our Class A director representation will be approximately 29% of the Board, above the 25% required by our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”).

All director candidates have been nominated for a one-year term to expire at the 2022 annual meeting of the Company’s stockholders and once their successors have been elected and qualified.

Our Class A nominees are elected by holders of our Class A Common Stock:

•	All Class A nominees are independent and collectively have significant business leadership experience, finance and accounting experience, government service experience, management experience, investment experience, operational and strategic planning experience, and extensive knowledge of the sports and sports media industries.

Our Class B nominees are elected by holders of our Class B Common Stock:

•	Class B nominees collectively have significant industry and business leadership experience, finance and accounting experience, operational and strategic planning experience, and unmatched institutional knowledge of the Company.

Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B nominees’ diverse perspectives, institutional knowledge, and their collective deep business and investment experience.

Detailed information about each nominee’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Joseph M. Cohen	James L. Dolan	Quentin F. Dolan	Brian G. Sweeney
Richard D. Parsons	Charles F. Dolan	Ryan T. Dolan	Vincent Tese
Nelson Peltz	Charles P. Dolan	Thomas C. Dolan
Ivan Seidenberg	Marianne Dolan Weber	Stephen C. Mills
Anthony J. Vinciquerra	Paul J. Dolan	Alan D. Schwartz

EXECUTIVE COMPENSATION PROGRAM

The Company is a sports business comprised of dynamic and powerful assets and brands. We operate in specialized industries and our named executive officers (“NEOs”) have substantial and meaningful professional experience in these industries. Given the unique nature of our business, the Company places great importance on its ability to attract, retain, motivate and reward experienced NEOs who can continue to drive our business objectives and achieve strong financial, operational and stock price performance.

Executive Compensation Principles:

✓	Significant portion of compensation opportunities should be at risk

✓	Long-term performance incentives should generally outweigh short-term performance incentives

✓	Executive officers should be aligned with stockholders through equity compensation

✓	Compensation structure should enable the Company to attract, retain, motivate and reward the best talent

Elements of Compensation & Performance Objectives

The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers revenues and adjusted operating income (“AOI”) to be the key financial measures of the Company’s operating performance. As such, our Compensation Committee has reflected these performance measures in our incentive plans, along with other specific strategic and operating measures.

The table below summarizes the elements of our compensation program as in effect for fiscal year 2021, and how each element is linked to Company performance. For more information on our executive compensation program and policies, please see “Compensation Discussion & Analysis.”

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed
Annual Incentive	Cash	Financial (50%)	Revenues (40%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
AOI (60%)
		Strategic (50%)	Strategic Objectives
Long-Term Incentive	Performance Stock Units (50%)	Revenues (50%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest after three years to the extent that financial performance targets measured in the last year of the three-year period are achieved

AOI (50%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 8, 2021

GENERAL INFORMATION

COMPANY OVERVIEW

Madison Square Garden Sports Corp., incorporated on March 4, 2015, is a Delaware corporation with executive offices at Two Pennsylvania Plaza, New York, NY 10121. In this proxy statement, the words “Company,” “we,” “us,” “our,” “MSG Sports” and “MSGS” refer to Madison Square Garden Sports Corp., a holding company, and its direct and indirect subsidiaries through which substantially all of our operations are conducted. Our Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MSGS.” As a result, we are subject to certain of the NYSE corporate governance listing standards.

The Company was incorporated as MSG Spinco, Inc., an indirect, wholly-owned subsidiary of MSG Networks Inc. (“MSG Networks”). We changed our name to The Madison Square Garden Company on September 30, 2015 (the “MSGS Distribution Date”) in connection with the distribution of all of the Company’s outstanding common stock to the stockholders of MSG Networks (the “MSGS Distribution”). Pursuant to

the MSGS Distribution, the Company acquired the entertainment and sports businesses previously owned and operated by MSG Networks through its MSG Entertainment and MSG Sports business segments, including the arenas and other venues previously owned, leased or operated by MSG Networks as well as MSG Networks’ interests in various joint ventures.

On April 17, 2020 (the “MSGE Distribution Date”), the Company distributed all of the outstanding common stock of MSG Entertainment Spinco, Inc. (now known as Madison Square Garden Entertainment Corp. and referred to herein as “MSG Entertainment”) to our stockholders (the “MSGE Distribution”). Pursuant to the MSGE Distribution, MSG Entertainment acquired the entertainment business previously owned and operated by the Company through its Entertainment segment as well as the sports bookings business which was part of the Sports segment. In connection with the MSGE Distribution, the Company changed its name to Madison Square Garden Sports Corp.

PROXY STATEMENT MATERIALS

These proxy materials are provided in connection with the solicitation of proxies by our Board for the Annual Meeting of Stockholders, which will be conducted via live webcast at 10:00 a.m. Eastern Time on Wednesday, December 8, 2021. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/MSGS2021.

This proxy statement is first being sent to stockholders on or about October 22, 2021. Unless otherwise indicated, references to “2021,” the “2021 fiscal year” and the “year ended June 30, 2021” refer to the Company’s fiscal year ended on June 30, 2021.

QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT OUR ANNUAL MEETING AND VOTING

When and where is the annual meeting being held?

The annual meeting will be held on Wednesday, December 8, 2021. Our 2021 annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. For more information on how to attend the virtual meeting, please see the question titled “How do I attend, vote and ask questions during the 2021 annual meeting?” below.

Who may vote during the annual meeting?

Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock,” together with Class A Common Stock, collectively, “Company Stock”), as recorded in our stock register at the close of business on October 14, 2021, may vote during the annual meeting. On October 14, 2021, there were 19,688,624 shares of Class A Common Stock and 4,529,517 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of five candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of twelve candidates to the Board. As a result of their ownership of all of the shares of Class B Common Stock, members of the Charles F. Dolan family and certain related family entities have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve Proposal 2 (appointment of the Company’s independent registered public accounting firm), regardless of how other shares are voted.

Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, our stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages our stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?

In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on the record date, October 14, 2021, to be present, either by participating in the virtual meeting or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, Internet or mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote during the virtual meeting. For more information on how to vote during the meeting, please see the question titled “How do I attend, vote during and ask questions during the 2021 annual meeting?” Even if you plan to participate in the virtual annual meeting, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to participate in the annual meeting.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm (Proposal 2), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on the election of directors (Proposal 1) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of our Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class A Common Stock. Election of directors by the holders of our Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class B Common Stock. Approval of the appointment of Deloitte as the Company’s independent registered public accounting firm (Proposal 2) requires the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and the holders of our Class B Common Stock, voting together as a single class. Abstentions and broker non-votes will not affect the outcome of the proposals because abstentions and broker non-votes are not considered votes cast. As a result of their ownership of all of the shares of our Class B Common Stock, members of the Charles F. Dolan family and certain related family entities have the power to elect all of the directors to be elected by the holders of our Class B Common Stock and to approve the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm (Proposal 2), regardless of how other shares are voted.

Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote during the annual meeting. You may change your vote prior to the annual meeting by:

•	re-voting your shares by Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•	signing and returning a valid proxy card or voting instruction form with a later date;
•	delivering a written notice of revocation to the Company’s Secretary at Two Pennsylvania Plaza, New York, NY 10121; or

•	attending the annual meeting and voting via the internet (but your participation in the virtual annual meeting will not automatically revoke your proxy unless you validly vote again during the annual meeting).

If your shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you should follow the instructions they provide in order to change your vote.

How will my shares be voted during the annual meeting if I submit a proxy card?

The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this proxy statement to be elected by holders of the relevant class of Company Stock (Proposal 1); and

•	FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm (Proposal 2).

Who participates in and pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.

We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $25,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend, vote and ask questions during the 2021 annual meeting?

This year’s annual meeting will be a virtual meeting of stockholders conducted via live webcast. To be admitted to the 2021 annual meeting, you must have been a stockholder of record at the close of business on the record date of October 14, 2021 or be the legal proxy holder or qualified representative of such stockholder. The virtual meeting will afford stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting, which will be posted to our investor relations website, https://investor.msgsports.com, and will be available on www.virtualshareholdermeeting.com/MSGS2021 during the annual meeting.

Attending the Virtual Meeting. To attend the virtual meeting, please visit www.virtualshareholdermeeting.com/MSGS2021. To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Annual Meeting and Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).

Legal Proxy. Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the virtual annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on

November 29, 2021 in order to allow enough time to register such person to attend the virtual meeting. For further details, see “Other Matters — Advance Notice of Proxy Holders and Qualified Representatives.”

For a period of at least 10 days prior to the 2021 annual meeting, a complete list of stockholders entitled to vote during the 2021 annual meeting will be open to the examination of any stockholder during ordinary business hours at our corporate headquarters located at Two Pennsylvania Plaza, New York, NY 10121, or through an alternative method publicly disclosed in advance. If you are interested in viewing the list, please send an email to investor@msgsports.com one business day in advance to schedule your visit.

Voting During the Virtual Meeting. If you have not voted your shares prior to the annual meeting or you wish to change your vote, you will be able to vote or re-vote your shares electronically during the annual meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials you previously received.

Asking Questions. If you wish to submit a question, you may do so live during the meeting by accessing the meeting at www.virtualshareholdermeeting.com/MSGS2021.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If any questions pertinent to meeting matters cannot be answered during the meeting due to time constraints, we will post and answer a representative set of these questions online at https://investor.msgsports.com. The questions and answers will be available as soon as reasonably practicable after the meeting and will remain available until one week after posting.

Help with Technical Difficulties. If you have any technical difficulties accessing the virtual meeting on the meeting date, please call the phone numbers displayed on the virtual meeting website, www.virtualshareholdermeeting.com/MSGS2021. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, https://investor.msgsports.com, including information on when the meeting will be reconvened.

What is “householding” and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2021 (the “2021 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees as well as the environmental impact of the annual meeting.

Stockholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

How can I get electronic access to the proxy materials?

This Notice of Annual Meeting and Proxy Statement, the proxy card and the Company’s 2021 Form 10-K are available at www.proxyvote.com.

In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and 2021 Form 10-K, and voting by Internet. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BOARD AND GOVERNANCE PRACTICES

OVERVIEW

The following section provides an overview of our Board and corporate governance practices. We have taken several actions to be responsive to stockholder feedback, including expanding our stockholder outreach efforts and enhancing our proxy disclosure to provide greater transparency to our stockholders.

CORPORATE GOVERNANCE PRACTICES

Our Board has adopted the Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines and our other governance documents provide a framework for our governance practices, including:

✓	Annual election of directors, with all directors elected to one-year terms

✓	Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of all stockholders

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors
✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through the end of service on the Board

Our Governance Guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the President and Chief Executive Officer, management succession, Board and executive compensation, and Board self-assessment requirements. The full text of our Governance Guidelines may be viewed at our corporate website at www.msgsports.com under Investors — Governance — Corporate Governance — Governance Documents. A copy may be obtained by writing to Madison Square Garden Sports Corp., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

STOCKHOLDER ENGAGEMENT

Fostering long-term relationships with our stockholders is a priority for the Company. Engagement helps us gain insight into the issues most important to our stockholders, informing Board discussions and allowing us to consider investors’ views on a range of topics including corporate governance and executive compensation matters.

We regularly engage with stockholders, and during the 2021 fiscal year we engaged with holders of over 60% of our Class A Common Stock concerning our Board, governance and executive compensation practices, with the specific goal of seeking stockholder feedback. We greatly value the views of our stockholders, and we look forward to continuing to receive such feedback.

BOARD LEADERSHIP STRUCTURE

Our Board has chosen to separate the roles of Executive Chairman and President and Chief Executive Officer. The Board believes that this is the optimal leadership structure for the Company as it recognizes both Mr. James L. Dolan’s senior executive role with the Company as well as his leadership position on the Company’s Board, while the Company is also able to benefit from the experience of its President and Chief Executive Officer, Mr. Andrew Lustgarten, with responsibility for day-to-day management of the Company.

BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conducts its own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT BOARD MEMBERS

Under our Governance Guidelines, either our directors who are not also executive officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year. The non-management or independent directors may specify the procedure to designate the director who may preside at any such executive session.

RISK OVERSIGHT

Our Board believes that risk oversight is an important Board responsibility. The Board has delegated risk oversight to the Audit Committee, including oversight of cybersecurity risks. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation program. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive officer level. Based on this assessment and the executive compensation program’s emphasis on long-term performance, its close connection to Company-wide and divisional performance and its equity-based component designed to align the executive officers’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation program does not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow our stockholders and other interested parties to communicate with our directors. Any interested party who wishes to communicate with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, Madison Square Garden Sports Corp., Two Pennsylvania Plaza, New York, NY 10121. Any

person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the MSG Sports Integrity Hotline, which is operated by a third-party service provider, at 1-844-913-0611.

CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.msgsports.com under Investors — Governance — Corporate Governance — Governance Documents. In addition, a copy may be obtained by writing to Madison Square Garden Sports Corp., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

DIRECTOR INDEPENDENCE

As a “controlled company” we are not subject to the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. On account of this, and based on our ownership and voting structure, we do not have a majority of independent directors on our Board and we have not created a corporate governance and nominating committee; however, we maintain an independent compensation committee.

Under the terms of our Certificate of Incorporation, the holders of our Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

Despite the fact that our Board does not have a majority of independent directors, we value independent oversight and perspectives in our boardroom. That independent input is fostered by our Certificate of Incorporation, which gives holders of our Class A Common Stock the right to elect at least 25% of our Board, as well as by the presence on our Board of two directors elected by our Class B stockholders who meet the NYSE and SEC standards of independence. Assuming all of the director nominees are elected at the 2021 annual meeting, our Class A director representation will be approximately 29% of the Board, above the 25% required by our Certificate of Incorporation, and independent director representation will be approximately 41%.

Our Board has determined that each of the following non-management directors is “independent” within the meaning of the rules of the NYSE and the SEC: Messrs. Joseph M. Cohen, Richard D. Parsons, Nelson Peltz, Alan D. Schwartz, Ivan Seidenberg, Vincent Tese and Anthony J. Vinciquerra.

In reaching its determination for Messrs. Cohen, Parsons, Peltz, Schwartz, Seidenberg, Tese and Vinciquerra, the Board considered the following:

•	Mr. Cohen previously served as a director of MSG Networks (a company that is also controlled by the Dolan Family) from 2020 until its merger with MSG Entertainment in July 2021 (the “MSGE-MSGN Merger”) and following such merger does not serve as a director of either MSG Networks or MSG Entertainment. He previously served in various senior executive roles with Madison Square Garden while the business was part of Cablevision Systems Corporation (“Cablevision”) and was President of MSG Networks from 1977 to 1985. The Board determined that these relationships are not material and that Mr. Cohen is independent within the meaning of the rules of the NYSE and the SEC.

•	Mr. Schwartz previously served as a director of MSG Networks from 2010 to 2015. Mr. Schwartz also served as a director of AMC Networks Inc. (“AMC Networks”) from 2011 to 2016. From time to time, he, or entities for which he serves as an officer or principal, have performed services for AMC Networks. The Board determined that performance of these services, and the receipt of compensation for these services, is not material and that Mr. Schwartz is independent within the meaning of the rules of the NYSE and the SEC.

•	Mr. Tese has served as a director of MSG Entertainment since April 2020 and AMC

Networks since 2016. He also previously served as a director of MSG Networks from 2010 to 2015. His brother was employed by a subsidiary of the Company until the MSGE Distribution and was employed by a subsidiary of MSG Entertainment following the MSGE Distribution until August 2020, in each case, in a non-executive officer position. The Board determined that these relationships are not material and that Mr. Tese is independent within the meaning of the rules of the NYSE and the SEC.

•	Prior to the MSGE Distribution, the Company was the exclusive sales representative for advertising inventory for MSG Networks. In that capacity, one or more of the Company’s subsidiaries had arrangements with Worldlink Media for the purchase of advertising inventory on behalf of MSG Networks. Mr. Vinciquerra’s spouse is the Chief Executive Officer of Worldlink Media. Any payments received from Worldlink Media by the Company were pass-through payments, which were then transferred to MSG Networks, less any commission the Company was entitled to for such sale. Following the MSGE Distribution, MSG Entertainment is the exclusive sales representative for MSG Networks’ advertising inventory and the arrangement with Worldlink Media is with MSG Entertainment. Accordingly, the Company no longer receives any payments or commissions with respect to Worldlink Media. The commission received by the Company under this arrangement in each of the last three fiscal years was less than $1 million per year. The Board determined that this relationship is not material and Mr. Vinciquerra is independent within the meaning of the rules of the NYSE and the SEC.

DIRECTOR NOMINATIONS

As permitted under the NYSE rules, we do not have a nominating committee and believe it is appropriate not to have one because of our stockholder voting structure. The Board has nonetheless established a nomination mechanism in our Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”), as follows:

•	Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office.

•	Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office.

Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of our Class A Common Stock the right to elect 25% of the members of our Board.

DIRECTOR SELECTION

Our Board believes that each director nominee should be evaluated based on the skills needed on the Board and his or her individual merits, taking into account, among other matters, the factors set forth in our Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors evaluate and recommend Class A Director candidates to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Class A Directors also consider Class A Director nominees recommended by our stockholders. Nominees recommended by our stockholders are given consideration in the same manner as other nominees. Stockholders who wish to nominate directors for election at our 2022 annual meeting may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-laws. See “Other Matters — Stockholder Proposals for 2022 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of our Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provide the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.

BOARD MEETINGS

The Board met four times during the fiscal year ended June 30, 2021. Each of the directors who was on the Board during the 2021 fiscal year attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served that were held during the time he or she served on the Board.

We encourage our directors to attend annual meetings of our stockholders and believe that attendance at annual meetings is equally as important as attendance at Board and committee meetings. All of our incumbent directors attended the 2020 annual stockholders’ meeting.

COMMITTEES

Our Board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.

Audit Committee

•	Members: Messrs. Seidenberg, Tese (Chair) and Vinciquerra

•	Meetings during fiscal year ended June 30, 2021: 12

The primary purposes and responsibilities of our Audit Committee are to:

•	assist the Board in (i) its oversight of the integrity of our financial statements, (ii) its oversight of our compliance with legal and regulatory requirements, (iii) assessing our independent registered public accounting firm’s qualifications and independence, and (iv) assessing the performance of our internal audit function and independent registered public accounting firm;

•	appoint, compensate, retain, oversee and terminate the Company’s independent registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;

•	review the appointment and replacement of the head of our Internal Audit Department
(which is currently provided through services from MSG Entertainment) and to review and coordinate the agenda, scope, priorities, plan and authority of the Internal Audit Department;

•	establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;

•	review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy (if the Audit Committee is then serving as the Independent Committee under such policy);

•	conduct and review with the Board an annual self-assessment of the Audit Committee;

•	prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

•	review and reassess the Audit Committee charter at least annually;

•	report to the Board on a regular basis; and

•	oversee corporate risks, including cybersecurity, and provide periodic updates to the Board on such oversight activities.

Our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. Seidenberg, Tese and Vinciquerra is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Board and Governance Practices — Communicating with Our Directors.”

The text of our Audit Committee charter is available on our website at www.msgsports.com under Investors — Governance — Corporate Governance — Governance Documents. A copy may be obtained by writing to Madison Square Garden Sports Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee

•	Members: Messrs. Cohen (Chair), Seidenberg and Tese

•	Meetings during fiscal year ended June 30, 2021: 8

The primary purposes and responsibilities of our Compensation Committee are to:

•	establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;

•	review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;

•	approve any new equity compensation plan or material changes to an existing plan;

•	oversee the activities of the committee or committees administering our retirement and benefit plans;

•	in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility;

•	determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);

•	determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;

•	prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;

•	conduct and review with the Board an annual self-assessment of the Compensation Committee; and

•	report to the Board on a regular basis, but not less than annually.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with any other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the Chief Executive Officer in past years.

As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.

The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act. The Compensation Committee has also engaged an independent compensation consultant and independent legal counsel to assist in the performance of its duties and responsibilities. The text of our Compensation Committee charter is available on our website at www.msgsports.com under Investors — Governance — Corporate Governance — Governance Documents. A copy may be obtained by writing to Madison Square Garden Sports Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee Interlocks and Insider Participation

Messrs. Cohen, Seidenberg and Tese currently serve as members of the Compensation Committee. None of them is a current nor a former executive officer or employee of the Company.

Independent Committees

In addition to standing committees, the Company’s Board from time to time appoints or empowers a committee of our Board consisting entirely of independent directors (an “Independent Committee”) to act with respect to specific matters.

The Company has adopted a policy whereby an Independent Committee will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.

Our Board has also adopted a special approval policy for transactions with MSG Entertainment and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG Entertainment and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $1 million. In addition, an Independent Committee receives a quarterly update from the Company’s internal audit function of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSG Entertainment and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, regardless of value. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.

Prior to the MSGE-MSGN Merger, the policy described above also covered transactions between the Company and its subsidiaries, on the one hand, and MSG Networks and its subsidiaries, on the other hand, in which the amount exceeded $1 million. Following the MSGE-MSGN Merger, MSG Networks and its subsidiaries are subsidiaries of MSG Entertainment.

For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

Other Committee Matters

Our Amended By-laws permit the Board to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

Our Amended By-laws also permit the Board to appoint other committees of the Board from time to time which would have such powers and duties as the Board properly determines.

DIRECTOR COMPENSATION

The following table describes the components of our non-management directors’ compensation program in effect during the fiscal year ended June 30, 2021:

Compensation Element(1)	Compensation(3)
Annual Cash Retainer	$50,000
Annual Equity Retainer(2)	$110,000
Annual Audit/Compensation Committee Member Fee	$5,000
Annual Audit/Compensation Committee Chair Fee	$10,000
Board and Audit/Compensation Committee Meeting Fees	$2,000 per meeting (in person) $500 per meeting (by telephone or virtual)

(1)	A director who is also a Company employee receives no compensation for serving as a director.

(2)

Each director receives an annual grant of restricted stock units determined by dividing the value of the annual equity retainer by the 20-trading day average closing market price on the day prior to the grant date (typically the annual meeting). Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Company’s 2015 Stock Plan for Non-Employee Directors, as amended (the “Director Stock Plan”), which was most recently approved by the Company’s stockholders on December 9, 2016 and is administered by the Compensation Committee.

(3)	From time to time our Compensation Committee and/or our Board may approve additional or alternate compensation arrangements for directors who serve on Independent Committees.

In order for our directors to develop an intimate familiarity with our teams and the services and support offered to patrons at our events, the Company makes available to each of our non-management directors without charge up to two tickets per event for up to eight Company events per calendar year, subject to availability. Director attendance at such events is integrally and directly related to the performance of their duties and, as such, we do not deem the receipt of such tickets to be perquisites. These ticket limitations do not apply to special events to which non-management directors and their guests may have been specifically invited from time to time in their capacity as non-management directors of the Company. In addition, non-management directors are able to purchase tickets to events from the Company and MSG Entertainment at face value, subject to availability. Tickets provided to non-management directors are not available for resale.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each person who served as a non-management director during the fiscal year ended June 30, 2021. Directors who are employees of the Company receive no compensation for service as directors and are therefore not identified in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Joseph M. Cohen	67,000	111,021	178,021
Charles F. Dolan	52,000	111,021	163,021
Charles P. Dolan	52,000	111,021	163,021
Kristin A. Dolan	52,000	111,021	163,021
Marianne Dolan Weber	52,000	111,021	163,021
Paul J. Dolan	52,000	111,021	163,021
Ryan T. Dolan	52,000	111,021	163,021
Thomas C. Dolan	52,000	111,021	163,021
Stephen C. Mills	52,000	111,021	163,021
Richard D. Parsons	53,000	111,021	164,021
Nelson Peltz	53,000	111,021	164,021
Alan D. Schwartz	53,000	111,021	164,021
Ivan Seidenberg	73,000	111,021	184,021
Brian G. Sweeney	52,000	111,021	163,021
Vincent Tese	76,500	111,021	187,521
Anthony J. Vinciquerra	65,500	111,021	176,521

(1)

These amounts represent retainer, committee, board and independent director meeting fees earned during the fiscal year ended June 30, 2021. The amounts reported do not include any reasonable out-of-pocket expenses incurred in attending meetings for which the Company reimburses each non-management director.

(2)

This column reflects the grant date fair market value of 626 restricted stock units granted in December 2020, to each non-management director, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used by the Company in calculating these amounts are set forth in Note 15 to our financial statements included in our 2021 Form 10-K. The values reflected in this column differ from the $110,000 value set forth in our directors’ compensation program because the grant date fair value calculated under FASB ASC Topic 718 differs from the 20-trading day average used to determine the number of shares granted to directors.

(3)

For each non-management director, the aggregate number of restricted stock units held as of June 30, 2021 is as follows: Charles F. Dolan, 3,217 units; Charles P. Dolan, 3,217 units; Kristin A. Dolan, 3,217 units; Marianne Dolan Weber, 2,588 units; Paul J. Dolan, 1,024 units; Ryan T. Dolan, 1,063 units; Thomas C. Dolan, 3,217 units; Joseph M. Cohen, 1,063 units; Stephen C. Mills, 1,063 units; Richard D. Parsons, 3,217 units; Nelson Peltz, 3,217 units; Alan D. Schwartz, 3,217 units; Ivan Seidenberg, 1,063 units; Brian G. Sweeney, 3,217 units; Vincent Tese, 3,217 units; and Anthony J. Vinciquerra, 1,063 units.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board has nominated 17 candidates for election to the Board at this year’s annual meeting.

Of the 17 director nominees, five are to be elected by the holders of our Class A Common Stock and 12 are to be elected by the holders of our Class B Common Stock. All 17 nominees have been nominated for a term to expire at the 2022 annual meeting and until their successors have been elected and qualified.

The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of our Class A Common Stock or Class B Common

Stock. Information on each of our nominees is given below.

Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of our Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of our Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class B Common Stock if the Board names one.

The Board unanimously recommends that you vote FOR each of the following candidates:

JAMES L. DOLAN – Age 66

Class B Director since March 4, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks and MSG Entertainment

Career Highlights

Mr. Dolan has been a director and the Executive Chairman of the Company since 2015. He also served as the Chief Executive Officer of the Company from 2017 to April 2020. Mr. Dolan has served as a director and the Executive Chairman and Chief Executive Officer of MSG Entertainment since November 2019. Mr. Dolan was also the Chief Executive Officer of Cablevision from 1995 to 2016. He was previously President of Cablevision from 1998 to 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former programming subsidiary of Cablevision that spun-off in 2011 to become AMC Networks, from 1992 to 1995; and Vice President of Cablevision from 1987 to 1992. In addition to MSG Entertainment, Mr. Dolan has served as a director since 2011 and Non-Executive Chairman since September 2020 of AMC Networks and previously served as a director and Executive Chairman of MSG Networks from 2009 until the MSGE-MSGN Merger in July 2021 and a director of Cablevision from 1991 to 2016. James L. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan, the father of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan, the brother of Marianne Dolan Weber and Thomas C. Dolan, the brother-in-law of Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his experience as Executive Chairman of the Company since March 2015 and Chief Executive Officer of the Company from 2017 to April 2020, his experience as Non-Executive Chairman of AMC Networks since September 2020, his experience as Executive Chairman and Chief Executive Officer of MSG Entertainment since April 2020, his experience in various positions with Cablevision, including as its Chief Executive Officer, his experience in various positions with MSG Networks and its predecessors since 1999, including as Executive Chairman, as well as the knowledge and experience he has gained about the Company’s businesses and contributions he has made during his tenure as a director of the Company, MSG Entertainment, MSG Networks, AMC Networks and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES F. DOLAN – Age 95

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks and MSG Entertainment

Career Highlights

Mr. Dolan has served as a director since 2011 and Chairman Emeritus of AMC Networks since September 2020. He served as Executive Chairman of AMC Networks from 2011 to September 2020 and Chairman of Cablevision from 1985 to 2016. He was Chief Executive Officer of Cablevision from 1985 to 1995. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. In addition to AMC Networks, Mr. Dolan has served as a director of MSG Entertainment since April 2020 and previously served as a director of MSG Networks from 2009 until the MSGE-MSGN Merger in July 2021 and Cablevision from 1985 to 2016. Charles F. Dolan is the father of James L. Dolan, Marianne Dolan Weber and Thomas C. Dolan, the father-in-law of Kristin A. Dolan and Brian G. Sweeney, the uncle of Paul J. Dolan and the grandfather of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of Mr. Dolan’s experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his previous service as Chairman and Chief Executive Officer of Cablevision and its predecessors, his service as Executive Chairman and Chairman Emeritus of AMC Networks, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Entertainment, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

CHARLES P. DOLAN – Age 34

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: MSG Entertainment

Career Highlights

Mr. Dolan has been an employee of Knickerbocker Group LLC, an entity owned by James L. Dolan, since 2010. Mr. Dolan has served as a director of MSG Entertainment since April 2020, and previously served as a director of MSG Networks from 2010 to 2015. He is a graduate of New York University and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Charles P. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Quentin F. Dolan and Ryan T. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSG Entertainment and MSG Networks, our Board has concluded that Charles P. Dolan should serve as a director of the Company.

MARIANNE DOLAN WEBER – Age 64

Class B Director since December 9, 2016

Committee Membership: None

Other Public Company Directorships: MSG Entertainment

Career Highlights

Ms. Dolan Weber has been President of Heartfelt Wings Foundation since 2015 and a Member of the Board of Green Mountain Foundation Inc. since 2015. Ms. Dolan Weber served as Chairman of both the Dolan Family Foundation and the Dolan Children’s Foundation from 1999 to 2011 and Vice Chairman and Director of the Dolan Family Office, LLC from 1997 to 2011. Ms. Dolan Weber has served as a director of MSG Entertainment since April 2020 and previously served as a director of AMC Networks from 2011 to June 2021, Cablevision from 2005 to 2016 and MSG Networks from 2010 to 2014. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan and Thomas C. Dolan, the sister-in-law of Brian G. Sweeney and Kristin A. Dolan, and the aunt of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of her experience as a member of Cablevision’s founding family and as former Chairman of the Dolan Family Foundation and her experience as the former Vice Chairman of the Dolan Family Office, LLC, as well as the knowledge and experience she has gained about the Company’s business and contributions she has made during her tenure as a director of Cablevision, the Company and MSG Entertainment, our Board has concluded that Marianne Dolan Weber should serve as a director of the Company.

PAUL J. DOLAN – Age 63

Class B Director since December 11, 2019

Committee Membership: None

Other Public Company Directorships: J.M. Smucker Company and MSG Entertainment

Career Highlights

Mr. Dolan has been the Chairman and Chief Executive Officer of the Cleveland Indians Major League Baseball (“MLB”) team since 2010. Mr. Dolan was President of the Cleveland Indians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently on the MLB’s Long Range Planning Committee, Ownership Committee and Diversity and Inclusion Committee. Mr. Dolan has been a director and member of the Executive Compensation Committee of the J.M. Smucker Company since 2006, and as of August 2017, has served as the Chair of the Executive Compensation Committee. Additionally, Mr. Dolan has served as a director of MSG Entertainment since April 2020 and Dix & Eaton, a privately-owned communications and public relations firm, since 2014, and previously served as a director of MSG Networks from 2015 until the MSGE-MSGN Merger in July 2021 and Cablevision from 2015 to 2016. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the nephew of Charles F. Dolan, the cousin of James L. Dolan, Thomas C. Dolan, Marianne Dolan Weber, Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan and a cousin by marriage of Brian G. Sweeney and Kristin A. Dolan.

Key Skills & Experience

In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the experience he has gained during his tenure as a director of MSG Entertainment, MSG Networks and of Cablevision, and his service on the board of another public company, our Board has concluded, that Paul J. Dolan should serve as a director of the Company.

QUENTIN F. DOLAN – Age 27

Class B Director Nominee

Other Public Company Directorships: MSG Entertainment

Career Highlights

Mr. Dolan is a graduate of New York University. Mr. Dolan has held internship positions at Grubman Shire & Meiselas, P.C. and Azoff MSG Entertainment, LLC. Mr. Dolan has served as a director of MSG Entertainment since April 2020 and previously served as a director of MSG Networks from 2015 to June 2020. Quentin F. Dolan is the son of James L. Dolan, the step-son of Kristin A. Dolan, the brother of Charles P. Dolan and Ryan T. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney, and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business as a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained and the contributions he has made during his tenure as a director of MSG Networks and MSG Entertainment, our Board has concluded, acting on the recommendation of the directors elected by holders of our Class B Common Stock, that Quentin F. Dolan should serve as a director of the Company.

RYAN T. DOLAN – Age 32

Class B Director since December 11, 2019

Committee Membership: None

Other Public Company Directorships: MSG Entertainment

Career Highlights

Mr. Dolan has been Vice President, Interactive Experiences of MSG Ventures, a wholly-owned subsidiary of MSG Entertainment, since June 2019, and previously served as Director, Interactive Experiences of the Company from 2016 to 2019. Mr. Dolan has served as a director of MSG Entertainment since April 2020. Mr. Dolan has played an integral role in the growth and development of MSG Ventures’ interactive gaming initiatives, and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Ryan T. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Charles P. Dolan and Quentin F. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company and MSG Entertainment, our Board has concluded that Ryan T. Dolan should serve as a director of the Company.

THOMAS C. DOLAN – Age 69

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks and MSG Entertainment

Career Highlights

Mr. Dolan served as Executive Vice President — Strategy and Development, Office of the Chairman of Cablevision from 2008 to 2016. He was Chief Executive Officer of Rainbow Media Corp. from 2004 to 2005; Executive Vice President and Chief Information Officer of Cablevision from 2001 until 2005; Senior Vice President and Chief Information Officer of Cablevision from 1996 to 2001; Vice President and Chief Information Officer of Cablevision from 1994 to 1996; General Manager of Cablevision’s East End Long Island cable system from 1991 to 1994; and System Manager of Cablevision’s East End Long Island cable system from 1987 to 1991. Mr. Dolan has served as a director of MSG Entertainment since April 2020 and AMC Networks since 2011 and previously served as a director of MSG Networks from 2010 until the MSGE-MSGN Merger in July 2021 and Cablevision from 2007 to 2016. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan and Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.

Key Skills & Experience

In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Entertainment, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

JOSEPH M. COHEN – Age 74

Class A Director since April 17, 2020

Committee Membership: Compensation (Chair)

Other Public Company Directorships: None

Career Highlights

Mr. Cohen has been Chairman and Chief Executive Officer of West Ridge Associates, a sports and media consulting firm, since 2013. West Ridge’s clients include Platinum Equities, a private equity firm, the Cleveland Indians and Arizona Diamondbacks of Major League Baseball, and The Switch, a broadcast transmission facilities provider. Mr. Cohen has served as an independent consultant of The Switch since May 2020 and previously served as President of Sports at The Switch from 2013 to 2018 (as an employee) and from 2018 through May 2020 (as an independent consultant). He was Chief Executive Officer and Principal Owner of The Switch predecessor companies Hughes Television Network (1985-1989) and HTN Communications, LLC (2003-2013). Mr. Cohen served in various senior executive roles with Madison Square Garden while the business was part of Cablevision and was President of MSG Networks (1977-1985), when he was a member of the NBA and NHL television committees. He returned as Executive Vice President of MSG Media & Development (1995-2002). Mr. Cohen was Chairman of the Los Angeles Kings of the NHL (1993-1995), also serving on the NHL Board of Governors. He was President of Spectacor West and Chief Executive Officer of Spectacor Films (1991-1993), serving on the board of Allied Communications, Inc., an independent film distribution company. He was also co-founder and a director of USA Network (1977-1981). Mr. Cohen previously served as a director of MSG Networks from June 2020 until the MSGE-MSGN Merger in July 2021. He also serves as a director of Joe Torre’s Safe At Home Foundation and Maccabi World Union. He serves as a director emeritus of the March of Dimes and trustee emeritus of the California Institute of the Arts. Recognition of Mr. Cohen includes the Sports Broadcasting Hall of Fame and the WWE Hall of Fame, the Sports Business Journal’s Champions Class of 2016, Ellis Island Medal of Honor and Billboard Magazine’s Facilities Manager of the Year (1974 and 1976).

Key Skills & Experience

In light of Mr. Cohen’s long-term experience as a senior executive of other companies and his knowledge of the sports, entertainment and media industries, our Board has concluded that Mr. Cohen should be elected to serve as a director of the Company.

STEPHEN C. MILLS – Age 62

Class B Director since April 17, 2020

Committee Membership: None

Other Public Company Directorships: Selective Insurance Group, Inc.

Career Highlights

Mr. Mills served as President from 2017 to 2020 and Executive Vice President and General Manager from 2013 to 2017 of the New York Knicks, which is owned by the Company. Prior to joining the New York Knicks, he served as a Partner at Athletes & Entertainers Wealth Management Group, LLC from 2009 to 2013, the Chief Operating Officer and Sports Business President of MSG Networks from 2003 to 2009, and in various roles at the NBA from 1984 to 2000. Mr. Mills has served as a director of Selective Insurance Group, Inc. since September 2020 and as a Trustee of Ariel Investments since 2015. Mr. Mills previously served as a director of MSG Networks from October 2020 until the MSGE-MSGN Merger in July 2021. Mr. Mills has also served on the board of advisors for the Hospital for Special Surgery since 2011, as a director of Harlem Junior Tennis since 2017 and as a director of the Princeton University Varsity Club since 2010. He previously served as a trustee of USA Basketball from 1992 to 2000 and the Basketball Hall of Fame from 1992 to 2000.

Key Skills & Experience

In light of Mr. Mills’ experience as a former executive of the Company, his experience at other companies and the NBA and his knowledge of the sports industry, our Board has concluded that Mr. Mills should be elected to serve as a director of the Company.

RICHARD D. PARSONS – Age 73

Class A Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: Lazard Ltd., The Estée Lauder Companies Inc. and Group Nine Acquisition Corp.

Career Highlights

Mr. Parsons is a co-founder and partner of Imagination Capital LLC, a venture capital firm launched in November 2017, and has been a Senior Advisor for Providence Equity Partners LLC, a global private equity and investment firm, since 2009. Mr. Parsons previously served as a director of MSG Networks from 2010 to May 2014 and again from September 2014 to 2015. He also served as the interim Chief Executive Officer of the Los Angeles Clippers from May 2014 to September 2014. Mr. Parsons was Chairman of Citigroup Inc. from 2009 to 2012 and was a director of Citigroup from 1996 until 2012. Prior to that, he was Chairman of the Board of Time Warner from 2003 to 2008; Chief Executive Officer of Time Warner from 2002 to 2007; Co-Chief Operating Officer of AOL Time Warner from 2001 to 2002; President of Time Warner from 1995 to 2000; Chairman and Chief Executive Officer of Dime Bancorp from 1990 to 1995; and President and Chief Operating Officer of Dime Bancorp from 1988 to 1990. He was a Partner of Patterson, Belknap, Webb & Tyler law firm from 1979 to 1988. Mr. Parsons has served as a director of The Estée Lauder Companies Inc. since 1999, Lazard Ltd. since 2012 and Group Nine Acquisition Corp. since January 2021. In addition, Mr. Parsons served as Interim Chairman of the Board of Directors of CBS Corporation from September 25, 2018 to October 21, 2018. Mr. Parsons is Chairman Emeritus of the Apollo Theater Foundation and Chairman of the Jazz Foundation of America and is a director of the Commission on Presidential Debates.

Key Skills & Experience

In light of Mr. Parsons’ extensive skills and wide-ranging experience arising from his roles as legal counsel, executive officer and outside director and an independent Chairman of the Board of other public companies, in areas such as consumer business, professional sports, corporate governance, financial reporting, risk management, compensation and corporate affairs, in addition to the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company and a former director of MSG Networks, our Board has concluded that Richard D. Parsons should serve as a director of the Company.

NELSON PELTZ – Age 79

Class A Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: Invesco Ltd. and The Wendy’s Company

Career Highlights

Mr. Peltz has served as the Chief Executive Officer and a founding partner of Trian Fund Management, L.P., a management company for various investment funds and accounts, since its formation in 2005. From 1993 until 2007, Mr. Peltz served as Chairman and Chief Executive Officer of The Wendy’s Company (formerly known as Triarc Companies, Inc.), which during that time period owned Arby’s Restaurant Group, Inc. and Snapple Beverage Group, as well as other consumer and industrial businesses. Mr. Peltz has served as The Wendy’s Company’s non-executive Chairman since 2007. In addition, Mr. Peltz has served as a director of Invesco Ltd. since November 2020. Mr. Peltz previously served as a director of MSG Networks from 2014 to 2015, The Procter & Gamble Company from March 2018 to October 2021, Sysco Corporation from 2015 to 2021, Mondelēz International, Inc. from 2014 to 2018, Legg Mason, Inc. from 2009 to 2014 and 2019 to July 2020, Ingersoll-Rand plc from 2012 to 2014 and H. J. Heinz Company from 2006 to 2013.

Key Skills & Experience

Mr. Peltz was recognized by The National Association of Corporate Directors in 2010, 2011 and 2012 as among the most influential people in the global corporate governance arena. In light of Mr. Peltz’s more than 40 years of business and investment experience, including as the Chairman and Chief Executive Officer of public companies, his extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing operational improvements at the companies with which he has been involved, his strong operating experience and strategic planning skills and strong relationships with institutional investors, investment banking and capital markets advisors and others that can be drawn upon for the Company’s benefit, and the knowledge and experience he has gained about the Company’s business and the contributions he made during his tenure as a director of the Company and a former director of MSG Networks, our Board has concluded that Nelson Peltz should serve as a director of the Company.

ALAN D. SCHWARTZ – Age 71

Class B Director since September 30, 2015

Committee Membership: None.

Other Public Company Directorships: None

Career Highlights

Mr. Schwartz has been Executive Chairman of Guggenheim Partners, LLC, an investment advisory financial services firm, since 2009 and has previously served as consultant for Rothschild Inc. from 2008 to 2009, and various roles at The Bear Stearns Companies, Inc., including: Chief Executive Officer from January 2008 to March 2008; President and Co-Chief Operating Officer from 2007 to 2008; and Co-President from 2001 to 2007. Mr. Schwartz is currently a director of Marvin & Palmer Associates, Inc., an investment advisory firm, and previously served as a director of MSG Networks from 2010 to 2015 and AMC Networks from 2011 to 2016. He is a trustee of NYU Langone Health, a trustee emeritus of Duke University, a member of the boards of the Robin Hood Foundation, the Clinton Health Access Initiative and the National Medal of Honor Museum.

Key Skills & Experience

In light of his experience as an investment banker, his experience as a senior executive of other businesses, his service as a director of other public companies and charitable institutions, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSG Networks and AMC Networks, our Board has concluded that Alan D. Schwartz should serve as a director of the Company.

IVAN SEIDENBERG – Age 74

Class A Director since April 17, 2020

Committee Membership: Audit, Compensation

Other Public Company Directorships: Perella Weinberg Partners

Career Highlights

Mr. Seidenberg has served as a director of Perella Weinberg Partners, an investment banking financial services firm, since June 2021 and an Advisory Partner since 2012. Previously, Mr. Seidenberg served as Chief Executive Officer of Verizon Communications, Inc., a telecommunications provider, from 2002 to 2011. He also served as Chairman of the board of Verizon from 2004 to 2011. He previously served as Chairman and Chief Executive Officer of Bell Atlantic Corporation and NYNEX Corporation, Verizon’s predecessor companies, from 1995 to 2002. Mr. Seidenberg previously served as a director of Blackrock Inc. from 2011 to May 2020 and Boston Properties Inc. from 2014 to 2016.

Key Skills & Experience

In light of Mr. Seidenberg’s experience as an investment banker, a senior executive and director of other public companies, our Board has concluded that Mr. Seidenberg should be elected to serve as a director of the Company.

BRIAN G. SWEENEY – Age 57

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks and MSG Entertainment

Career Highlights

Mr. Sweeney served as the President of Cablevision from 2014 and President and Chief Financial Officer of Cablevision from 2015 to 2016. Previously, Mr. Sweeney served in various other roles at Cablevision, including: Senior Executive Vice President, Strategy and Chief of Staff from 2013 to 2014; Senior Vice President — Strategic Software Solutions from 2012 to 2013; and Senior Vice President — eMedia from 2000 to 2012. Mr. Sweeney has served as a director of MSG Entertainment since April 2020 and AMC Networks since 2011 and previously served as a director of MSG Networks from 2010 until the MSGE-MSGN Merger in July 2021 and Cablevision from 2005 to 2016. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan, Marianne Dolan Weber, Thomas C. Dolan and Kristin A. Dolan, the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan and the cousin by marriage of Paul J. Dolan.

Key Skills & Experience

In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks, and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

VINCENT TESE – Age 78

Class B Director since September 16, 2015

Committee Membership: Audit (Chair), Compensation

Other Public Company Directorships: AMC Networks, Intercontinental Exchange, Inc. and MSG Entertainment

Career Highlights

Mr. Tese has served as Chairman of the board of ICE Clear Credit LLC, a derivatives trading organization, since 2013, and as a director of AMC Networks since 2016, MSG Entertainment since April 2020 and Intercontinental Exchange, Inc., which owns and operates exchanges for financial and commodity markets, since 2004. Mr. Tese served as Executive Chairman of FCB Financial Holdings, Inc. (formerly known as Bond Street Holdings, LLC), a bank holding company, from 2009 until January 2019 and Executive Chairman of its subsidiary Florida Community Bank from 2010 until January 2019. Mr. Tese served as New York State Superintendent of Banks from 1983 to 1985, Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987, Director of Economic Development for New York State from 1987 to 1994 and Commissioner and Vice Chairman of the Port Authority of New York and New Jersey from 1991 to 1995. Mr. Tese was the Commissioner of the Department of Economic Development and Chairman of both the Science and Technology Foundation and the Job Development Authority. Mr. Tese has also served as a director of New York Racing Association, Inc., and a trustee of New York Presbyterian Hospital since 1996 and New York University School of Law. Mr. Tese previously served as a director of Cablevision from 1996 to 2016, MSG Networks from 2010 to 2015, FCB Financial Holdings, Inc. from 2010 until January 2019 and Mack-Cali Realty Corporation from 1997 until June 2019. He also served as a director of Gabelli Asset Management, National Wireless Holdings, Inc., and The Bear Stearns Companies, Inc. from 1994 to 2008.

Key Skills & Experience

In light of his experience as the Chief Executive Officer of the New York State Urban Development Corporation, his other government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Vincent Tese should serve as a director of the Company.

ANTHONY J. VINCIQUERRA – Age 67

Class A Director since April 17, 2020

Committee Membership: Audit

Other Public Company Directorships: Qualcomm Incorporated and Sony Pictures Entertainment Inc.

Career Highlights

Mr. Vinciquerra has served as Chairman of the Board and Chief Executive Officer of Sony Pictures Entertainment Inc., a film entertainment company and wholly-owned subsidiary of Sony Corporation, since June 2017. Mr. Vinciquerra previously served as a Senior Advisor to Texas Pacific Group (TPG), a private equity company, in the technology, media and telecom sectors from 2011 to 2017, Chairman of Fox Networks Group, a television entertainment company, from 2008 to 2011, and President and Chief Executive Officer of Fox Networks Group from 2002 to 2011. Mr. Vinciquerra has served as a director of Qualcomm Incorporated since 2015 and previously served as a director of Pandora Media, Inc. from 2016 to 2017, Univision Communications, Inc. from 2011 to 2017, Motorola Mobility Holdings, Inc. from 2011 to 2012 and DirecTV from 2013 to 2015.

Key Skills & Experience

In light of Mr. Vinciquerra’s experience as a senior executive and director of other public companies, our Board has concluded that Mr. Vinciquerra should be elected to serve as a director of the Company.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, has appointed Deloitte as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ending June 30, 2022. Deloitte will audit our financial statements for the fiscal year ending June 30, 2022. Representatives of Deloitte will be present at the annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We are asking that you ratify the appointment of Deloitte, although your ratification is not required. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of our Company Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In 2020, the Audit Committee conducted a periodic review of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

Following that review, which included a request for proposals, on November 18, 2020, the Audit Committee selected Deloitte as our independent registered public accounting firm for the Company’s fiscal year ending June 30, 2021, effective as of November 18, 2020. KPMG LLP (“KPMG”), our prior independent registered public accounting firm, was dismissed by the Audit Committee on November 18, 2020. In November 2020, the Audit Committee and Deloitte confirmed Deloitte’s independence and commenced the engagement for the fiscal year ending June 30, 2021.

KPMG’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG’s report on the Company’s consolidated financial statements as of and for the year ended June 30, 2020, contained an unqualified opinion that the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2020, in conformity with U.S. generally accepted accounting principles, and included a separate paragraph stating that “As described in Note 2 to the consolidated and combined financial statements, effective July 1, 2019, the Company changed its method of accounting for leases due to the adoption of ASC Topic 842, Leases, and effective July 1, 2018, the Company changed its method of accounting for revenue due to the adoption of ASC Topic 606, Revenue from

Contracts with Customers.” KPMG’s report on the Company’s consolidated financial statements as of and for the year ended June 30, 2019, contained an unqualified opinion that the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2019 and 2018, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2019, in conformity with U.S. generally accepted accounting principles, and included a separate paragraph stating that “As described in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for revenue recognition effective July 1, 2018 due to the adoption of Accounting Standards Codification Topic 606, Revenue from Contracts with Customers.”

During the fiscal years ended June 30, 2020 and 2019, and the subsequent interim periods through November 18, 2020, including the Company’s fiscal first quarter ended September 30, 2020, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to such disagreements in their reports on the Company’s consolidated and combined financial statements for such periods; or (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We disclosed the above matters in a Current Report on Form 8-K filed with the SEC on November 24, 2020. We provided KPMG with a copy of such report and requested that KPMG furnish a letter addressed to the SEC stating whether or not it agreed with the statements made by us in such report, and stating the respects, if any, in which it did not agree. We received the requested letter from KPMG and a copy of such letter was filed as an exhibit to the report.

During the fiscal years ended June 30, 2020 and 2019, and the subsequent interim periods through

November 18, 2020, neither us nor anyone on our behalf has consulted with Deloitte regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SERVICES AND FEES FOR 2021 AND 2020

The following table provides information about fees billed for services rendered by Deloitte for our fiscal year ended June 30, 2021 and KPMG,

our prior independent registered public accounting firm, for our fiscal year ended June 30, 2020:

	Fiscal Year Ended June 30,
	2021	2020
Audit fees(1)	$650,000	$1,904,040
Audit-related fees(2)	$25,000	$4,875,762
Tax fees(3)	$0	$2,284,411
All other fees(4)	$0	$1,312,938

(1)

Audit fees of the Company in the fiscal years ended June 30, 2021 and 2020 consisted of fees for services rendered for the integrated audit of the Company’s consolidated financial statements and of its internal control over financial reporting for review of the interim consolidated financial statements included in quarterly reports and for services in connection with statutory audits.

(2)

Audit-related fees of the Company in the fiscal years ended June 30, 2021 and 2020 consisted primarily of fees for contractually-required audits and other audit support services. For fiscal year ended June 30, 2020, the amount also includes fees related to the MSGE Distribution and certain regulatory filings. Fees of $167,713, paid to KPMG for the fiscal year ended June 30, 2020 related to the audits of the Garden of Dreams Foundation and certain retirement plans and are not reflected in the amounts above as these were paid directly by those respective entities.

(3)

Tax fees of the Company in the fiscal year ended June 30, 2020 consisted primarily of advisory fees for services relating to the MSGE Distribution, as well as fees for business development activities and federal, state and foreign tax matters.

(4)

All other fees of the Company in the fiscal year ended June 30, 2020 consisted primarily of advisory fees for services relating to technology infrastructure. The scope of the services are operational and relate to non-financial and non-risk management policies, processes, systems or controls.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its Chairman provided that any such services are subsequently ratified by the entire Audit

Committee. All of the services for which fees were disclosed were pre-approved under the Audit Committee’s pre-approval policy. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of our independent registered accounting firm.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Following the MSGE Distribution Date, the Company’s Internal Audit function is provided to the Company by the Internal Audit Department of MSG Entertainment through an agreement with MSG Entertainment. The Internal Audit function provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.

The Company’s independent registered public accounting firm, Deloitte, is responsible for auditing the Company’s financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with Deloitte the matters required to be discussed pursuant to PCAOB standards. The Audit Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with Deloitte the firm’s independence. All audit and non-audit services performed by Deloitte must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee discussed with the Company’s Internal Audit function and Deloitte, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2021, the Audit Committee met with the head of the Internal Audit Department of MSG Entertainment (who oversees the provision of internal audit services to the Company under an agreement with MSG Entertainment) and representatives of Deloitte in regular and executive sessions, to discuss the results of their examinations related to the Company, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2021 Form 10-K that was filed with the SEC.

Members of the Audit Committee

Ivan Seidenberg

Vincent Tese (Chair)

Anthony J. Vinciquerra

LETTER FROM THE COMPENSATION COMMITTEE

Dear Fellow Stockholder,

The Compensation Committee believes in the importance of motivating executives with a pay-for-performance compensation structure that aligns with the Company’s strategy. To that end, each year, the Compensation Committee evaluates the Company’s compensation program and makes compensation decisions within the context of four over-arching principles that we believe establish pay and performance alignment and appropriately motivate our executive officers:

•	A significant portion of each executive officer’s compensation opportunity should be at risk based on Company and stock performance;

•	Long-term incentives should generally comprise a greater proportion of total compensation than short-term incentives;

•	Equity compensation should be a meaningful component of total compensation in order to establish a direct alignment of interests between executive officers and our stockholders; and

•	We should attract, retain, motivate and reward the best talent in a competitive industry.

During the 2021 fiscal year, management of the Company has engaged with holders of over 60% of our Class A Common Stock to discuss our Board, governance and compensation practices, with the specific goal of seeking stockholder feedback. The Compensation Committee also seeks to include the input of our stockholders in the regular evaluation of our programs and welcomes continued stockholder feedback regarding our executive compensation practices.

Further detail on our compensation program and 2021 fiscal year compensation is included in the following Compensation Discussion & Analysis. We are committed to maintaining a compensation structure that aligns pay with performance and effectively motivates our executive officers to continue driving long-term value creation for our stockholders.

Members of the Compensation Committee

Joseph M. Cohen (Chair)

Ivan Seidenberg

Vincent Tese

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion & Analysis provides a discussion of our compensation philosophy and 2021 fiscal year compensation for the following NEOs:

James L. Dolan	Executive Chairman
Andrew Lustgarten	President and Chief Executive Officer
Victoria M. Mink	Executive Vice President, Chief Financial Officer and Treasurer
Lawrence J. Burian	Executive Vice President, Corporate Development and General Counsel
Alexander Shvartsman	Senior Vice President, Controller and Principal Accounting Officer

EXECUTIVE SUMMARY

Business Overview

The Company owns and operates a portfolio of assets featuring some of the most recognized teams in all of sports, including the Knicks of the NBA and the Rangers of the NHL. Both the Knicks and the Rangers play their home games in The Garden, also known as The World’s Most Famous Arena. The Company’s other professional franchises include two development league teams — the Hartford Wolf Pack of the AHL and the Westchester Knicks of the NBAGL. In addition, the Company owns Knicks Gaming, an esports franchise that competes in the NBA 2K League, as well as a controlling interest in CLG, a North American esports organization. The Company also operates two professional sports team performance centers — the Madison Square Garden Training Center in Greenburgh, NY and the CLG Performance Center in Los Angeles, CA.

Fiscal Year 2021 Operational Highlights & Impact of the COVID-19 Pandemic on Our Business

The COVID-19 pandemic has materially impacted our business operations and financial performance since March 2020. We own some of the most recognized teams in all of sports, including the Knicks of the NBA and the Rangers of the NHL. Notwithstanding the impact of the pandemic, both the Knicks and the Rangers were able to complete shortened 70 and 56 game regular seasons, respectively (as compared to normal 82-game regular season schedules). Knicks and Rangers games resumed at The Garden beginning December 2020 and January 2021; however, due to ongoing government-mandated assembly restrictions, fan attendance was initially prohibited, then limited to 10% capacity for the duration of the regular seasons before New York State eased capacity restrictions in May 2021, which coincided with the NBA playoffs.

Reduced games and restrictions limiting fan attendance have negatively impacted several of our key revenue-generating activities, such as: ticket sales; sponsorships and signage; suite licenses; and food, beverage and merchandise sales. In response to these and other revenue challenges stemming from the COVID-19 pandemic, the Company proactively reduced costs by operating with a reduced workforce and limiting discretionary spending as well as implementing other initiatives to offset a portion of our revenue losses.

In this context, the Compensation Committee considered the following in making incentive compensation determinations with respect to the 2021 fiscal year:

•	The successful execution of the 2020-21 regular seasons for both the Knicks and the

Rangers, including the implementation of enhanced safety protocols and no game postponements due to Knicks or Rangers players contracting COVID;

•	The return of the Knicks to the NBA playoffs after securing the fourth seed in the Eastern Conference, resulting in the team hosting three first round playoff games at The Garden;

•	The steps taken by the Company that — to the extent possible in the current conditions — maximized revenues and AOI:

•	Strong advocacy at both leagues with respect to the restart of the seasons, safety protocols and the approval of new sponsorship inventory for both teams which was quickly monetized;

•	Strong advocacy for, and successful navigation of, all New York State guidelines to reopen The Garden to fans with strict adherence to all safety protocols — the Knicks playoff games welcomed, at that time, the largest indoor crowds to gather in New York State since the start of the pandemic;

•	Maintained operational readiness with highly flexible ticketing manifests allowing for prompt public sale of tickets following updated guidance from New York State on capacity restrictions. In addition, created higher-priced seating areas during limited capacity games and increased overall capacity during the playoffs, by working with the NBA on approvals for additional seating close to the court;

•	Created customer and fan focused policies, including season ticket and suite license holder payment deferrals;

•	Worked closely with marketing partners to find creative and mutually beneficial ways to satisfy sponsorship obligations;
maintained or extended multiple key marketing partner relationships; and

•	Maintained fan engagement, resulting in a combined renewal rate of over 90% for Knicks and Rangers season tickets for the 2021-22 seasons;

•	The steps taken by the Company to ensure a strong balance sheet by increasing availability under its revolving facilities by $235 million, replacing $200 million of short-term delayed-draw term loans, for a net $35 million increase in liquidity and extending debt maturities by over two years. In addition, the Company obtained $60 million in additional liquidity from the NBA and NHL ($30 million from each league);

•	The need to maintain dedicated, experienced leadership to help guide the Company through the impact of COVID-19 on its business operations; and

•	The critical importance of retaining the current workforce, who have taken on additional responsibilities in response to the reduction in overall personnel and are essential to ensuring that the Company can make progress on its key strategic initiatives while preparing for a return to regular operations.

The significant actions taken by management provided the Company with increased financial strength and operational flexibility in order to remain focused on navigating these unprecedented challenges, while protecting the health and well-being of our guests, athletes, employees, and communities and positioning our business for an accelerated recovery.

See “Annual Cash Incentives” below for more information.

Stockholder Engagement & Responsiveness

During the 2021 fiscal year, we engaged with holders of over 60% of our Class A Common Stock concerning our Board, governance and executive compensation practices, with the specific goal of seeking stockholder feedback.

The Compensation Committee has incorporated various aspects of stockholder feedback into our current pay practices over time. In seeking to continue our efforts to align our compensation practices with long-term stockholder interests, the Committee seeks out and values opportunities to receive stockholder feedback. We look forward to continuing to receive such feedback to inform the regular, ongoing review of our compensation program.

Executive Compensation Program Objectives and Philosophy

The Company is a sports business comprised of dynamic and powerful assets and brands. We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. The Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial, operational and stock price performance as well as long-term value creation. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of the financial and strategic objectives of growing the Company’s businesses and driving long-term stockholder value.

Our Compensation Committee has designed a program that reflects four key overarching executive compensation principles:

Principle	Implementation

A significant portion of compensation opportunities should be at risk.	• The majority of executive compensation is at risk and based on stockholder returns as well as the Company’s performance against predetermined financial performance targets.
Long-term performance incentives should generally outweigh short-term performance incentives.	• Incentive compensation focuses more heavily on long-term rather than short-term accomplishments and results.
Executive officers should be aligned with our stockholders through equity compensation.	• Equity-based compensation comprises a substantial portion of executive compensation, ensuring alignment with stockholder interests.
The compensation structure should enable the Company to attract, retain, motivate and reward the best talent.

•  The overall executive compensation program is competitive, equitable and thoughtfully structured so as to attract, retain, motivate and reward talent.

•  The Compensation Committee focuses on total direct compensation, as well as individual compensation elements when providing competitive compensation opportunities.

In designing our executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation, and (3) performance-based and time-based vesting of compensation.

Elements of Compensation

The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that generate long-term stockholder value and reward sustained achievement of the Company’s key financial goals.

The Company considers revenues and AOI to be the key measures of its operating performance. As such, our Compensation Committee has reflected these performance measures in our annual incentive awards and long-term incentive performance awards, along with other specific strategic and operating measures. The Company’s long-term incentive program also includes restricted stock units whose value is tied to the performance of the market value of the Company’s Class A Common Stock. In order to further align compensation opportunities with the Company’s strategic vision and focus on growth, the Compensation Committee has also occasionally granted certain awards in the form of stock options, where appropriate, which support the goal of generating long-term stockholder value.

The table below summarizes the elements of our compensation program as in effect for fiscal year 2021, and how each element supports the Company’s compensation objectives:

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed

Annual Incentive	Cash	Financial (50%)	Revenues (40%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
AOI (60%)
		Strategic (50%)	Strategic Objectives
Long-Term Incentive	Performance Stock Units (50%)	Revenues (50%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest after three years to the extent that financial performance targets measured in the last year of the three-year period are achieved

AOI (50%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

2021 Fiscal Year Annual Compensation Opportunities Mix

As described above, the Company’s compensation program is designed with significant long-term performance-based and at-risk components. For the 2021 fiscal year, a substantial majority of NEO compensation was at risk, with a majority of at-risk compensation granted in the form of long-term equity-based awards.

Executive Chairman Pay Mix(1)(2)	President and Chief Executive Officer Pay Mix(1)(2)

Average NEO Pay Mix(1) (excluding Executive Chairman and President and Chief Executive Officer)

(1)

Reflects the allocation of base salary, annual target bonus opportunity, and long-term incentive award target value as set forth in each NEO’s employment agreement for the 2021 fiscal year. In the case of the Executive Chairman, for the 2021 fiscal year the Compensation Committee continued to apply the base salary and annual target bonus opportunity provided for in the Prior Dolan Employment Agreement (as defined below).

(2)	Sum of compensation elements or the at-risk value shown may not add to 100% (or at-risk value) due to rounding.

Sound Compensation Governance Practices

The Company’s executive compensation program is overseen by the wholly independent Compensation Committee, with the support of an independent compensation consultant and independent legal counsel. We maintain a compensation program with strong governance features, including:

Compensation Practices

✓	Substantial proportion of compensation at risk (92% for Executive Chairman; 85% for President and Chief Executive Officer)

✓	Short- and long-term incentives earned based on the achievement of objective, pre-determined performance goals

✓	Stockholder feedback considered in Compensation Committee review of compensation program

✓	Anti-hedging/pledging

✓	No excise tax gross-up provisions

✓	Review of tally sheets for each NEO by Compensation Committee at least annually

✓	Fully independent Compensation Committee oversight of compensation decisions

✓	Compensation Committee utilizes support of an independent compensation consultant and independent legal counsel

COMPENSATION PROGRAM PRACTICES AND POLICIES

The following discussion describes the practices and policies implemented by the Compensation Committee during the fiscal year ended June 30, 2021. As discussed in greater detail below under “Executive Compensation Tables — Employment Agreements,” much of the NEOs’ compensation for the year ended June 30, 2021 is covered by employment agreements which were entered into prior to the MSGE Distribution and approved by the Company’s Compensation Committee. The employment agreement with each of Messrs. Dolan and Lustgarten was entered into by the Company prior to, and became effective upon, the MSGE Distribution. Mr. Dolan’s employment agreement expired on April 16, 2021. The Company entered into new employment agreements with Messrs. Shvartsman and Burian effective as of April 17, 2020 and December 18, 2020, respectively. In the Company’s most recent advisory “say-on-pay” proposal, which was held in 2019, a majority of stockholders voted to approve, on an advisory basis, the Company’s executive compensation. The

Compensation Committee considered the results of this vote, as well as the Company’s ongoing discussions with stockholders, in its assessment and development of the compensation program.

Role of the Compensation Committee

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee: (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation levels based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our stockholder-approved compensation plans. For more information about the Compensation Committee, please see “Board and Governance Practices — Committees — Compensation Committee.”

Role of the Independent Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of ClearBridge Compensation Group LLC (the “independent compensation consultant”), an independent compensation consultant, to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

The independent compensation consultant collaborates with independent legal counsel and reports directly to the Compensation Committee and, at the request of the Compensation Committee, the independent compensation consultant meets with members of management from time to time for the purpose of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

The services provided by the independent compensation consultant to the Compensation Committee during the fiscal year ended June 30, 2021 included:

•	Attended all Compensation Committee meetings;

•	Provided information, research, and analysis pertaining to our executive compensation program for the 2021 fiscal year;

•	Regularly updated the Compensation Committee on market trends, changing practices and legislation pertaining to compensation;
•	Assisted the Compensation Committee in making pay determinations for the executive officers;

•	Assisted the Compensation Committee in making compensation decisions in connection with the entry into an amended employment agreement with the Executive Vice President, Corporate Development and General Counsel;

•	Advised on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;

•	Conducted a compensation risk assessment;

•	Provided advice and recommendations that incorporated both market data and Company-specific factors; and

•	Assisted the Compensation Committee in connection with its review of non-management director compensation.

During the 2021 fiscal year, the independent compensation consultant provided no services to the Company other than those provided to the Compensation Committee.

The Compensation Committee charter requires the Compensation Committee to consider the NYSE independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. For the fiscal year ended June 30, 2021, the Compensation Committee concluded that the independent compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the Compensation Committee believes that the independent compensation consultant’s work did not raise any conflicts of interest during the fiscal year ended June 30, 2021. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and the President and Chief Executive Officer and, following discussions with the independent compensation consultant, establishes each of their compensation. Senior management of the Company assists the Compensation Committee and the independent compensation consultant as described in this Compensation Discussion & Analysis, and provides to the Compensation Committee, either directly or through the independent compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and the President and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and recommendations and discussions with the independent compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

Performance Objectives

As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.

Generally, the Compensation Committee has historically based the performance objectives for the Company’s incentive compensation on revenues and AOI of the Company and, prior to the MSGE Distribution, its business segments. The Company considers these performance objectives to be key measures of the Company’s operating performance.

The Company defines AOI, which is a non-U.S. GAAP financial measure, as operating income

(loss) excluding (i) deferred rent expense under the Arena License Agreements with MSG Entertainment, (ii) depreciation, amortization and impairments of property and equipment, goodwill and other intangible assets, (iii) share-based compensation expense or benefit, (iv) restructuring charges or credits, (v) gains or losses on sales or dispositions of businesses, and (vi) the impact of purchase accounting adjustments related to business acquisitions. Because it is based upon operating income (loss), AOI (loss) also excludes interest expense (including cash interest expense) and other non-operating income and expense items.

The performance measures used for purposes of annual incentives or long-term awards may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets prepared by the independent compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the NEOs for the fiscal year ended June 30, 2021, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios.

Determining Compensation Levels; Benchmarking

As part of the Compensation Committee’s review of the total compensation for the fiscal year ended June 30, 2021, the independent compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the independent compensation consultant, considered broad market data (industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.

For the fiscal year ended June 30, 2021, the Compensation Committee, in consultation with the independent compensation consultant, determined not to utilize a peer group or target positioning in determining compensation given the limited number of comparable publicly-traded companies.

In addition to the market data documented above, the Compensation Committee considered internal information (historical compensation, job responsibility, experience, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s goal of attracting, retaining, motivating and rewarding highly-qualified executive officers. The compensation program included the following key elements for the fiscal year ended June 30, 2021: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive officer benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews historical compensation, other information provided by the independent compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and between short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

Mr. Dolan is also employed by MSG Entertainment as its Executive Chairman and Chief Executive Officer and was previously employed by MSG Networks prior to the MSGE-MSGN Merger in July 2021 as its Executive Chairman. Mr. Lustgarten is also employed by MSG Entertainment as its President. Mr. Burian is also employed by MSG Entertainment as Executive Vice President, Corporate Development (but is not an NEO of MSG Entertainment) and was previously employed by MSG Networks prior to the MSGE-MSGN Merger in July 2021 as its Executive Vice President and General Counsel. Messrs. Dolan, Lustgarten and Burian received separate compensation from MSG Entertainment and MSG Networks, as applicable, with respect to such employment. The compensation program and philosophies discussed in this proxy statement reflect only compensation that is paid by the Company for services rendered to the Company, except as otherwise noted. While the Compensation Committee was aware that Messrs. Dolan, Lustgarten and Burian also received compensation for services rendered to MSG Entertainment or MSG Networks, as applicable, its compensation decisions were based on its independent assessment and application of the compensation goals and objectives of the Company. For more information regarding the respective compensation of Messrs. Dolan and Lustgarten, see MSG Entertainment’s 2021 Definitive Proxy Statement.

Base Salaries

Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate them for the day-to-day services that they perform for the Company. Base salaries for these executive officers have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executive officers. The employment agreement between the Company and each NEO contains a minimum base salary level, and as noted above, for fiscal year 2021 the Compensation Committee continued to apply the minimum base salary for the Executive Chairman provided for in the Prior Dolan Employment Agreement. For information regarding these base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.

The base salaries for each of Messrs. Dolan and Lustgarten, Ms. Mink and Messrs. Burian and Shvartsman as of the end of the fiscal year ended June 30, 2021 were as follows: $400,000, $900,000, $800,000, $840,000 and $375,000. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for additional information regarding the base salaries, and actual amounts paid by the Company, during the Company’s fiscal year. The Compensation Committee determined salaries for the NEOs after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

Annual Cash Incentives

Overview

Annual cash incentives earned for performance in the 2021 fiscal year were determined by performance against goals under the Management Performance Incentive Plan (“MPIP”) for the purpose of determining the final annual incentive payouts. MPIP is an annual incentive plan under which eligible members of management, including the NEOs, were provided an opportunity to earn an annual cash award. The 2021 fiscal year MPIP was based on performance measures tied to revenues and AOI targets for the 2021 fiscal year as well as certain pre-determined strategic objectives.

This annual incentive was designed to link executive compensation directly to the Company’s performance by providing incentives and rewards based upon business performance during the applicable fiscal year.

MPIP awards to all eligible employees, including the NEOs, were conditioned upon the satisfaction of predetermined financial and strategic objectives. For the 2021 fiscal year, the Company applied a business function-specific weighting system, with the weighting between financial and strategic objectives for each business function depending on the specific challenges and desired incentives of that function. In connection with the Company’s robust long-term goals for transformative strategic growth and development and the importance of the Company’s COVID-19 response, the financial and strategic objectives for our Corporate function (including our NEOs) were each weighted 50%.

MPIP results were calculated based on performance achievement against these predetermined goals, as discussed below for our Corporate function.

As discussed in “Performance Targets & Achievement Levels” below, as a result of the level of achievement of the adjusted Corporate financial and strategic objectives, the payout level of the annual cash incentives was calculated at 121.7% of the target level. However, the Compensation Committee, in consultation with the independent compensation consultant and in light of the impacts of COVID-19, then exercised negative discretion to adjust the results of the financial component downward, which resulted in the payout of the annual cash incentives based on financial and strategic objectives at 110% of the target level for the 2021 fiscal year.

Target Award Opportunities

Each employee eligible for an annual incentive award was assigned a target award equal to a percentage of that employee’s base salary as of the conclusion of the applicable fiscal year.

Target annual incentive opportunities were based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each employment agreement between the Company and each of the NEOs (and in the case of the Executive Chairman, the Prior Dolan Employment Agreement) contains a minimum target annual incentive award level. See “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee, in its sole discretion and subject to the terms of employment agreements, may revise target annual incentive award levels for the NEOs.

Annual Incentive Payouts

The below table summarizes each NEO’s target annual incentive opportunity and actual 2021 fiscal year annual incentive payouts, as determined by the Compensation Committee. The annual incentive payouts are described in more detail below.

Name	2021 Fiscal Year Base Salary	Target Incentive (% of Base Salary)	Maximum Incentive (% of Base Salary)	Calculated 2021 Fiscal Year MPIP as a % of Target	Actual 2021 Fiscal Year MPIP as a % of Target	Actual 2021 Fiscal Year Annual Incentive Award
James L. Dolan	$400,000	200%	400%	121.7%	110.0%	$880,000
Andrew Lustgarten	$900,000	200%	400%	121.7%	110.0%	$1,980,000
Victoria M. Mink	$800,000	100%	200%	121.7%	110.0%	$880,000
Lawrence J. Burian	$840,000	150%	300%	121.7%	110.0%	$1,386,000
Alexander Shvartsman	$375,000	40%	80%	121.7%	110.0%	$165,000

Performance Targets & Achievement Levels

The COVID-19 pandemic has materially impacted our business operations and financial performance since March 2020. In this context, the Compensation Committee considered the following in making incentive compensation determinations with respect to the 2021 fiscal year:

•	The successful execution of the 2020-21 regular seasons for both the Knicks and the Rangers, including the implementation of enhanced safety protocols and no game postponements due to Knicks or Rangers players contracting COVID;

•	The return of the Knicks to the NBA playoffs after securing the fourth seed in the Eastern Conference, resulting in the team hosting three first round playoff games at The Garden;

•	The steps taken by the Company that — to the extent possible in the current conditions — maximized revenue and AOI, including strong advocacy with the leagues and New York State to restart fiscal year 2021 league play, maintaining operational readiness and flexibility, establishing customer and fan focused policies, maintaining or extending marketing partnership relationships and maintaining fan engagement;

•	The Company’s successful implementation of cost control initiatives;

•	The steps taken by the Company to ensure a strong balance sheet by increasing availability under its revolving facilities by $235 million, replacing $200 million of short-term delayed-draw term loans, for a net $35 million increase in liquidity and extending debt maturities by over two years. In addition, the Company obtained $60 million in additional liquidity from the NBA and NHL ($30 million from each league);

•	The need to maintain dedicated, experienced leadership to help guide the Company through the impact of COVID-19 on its business operations; and

•	The critical importance of retaining the current workforce, who have taken on additional responsibilities in response to the reduction in overall personnel and are essential to ensuring that the Company can make progress on its key strategic initiatives while preparing for a return to regular operations.

See “Fiscal Year 2021 Operational Highlights & Impact of the COVID-19 Pandemic on Our Business” for more information.

Financial Component (50%):

For the fiscal year ended June 30, 2021, the MPIP financial performance objectives included rigorous revenues and AOI targets, with potential payouts under this component ranging from 0-200% of target.

The financial component of MPIP was determined based on the extent to which financial performance compared to predetermined financial objectives. The MPIP contemplated certain adjustments, including adjustments to account for the effects of COVID-19 and extraordinary circumstances. In light of the unprecedented nature of the COVID-19 pandemic, the Compensation Committee reviewed the impact of COVID-19 and other factors on operations of the Company for the 2021 fiscal year, including government-mandated restrictions on fan attendance and shortened league playing schedules, and the extent to which the pre-determined financial objectives for the 2021 fiscal year, which were based on a full league season with no capacity restrictions, required adjustment. To that end, the Compensation Committee, with its outside compensation consultant, reviewed and approved the adjusted financial objectives prepared by management to give effect to the actual restricted operating conditions applicable to the 2021 fiscal year (e.g., reduced number of games and capacity restrictions) and assessed the Company’s financial performance against those objectives. The result of which was to assess the actual financial results for the 2021 fiscal year against the level of operations (and related financial performance) that was permitted under the extraordinary COVID related regulatory and operating restrictions imposed in the 2021 fiscal year.

The measurement against the adjusted targets for the 2021 fiscal year provided the following calculated results:

Financial Metrics (Weighting)	2021 Fiscal Year Payout Results
Revenues (40%)	123.4% of target
AOI (60%)	123.3% of target

Based on the performance against these pre-determined financial performance objectives, the calculated result of the financial component of the MPIP, giving effect to the adjustments described above and the payment provisions of the MPIP, was 123.3%. However, the Compensation Committee, in consultation with the independent compensation consultant, then exercised negative discretion to adjust the result of the financial component downward to 100% of target.

Strategic Component (50%): For the fiscal year ended June 30, 2021, the MPIP also included a performance component that measured achievement against previously approved relevant strategic goals, objectives and metrics. These goals, objectives and metrics are reviewed and approved by the Compensation Committee.

2021 Fiscal Year Corporate Goals: In the 2021 fiscal year, specific goals were established for each business function. These goals were intended to align with the Company’s broad strategic initiatives and were subdivided into discrete objectives, which were further cascaded down into specific, measurable metrics that were used to enumerate year-end achievement. As part of this process, each goal of a specific business function was assigned a weight, and at the end of the fiscal year, the level of achievement of each goal by the business function was evaluated on a scale ranging from 0-200%.

The Corporate function’s strategic component focused on numerous core strategies aimed at promoting the Company’s initiatives, which were supported by more than 30 individualized and measurable metrics and tactics. These goals, objectives and metrics, and the measurement of achievement against them, focused on strategic and a range of operational initiatives in response to COVID-19, including maintaining readiness to reopen the business to full or partial capacity, ensuring financial liquidity, working closely with the leagues and government officials to facilitate prompt return to play, implementing restructuring and cost initiatives and enhancing the customer experience.

2021 Fiscal Year Achievements: The evaluation and measurement of the 2021 fiscal year achievement of goals took into consideration the execution of the specific strategies, measurable metrics and tactics, which supported each goal.

The strategic component for NEO payouts was calculated based on the extent to which Corporate-specific objectives and metrics were achieved or missed in the fiscal year. The Compensation Committee was of the view that the achievement of the strategic component in 2021 fiscal year in the face of numerous challenges caused by COVID-19 was an important factor in the Company’s performance for the 2021 fiscal year.

Based on the performance against these predetermined Corporate objectives, the Compensation Committee determined the payout result of the strategic component of the MPIP was achieved at 120% of target.

Annual Cash Incentive Payout: As a result of the application of negative discretion to the Corporate financial objectives to adjust the payout downward to 100% of target on the financial component and the level of achievement of the strategic objectives at 120% of target, as discussed above, the payout level of the annual cash incentives was calculated at 110% of the target level for the 2021 fiscal year.

Long-term Incentives

Long-term incentives represent a substantial portion of our executive officers’ annual total direct compensation. For the fiscal year ended June 30, 2021, standard long-term incentives were comprised of performance stock units and restricted stock units.

The Compensation Committee believes this equity mix:

•	Establishes strong alignment between executive officers and the interests of the Company’s stockholders;

•	Provides meaningful incentive to drive actions that will improve the Company’s long-term stockholder value; and

•	Supports the Company’s objectives of attracting and retaining the best executive officer talent.

The following table summarizes our 2021 fiscal year standard annual long-term incentive awards to our NEOs:

Element	Weighting		Summary

Performance Stock Units	50%	✓	Performance is measured by revenues and AOI, which are equally weighted and considered key value drivers of our business
		✓	Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals
		✓	Cliff-vest after three years based on financial performance in the final year of the three-year period

Restricted Stock Units	50%	✓	Share-based award establishes direct alignment with our stock price performance and stockholder interests
		✓	Vest ratably over three years

Additional information regarding long-term incentive awards granted to NEOs during the 2021 fiscal year is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below.

Performance Stock Units

Performance stock units are intended to align our executive officers’ interests with those of our stockholders, with a focus on long-term financial results. Under our executive compensation program for the fiscal year ended June 30, 2021, performance stock units were granted to executive officers and certain other members of management pursuant to the 2015 Employee Stock Plan (the “Employee Stock Plan”).

2021 Fiscal Year Grants

In August 2020, the Compensation Committee approved the following awards of performance stock units to the NEOs, which are for the 2021-2023 fiscal year performance period:

Name	Performance Stock Units (at target)	Grant Date Fair Value(1)
James L. Dolan	11,240	$1,780,641
Andrew Lustgarten	10,303	$1,632,201
Victoria M. Mink	3,435	$544,173
Lawrence J. Burian	4,371	$692,454
Alexander Shvartsman	1,031	$163,331

(1)

The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of performance stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of grant.

Standard performance stock units are structured to be settled upon the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of such three-year period.

Target Setting

For the 2021 fiscal year performance stock units granted in August 2020 for the 2021-2023 fiscal year period (the “2021 Performance Stock Units”), the Compensation Committee selected revenues and AOI as the two financial metrics to be measured in the final fiscal year of the vesting period. Goals were set at the beginning of the fiscal year based on the Company five-year strategic plan, which is subject to review by the Board in connection with its approval of the annual budget. The Company’s long-range strategic plan is confidential and disclosure of those targets could provide information that could lead to competitive harm, and for this reason the performance stock unit financial performance targets are not disclosed; however, the Compensation Committee seeks to make target goals ambitious, requiring meaningful growth over the performance period, while threshold goals are expected to be achievable. The Company intends to disclose the revenues and AOI payout results as a percentage of target as well as the resulting payout for the 2021 Performance Stock Units as a percentage of target measured in the last year of the performance period.

Financial Metrics (Weighting)	Threshold Performance	Maximum Performance
Revenues (50%)	85% of target goal	115% of target goal
AOI (50%)	75% of target goal	125% of target goal

The performance stock unit payout opportunity ranges from 0 to 110% of target, based on performance and subject to continued employment and employment agreement and award agreement terms (as applicable). At the threshold performance level, the award would vest at 90% of the target performance stock units, and at or above the maximum performance level, the award would vest at 110% of the target performance stock units. If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves or exceeds one target but not both, the award provides for partial payments. No performance stock units would vest if the Company fails to achieve both threshold levels of performance.

Restricted Stock Units

Restricted stock units serve to align executive officers’ interests with those of our stockholders and promote the retention of employees, including the NEOs.

The Compensation Committee approved the following awards of restricted stock units to the NEOs in August 2020 pursuant to the Company’s Employee Stock Plan:

Name	Restricted Stock Units	Grant Value(1)
James L. Dolan	11,240	$1,878,316
Andrew Lustgarten	10,303	$1,721,734
Victoria M. Mink	3,435	$574,023
Lawrence J. Burian	4,371	$730,438
Alexander Shvartsman	1,031	$172,290

(1)

The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of restricted stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of grant.

Standard restricted stock units vest ratably over three years on September 15th of each year following the year of grant, subject to continued employment and employment agreement and award agreement terms (as applicable).

2019 Fiscal Year Performance Stock Unit Awards

The performance stock units granted to NEOs in the 2019 fiscal year (collectively, the “2019 Performance Stock Units”) were originally subject to Total Company Net Revenue and Business Unit AOI performance objectives of The Madison Square Garden Company, weighted at 50% each, measured over a July 1, 2020 through June 30, 2021 performance period. In connection with the MSGE Distribution, the Compensation Committee approved amending the 2019 Performance Stock Units based on separate goals for the Company (post-MSGE Distribution) of 50% revenues and 50% AOI over a performance period of July 1, 2020 through June 30, 2021. The adjustment formulas were approved by the Compensation Committee at the time the awards were amended following the MSGE Distribution, including mandated adjustments for the impacts of

COVID-19. In light of the unprecedented nature of the COVID-19 pandemic, the Compensation Committee reviewed the impact of COVID-19 and other factors on operations of the Company for the 2021 fiscal year, including government-mandated restrictions on fan attendance and shortened league playing schedules, and the extent to which the pre-determined financial objectives for the 2021 fiscal year, which were based on a full league season with no capacity restrictions, required adjustment. Adopting an approach similar to the approach used for the fiscal year 2021 MPIP payments, the Compensation Committee, with its independent compensation consultant, reviewed and approved the adjusted financial objectives prepared by management to give effect to the actual restricted operating conditions applicable to the 2021 fiscal year (e.g., reduced number of games and capacity restrictions) and assessed the Company’s financial performance against those objectives.

Giving effect to the required adjustments, in August 2021, the Compensation Committee certified the Company’s consolidated financial performance against previously determined revenues and AOI determined as a percentage of target performance at 100.8% and 102.8%, respectively, with a resulting payout for the 2019 Performance Stock Units calculated as 101.8% of target. However, the Compensation Committee, in consultation with the independent compensation consultant, then exercised negative discretion and determined to adjust the payout level downward for the 2019 Performance Stock Units to 100% of the target level. The 2019 Performance Stock Units were settled in September 2021.

With respect to Messrs. Dolan, Lustgarten and Burian, who are employed by both the Company and MSG Entertainment, the payout multiplier was determined based on the performance of the Company and MSG Entertainment, with the performance for each company blended as a weighted average based on each of their total direct compensation allocated between the Company and MSG Entertainment at the time of the MSGE Distribution (in the case of Messrs. Dolan and Lustgarten) and at the time of his employment at both companies (in the case of Mr. Burian), and applied to both their MSG Entertainment and Company performance stock units. Based on the Company’s and MSG Entertainment’s payout levels, each Messrs. Dolan’s, Lustgarten’s and Burian’s Company 2019 Performance Stock Units (after giving effect to downward adjustments at both the Company and MSG Entertainment) paid out at 100% of the target level. For more information on the payout of MSG Entertainment’s 2019 Performance Stock Units payout level, see MSG Entertainment’s 2021 Definitive Proxy Statement. See also “— Other Awards — MSGE Distribution” for more information.

Hedging and Pledging Policies

The Company’s Insider Trading Policy prohibits all directors, consultants and employees (including NEOs), and all members of their immediate families and any individual who is materially dependent upon them for financial support who resides in the same household, from directly or indirectly (i) engaging in short sales, short sales against the box or other “hedging” transactions unless otherwise permitted by the Company and (ii) placing securities in margin accounts or otherwise pledging Company securities.

Holding Requirements

Under our executive compensation program for the fiscal year ended June 30, 2021, standard annual restricted stock unit awards vest ratably over three years and standard annual performance stock unit awards cliff-vest after three years to the extent that pre-determined financial performance targets measured in the last year of the three-year period are achieved, in each case, so long as the recipient is continuously employed by the Company until the applicable vesting date (and subject to the performance conditions described above and any applicable terms of the award agreements and their employment agreement). With respect to our non-management directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Class A Common Stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the cliff and three-year ratable vesting (with respect to our NEOs and eligible employees) and the holding requirements (with respect to our non-management directors) is to require each of our non-management directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

BENEFITS

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, following the MSGE Distribution, Mr. Dolan does not participate in certain Company benefit plans, including the Company’s medical, dental and vision plans, as he receives such benefits from MSG Entertainment.

Defined Benefit Plans

Prior to the MSGE Distribution, the Company sponsored the MSG Sports & Entertainment, LLC Cash Balance Pension Plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan, for participating employees, including certain executive officers. Following the MSGE Distribution, the Cash Balance Pension Plan was retained by MSG Entertainment. Under the MSG Sports, LLC Excess Cash Balance Plan (the “Excess Cash Balance Plan”), a nonqualified deferred compensation plan, the Company provides additional benefits to employees, including executive officers, who are restricted by the applicable Internal Revenue Service (“IRS”) annual compensation limitation. The Cash Balance Pension Plan was frozen to new participants and future benefit accruals effective as of December 31, 2015. In connection with the MSGE Distribution the Excess Cash Balance Plan was created to hold the frozen balances of the Company’s employees from the MSG Sports & Entertainment, LLC Excess Cash Balance Plan.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan,

and the Postretirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

Prior to the MSGE Distribution, the Company sponsored the Madison Square Garden 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. As of the MSGS Distribution, the Savings Plan was amended to be a multiple employer plan to which MSG Networks (the original sponsor of the Savings Plan) also contributed as a participating employer. Following the MSGE Distribution, the Savings Plan was retained by MSG Entertainment and the Company contributes as a participating employer. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company.

In addition, the Company offers the MSG Sports, LLC Excess Savings Plan (the “Excess Savings Plan”), a nonqualified deferred compensation plan, to employees, including executive officers, whose contributions to the Savings Plan are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company in the fiscal year ended June 30, 2021 in respect of the NEOs under the Savings Plan and the

Excess Savings Plan are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

MSG Cares Charitable Matching Gift Program

Our employees, including our NEOs, are eligible to participate in the MSG Cares Charitable

Matching Gifts Program. Under this program, the Company matches charitable contributions made by our employees, including the NEOs, to eligible 501(c)(3) organizations of the employee’s choice, in an aggregate amount of up to $1,000 per employee for each fiscal year.

PERQUISITES

The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below. The perquisites described below are provided pursuant to arrangements between the Company and MSG Entertainment.

Car and Driver

Messrs. Dolan and Lustgarten have regular access to a car and driver which each is permitted to use for personal use in addition to business purposes. For Mr. Dolan, each of the Company, MSG Entertainment and MSG Networks shared such costs equally in the 2021 fiscal year. Following the MSGE-MSGN Merger, such costs will be reallocated between the Company and MSG Entertainment. For Mr. Lustgarten, such costs are shared equally by the Company and MSG Entertainment. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.

Aircraft Arrangements

The Company has access to certain aircraft through time sharing arrangements with a subsidiary of MSG Entertainment. Messrs. Dolan and Lustgarten have been permitted to use such aircraft for personal use.

Mr. Dolan is not required to reimburse the Company for such use. Mr. Lustgarten is required to reimburse the Company for such use, except for the cost of a deadhead flight. Additionally, Messrs. Dolan and Lustgarten have access to helicopter travel, including for personal travel. Helicopter use has primarily been for commutation and they are not required to reimburse the Company for such use. For Mr. Dolan, each of the Company, MSG Entertainment and MSG Networks shared the costs of personal aircraft and helicopter use equally in the 2021 fiscal year. Following the MSGE-MSGN Merger, such costs will be reallocated between the Company and MSG Entertainment. For Mr. Lustgarten, each of the Company and MSG Entertainment share the costs of aircraft and helicopter use equally. See “Transactions with Related Parties — Aircraft Arrangements.”

Executive Security

Mr. Dolan and Mr. Lustgarten participate in MSG Entertainment’s executive security program, including services related to cybersecurity and connectivity. For Mr. Dolan, each of the Company, MSG Entertainment and MSG Networks shared the costs of such participation in the security program equally in the 2021 fiscal year. Following the MSGE-MSGN Merger, such costs will be reallocated between the Company and MSG Entertainment. For Mr. Lustgarten, each of the Company and MSG Entertainment share the costs of participation in the program equally. See “Transactions with Related Parties — Relationship Between Us, MSG Entertainment,

MSG Networks and AMC Networks.” Because certain of these costs can be viewed as conveying personal benefits to Messrs. Dolan and Lustgarten, they are reported as perquisites.

Other

From time to time certain employees, including the NEOs (and their guests), have access at no cost to tickets to Company events and events at the MSG Arena (which is operated by MSG Entertainment), and may also purchase tickets to such events at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites. In addition, certain employees, including NEOs (and their guests), may have access at no cost to tickets to events at venues operated by MSG Entertainment other than the MSG Arena, and may also purchase tickets to such events at face value. Tickets provided to employees, including the NEOs, are not available for resale.

Our NEOs may also make incidental use from time to time of certain amenities made available through Company resources, such as medical and other health related services provided by the Company’s staff.

POST-TERMINATION COMPENSATION

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executive officers.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability or termination following a change in control of the Company or following a going private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment Agreements” and “— Termination and Severance” below.

OTHER AWARDS – MSGE DISTRIBUTION

Stock Options

In connection with the MSGE Distribution, each holder of a Company stock option received one MSG Entertainment stock option (each such MSG Entertainment option, a “MSGE Distribution Option”) for each option held on the record date and the terms of each employee’s applicable option award agreement will generally continue to govern our options.

Employee Restricted Stock Units and Performance Stock Units

In connection with the MSGE Distribution, each holder of an employee restricted stock unit received one MSG Entertainment restricted stock unit in respect of every restricted stock unit owned on the record date (each such MSG Entertainment unit a “MSGE Distribution Restricted Unit”). Additionally, each holder of an employee performance stock unit received one MSG Entertainment performance stock unit (at target performance) in respect of every performance stock unit (at target performance) owned on the record date (each such MSG Entertainment unit a “MSGE Distribution Performance Unit”).

The performance conditions applicable to the performance stock units that have a performance period ending after 2020 that were held by employees and the corresponding MSGE Distribution Performance Units were adjusted to reflect the effect of the MSGE Distribution and establish performance conditions relating solely to whichever company employed the holder of the award as of the MSGE Distribution, regardless of whether such award is a Company award or MSG Entertainment award (or, for individuals employed by both companies, so that the performance conditions for each award relate to both companies). In addition, the performance metrics applicable to such awards were amended to use revenues and AOI as the two financial metrics (instead of Total Company Net Revenue and Business Unit AOI) and the performance goals were revised to reflect the Company’s current long-range plan adopted following the MSGE Distribution.

Other Terms

With respect to outstanding equity awards, the Company and MSG Entertainment are not regarded as competitive entities of each other for purposes of any non-compete provisions contained in the applicable award agreements. With respect to all outstanding awards of the Company (and MSG Entertainment awards issued in connection with such awards) such awards generally will continue to vest so long as the holders remain employed by the Company, MSG Entertainment or affiliates of either entity.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in this proxy statement for filing with the SEC.

Members of the Compensation Committee

Joseph M. Cohen (Chair)

Ivan Seidenberg

Vincent Tese

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s NEOs. See “Compensation

Discussion & Analysis” for an explanation of our compensation philosophy and program.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended June 30, 2021, 2020, and 2019, respectively. Each of our (i) Executive Chairman, (ii) President and Chief Executive Officer and (iii) Executive Vice President, Corporate Development and General Counsel is a shared employee of the Company and MSG Entertainment (but Mr. Burian is not an NEO of MSG Entertainment). Additionally our Executive Chairman and Executive Vice

President, Corporate Development and General Counsel were shared employees of the Company and MSG Networks prior to the MSGE-MSGN Merger. The information set forth below only reflects the compensation for those shared NEOs paid by the Company for services rendered to the Company. For more information regarding the compensation of Messrs. Dolan and Lustgarten by MSG Entertainment, see MSG Entertainment’s 2021 Definitive Proxy Statement.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)		Option Awards($)(3)		Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
James L. Dolan(7) Executive Chairman	2021	400,000	—	3,658,957		—		880,000	4,860	532,791	5,476,608
	2020	884,615	—	8,037,275		—		560,833	6,925	762,243	10,251,891
	2019	1,000,000	—	19,862,423	(8)	30,000,102	(8)	2,550,800	7,471	695,695	54,116,491(8)
Andrew Lustgarten(7) President and Chief Executive Officer	2021	900,000	—	3,353,936		—		1,980,000	—	286,013	6,519,949
	2020	1,384,615	—	2,891,741		—		1,131,740	—	465,785	5,873,881
	2019	1,423,077	—	2,982,488		—		3,629,985	92	496,922	8,532,564
Victoria M. Mink(9) Executive Vice President, Chief Financial Officer and Treasurer	2021	800,000	—	1,118,196		—		880,000	—	30,266	2,828,462
	2020	800,000	—	982,516		—		413,252	—	25,099	2,220,867
	2019	514,615	—	669,587		—		656,340	—	22,371	1,862,913
Lawrence J. Burian Executive Vice President, Corporate Development and General Counsel	2021	840,000	—	1,422,892		—		1,386,000	8,617	28,244	3,685,753
	2020	840,000	—	1,250,474		—		582,465	12,277	33,193	2,718,409
	2019	818,462	—	1,392,031		—		1,565,799	13,154	45,789	3,835,235

Alexander Shvartsman(10) Senior Vice President, Controller and Principal Accounting Officer	2021	375,000	—	335,621		—		165,000	(34,663)	13,711	854,669
	2020	280,403	—	214,922		—		106,366	926	11,668	614,285

(1)

For 2021, salaries paid by the Company to the NEOs accounted for approximately the following percentages of their total Company compensation: Mr. Dolan – 7%; Mr. Lustgarten – 14%; Ms. Mink – 28%; Mr. Burian – 23%; and Mr. Shvartsman – 44%.

(2)

This column reflects the aggregate grant date fair value of Company restricted stock units and performance stock units granted to the NEOs, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 15 to our financial statements included in our 2021 Form 10-K. The grant date fair value of the performance stock units is shown at target performance. For the 2021 figures, this column reflects the value of restricted stock units and performance stock units granted in August 2020. At the highest level of performance, the value of such 2021 performance stock units on the grant date would be: $1,958,705 for Mr. Dolan; $1,795,421 for Mr. Lustgarten; $598,590 for Ms. Mink; $761,699 for Mr. Burian; and $179,664 for Mr. Shvartsman.

For the 2020 figures, this column reflects the value of restricted stock units and performance stock units granted in August 2019 and May 2020, as applicable. The number of units and the grant date fair value of the awards from August 2019 are based on the stock price of the pre-MSGE Distribution Company. The number of units and the grant date fair value of the awards from May 2020 are based on the stock price of the post-MSGE Distribution Company. At the highest level of performance, the value of such 2020 performance stock units on the applicable grant date would be: $4,420,501 for Mr. Dolan; $1,590,457 for Mr. Lustgarten; $540,384 for Ms. Mink; $687,761 for Mr. Burian; and $118,207 for Mr. Shvartsman. With respect to Messrs. Lustgarten and Shvartsman, such amounts include awards granted in May 2020 to reflect, on a pro rata basis, a new target long-term incentive opportunity as a result of Messrs. Lustgarten’s and Shvartsman’s promotions to President and Chief Executive Officer and Senior Vice President, Controller and Principal Accounting Officer, respectively, effective on the MSGE Distribution Date.

For the 2019 figures, this column reflects the value of restricted stock units and performance stock units granted in fiscal year 2019. At the highest level of performance, the value of such 2019 performance stock units on the applicable grant date would be: $16,438,314 for Mr. Dolan; $1,640,368 for Mr. Lustgarten; $368,273 for Ms. Mink; and $765,617 for Mr. Burian. With respect to Mr. Dolan, such amounts include awards with a grant date fair value of $12,407,119 granted in October 2018 as a result of an adjustment of Mr. Dolan’s target long-term incentive opportunities for the period from November 2017, the date that he was initially appointed Chief Executive Officer, to bring the awards up to the target levels reflected in his new employment agreement, as well as the Performance Alignment PSU Grant. The Performance Alignment PSU Grant has been voluntarily relinquished. See footnote 8 below. With respect to Ms. Mink, such amounts include awards granted in May 2019 to reflect, on a pro rata basis, a new target long-term incentive opportunity as a result of Ms. Mink’s promotion to Executive Vice President and Chief Financial Officer effective January 1, 2019.

(3)

With respect to Mr. Dolan, this column reflects the Performance Alignment Option Grants granted in October 2018, which vest in equal installments on September 15, 2019, 2020, 2021 and 2022, subject to continued employment requirements and employment agreement and award terms (as applicable). The Performance Alignment Option Grants have been voluntarily relinquished. See footnote 8 below.

(4)

For the 2021 figures, this column reflects the annual incentive award earned by each NEO under the Company’s program with respect to performance during the fiscal year ended June 30, 2021 and paid in September 2021. For the 2020 figures, this column reflects the annual incentive award earned by each NEO under the Company’s program, with respect to performance during the fiscal year ended June 30, 2020. As a result of the MSGE Distribution, a portion of the 2020 annual cash incentive awards for the NEOs was paid by MSG Entertainment. Accordingly, for the 2020 figures, with respect to Messrs. Dolan and Lustgarten, Ms. Mink, and Messrs. Burian and Shvartsman, these amounts exclude $239,167, $668,260, $386,748, $677,535 and $43,634, respectively, paid by MSG Entertainment to the Company. The 2020 annual cash incentive awards were paid in September 2020. For the 2019 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2019 and paid in August 2019.

(5)

For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated Cash Balance Pension Plan account and accumulated Excess Cash Balance Plan account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.

(6)	The table below shows the components of this column:

Name	Year	401(k) Plan Match(a)	401(k) Plan Discretionary Contribution	Excess Savings Plan Match(a)	Excess Savings Plan Discretionary Contribution	Life Insurance Premiums(b)	MSG Cares Matching Gift Program(c)	Perquisites(d)	Total

James L. Dolan	2021	—	—	10,461	—	—	—	522,330	532,791

Andrew Lustgarten	2021	11,192	—	23,539	—	1,607	—	249,675	286,013

Victoria M. Mink	2021	7,708	—	20,600	—	1,958	—	—	30,266

Lawrence J. Burian	2021	2,585	—	22,200	—	2,459	1,000	—	28,244

Alexander Shvartsman	2021	12,936	—	—	—	775	—	—	13,711

(a)	This column represents, for each individual, a matching contribution by the Company on behalf of such individual under the Savings Plan or Excess Savings Plan, as applicable.

(b)	This column represents amounts paid for each individual to participate in the Company’s group life insurance program. Mr. Dolan receives his life insurance benefits from MSG Entertainment.

(c)	This column represents amount paid by the Company to eligible 501(c)(3) organizations as matching contributions for donations made by the NEOs under the MSG Cares Charitable Matching Gift Program.

(d)

This column represents the following aggregate estimated perquisites, as described in the table below. The perquisites were provided pursuant to arrangements between the Company and MSG Entertainment. For more information regarding the calculation of these perquisites, please see “Compensation Discussion & Analysis — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Total ($)

James L. Dolan	2021	139,351	249,839	133,140	522,330

Andrew Lustgarten	2021	92,336	157,339	*	249,675

Victoria M. Mink	2021	*	*	*	**

Lawrence J. Burian	2021	*	*	*	**

Alexander Shvartsman	2021	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2021 for the individual is less than $10,000.

(I)

Amounts in this column for Messrs. Dolan and Lustgarten represent an amount charged to the Company by MSG Entertainment for the NEO’s personal use of MSG Entertainment vehicles, which includes commutation.

(II)

As discussed under “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the Company’s share of the incremental cost for personal use of aircrafts owned or leased by a subsidiary of MSG Entertainment (see “Transactions with Related Parties — Aircraft Arrangements”), as well as personal helicopter use primarily for commutation.

(III)	The amounts in this column represent the amounts billed to the Company by MSG Entertainment for Mr. Dolan’s participation in MSG Entertainment’s executive security programs.

(7)

Effective as of the MSGE Distribution Date, Mr. Lustgarten became the Chief Executive Officer (in addition to President) and Mr. Dolan continued to be Executive Chairman but ceased to be the Chief Executive Officer.

(8)

In October 2020, in connection with the settlement of litigation, Mr. Dolan voluntarily relinquished the Performance Alignment PSU Grant (grant date fair value of $10,025,421) (and related MSGE Distribution Performance Units) and the Performance Alignment Option Grants (grant date fair value of $30,000,102) (and related MSGE Distribution Options). If Mr. Dolan had not been granted such relinquished awards, his 2019 value presented in the Stock Awards, Option Awards and Total Columns would have been reduced to $9,837,002, $0 and $14,090,968, respectively.

(9)	Effective January 1, 2019, Ms. Mink was appointed Executive Vice President and Chief Financial Officer of the Company. Effective as of the MSGE Distribution, Ms. Mink was also appointed Treasurer.

(10)	Effective as of the MSGE Distribution Date, Mr. Shvartsman was appointed Senior Vice President, Controller and Principal Accounting Officer.

GRANTS OF PLAN-BASED AWARDS

The table below presents information regarding awards granted during the fiscal year ended June 30, 2021 to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units and performance stock units.

Name	Year	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

James L. Dolan	2021	8/27/2020	(2)		800,000	1,600,000
	2021	9/14/2020	(3)				10,116	11,240	12,364		1,780,641
	2021	8/27/2020	(4)							11,240	1,878,316
Andrew Lustgarten	2021	8/27/2020	(2)		1,800,000	3,600,000
	2021	9/14/2020	(3)				9,273	10,303	11,333		1,632,201
	2021	8/27/2020	(4)							10,303	1,721,734

Victoria M. Mink	2021	8/27/2020	(2)		800,000	1,600,000
	2021	9/14/2020	(3)				3,092	3,435	3,779		544,173
	2021	8/27/2020	(4)							3,435	574,023
Lawrence J. Burian	2021	8/27/2020	(2)		1,260,000	2,520,000
	2021	9/14/2020	(3)				3,934	4,371	4,808		692,454
	2021	8/27/2020	(4)							4,371	730,438

Alexander Shvartsman	2021	8/27/2020	(2)		150,000	300,000
	2021	9/14/2020	(3)				928	1,031	1,134		163,331
	2021	8/27/2020	(4)							1,031	172,290

(1)

This column reflects the aggregate grant date fair value of the restricted stock unit awards and performance stock unit awards, as applicable, granted to each NEO in the 2021 fiscal year without any reduction for risk of forfeiture as calculated in accordance with FASB ASC Topic 718 as of the date of grant. The grant date fair value of the performance stock units is shown at target performance. At the highest level of performance, the value of the performance stock units on the applicable grant date would be: $1,958,705 for Mr. Dolan; $1,795,421 for Mr. Lustgarten; $598,590 for Ms. Mink; $761,699 for Mr. Burian; and $179,664 for Mr. Shvartsman.

(2)

This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s MPIP for performance in the fiscal year ended June 30, 2021. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary as of such fiscal year end. There is no threshold amount for annual incentive awards. The amounts of annual incentive awards actually paid in September 2021 for performance in the 2021 fiscal year are disclosed in the Non-Equity Incentive Plan Compensation column and related footnote thereto of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(3)

This row reflects the threshold, target and maximum number of performance stock units awarded in the fiscal year ended June 30, 2021. Each performance stock unit award was granted with a target number of units, with an actual payment based upon the achievement of performance targets. These grants of performance stock units, which were made under the Employee Stock Plan, will vest upon the later of September 15, 2023 and the date of certification of achievement against pre-determined performance goals measured in the 2023 fiscal year, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Performance Stock Units.”

(4)

This row reflects the number of restricted stock units awarded in the fiscal year ended June 30, 2021. These grants of restricted stock units, which were made under the Employee Stock Plan, vest in three equal installments on September 15, 2021, 2022 and 2023, subject to continued employment requirements and employment agreement and award terms (as applicable), and, are subject to performance criteria which have been satisfied. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Restricted Stock Units.”

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2021

The table below shows (i) each grant of stock options that is unexercised and outstanding, and (ii) the aggregate number and value of unvested restricted stock units and performance stock units outstanding (assuming target performance) for each NEO, in each case, as of June 30, 2021.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

James L. Dolan	—	—	—	—	69,005(2)	11,908,193

Andrew Lustgarten	93,826(3)	—	145.78	12/15/2027	37,178(4)	6,415,807

Victoria M. Mink	—	—	—	—	11,666(5)	2,013,202

Lawrence J. Burian	—	—	—	—	15,982(6)	2,758,014

Alexander Shvartsman	—	—	—	—	3,293(7)	568,273

(1)	Calculated using the closing market price of Class A Common Stock on the NYSE on June 30, 2021 of $172.57 per share.

(2)

With respect to Mr. Dolan, the total in this column represents an award of 4,071 restricted stock units (from an original award of 12,211 restricted stock units) and 12,211 target performance stock units granted as long-term incentive awards on August 29, 2018, 812 restricted stock units (from an original award of 2,436 restricted stock units) and 2,436 target performance stock units granted on October 3, 2018 as a result of an adjustment of Mr. Dolan’s target long-term incentive opportunities for the 2019 fiscal year (the “2019 fiscal year incremental awards”), 10,798 restricted stock units (from an original award of 16,197 restricted stock units) and 16,197 target performance stock units granted as long-term incentive awards on August 29, 2019 and 11,240 restricted stock units and 11,240 target performance stock units granted as long-term incentive awards on August 27, 2020. All restricted stock units, including those granted as part of the 2019 fiscal year incremental awards, vest ratably over three years on September 15th each year following the year of grant. All performance stock units, including those granted as part of the 2019 fiscal year incremental awards, cliff-vest upon the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

(3)	The amount in this row represents Mr. Lustgarten’s stock options granted on December 15, 2017 in connection with his promotion to President of the Company, which have fully vested.

(4)

With respect to Mr. Lustgarten, the total in this column represents an award of 1,629 restricted stock units (from an original award of 4,885 restricted stock units) and 4,885 target performance stock units granted as long-term incentive awards on August 29, 2018, 3,600 restricted stock units (from an original award of 5,399 restricted stock units) and 5,399 target performance stock units granted as long-term incentive awards on August 29, 2019, 424 restricted stock units (from an original award of 635 restricted stock units) and 635 target performance stock units granted as long-term incentive awards on May 19, 2020 and 10,303 restricted stock units and 10,303 target performance stock units granted as long-term incentive awards on August 27, 2020. The restricted stock units granted on May 19, 2020, vest in three equal installments on September 15, 2020, 2021 and 2022. All other restricted stock units vest ratably over three years on September 15th each year following the year of grant. All performance stock units cliff-vest upon the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of a three-year period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

(5)

With respect to Ms. Mink, the total in this column represents an award of 374 restricted stock units (from an original award of 1,122 restricted stock units) and 1,122 target performance stock units granted as long-term incentive awards on May 24, 2019, 1,320 restricted stock units (from an original award of 1,980 restricted stock units) and 1,980 target performance stock units granted as long-term incentive awards on August 29, 2019 and 3,435 restricted stock units and 3,435 target performance stock units granted as long-term incentive awards on August 27, 2020. The restricted stock units granted on May 24, 2019 vest in three equal installments on September 15, 2019, 2020 and 2021. All other restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units cliff-vest upon the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of a three-year period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

(6)

With respect to Mr. Burian, the total in this column represents an award of 760 restricted stock units (from an original award of 2,280 restricted stock units) and 2,280 target performance stock units granted as long-term incentive awards on August 29, 2018, 1,680 restricted stock units (from an original award of 2,520 restricted stock units) and 2,520 target performance stock units granted as long-term incentive awards on August 29, 2019 and 4,371 restricted stock units and 4,371 target performance stock units granted as long-term incentive awards on August 27, 2020. All restricted stock units vest ratably over three years on September 15th each year following the year of grant. All performance stock units cliff-vest upon the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of a three-year period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

(7)

With respect to Mr. Shvartsman, the total in this column represents an award of 120 restricted stock units (from an original award of 359 restricted stock units) and 359 target performance stock units granted as long-term incentive awards on August 29, 2018, 264 restricted stock units (from an original award of 396 restricted stock units) and 396 target performance stock units granted as long-term incentive awards on August 29, 2019, 37 restricted stock units (from an original award of 55 restricted stock units) and 55 target performance stock units granted as long-term incentive awards on May 19, 2020 and 1,031 restricted stock units and 1,031 target performance stock units granted as long-term incentive awards on August 27, 2020. The restricted stock units granted on May 19, 2020, vest in three equal installments on September 15, 2020, 2021 and 2022. All other restricted stock units vest ratably over three years on September 15th each year following the year of grant. All performance stock units cliff-vest upon the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of a three-year period ending June 30th of the applicable year. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).

OPTION EXERCISES & STOCK VESTED

The table below shows restricted stock unit awards that vested during the fiscal year ended

June 30, 2021. No stock options were exercised in the fiscal year ended June 30, 2021.

	Restricted Stock Units
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting($)(1)

James L. Dolan	35,478	5,893,460

Andrew Lustgarten	7,941	1,309,499

Victoria M. Mink	1,034	166,474

Lawrence J. Burian	4,865	806,784

Alexander Shvartsman	804	133,292

(1)

Calculated using the closing market price of Class A Common Stock on the NYSE on the vesting dates (or the immediately preceding business day, if the vesting date was not a business day) August 27, 2020, August 28, 2020 and September 15, 2020, of $167.11, $171.48 and $161.00 per share, respectively.

PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2021.

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(2)

James L. Dolan	Cash Balance Pension Plan	0(3)	—
	Excess Cash Balance Plan	7(3)	264,200

Andrew Lustgarten	Cash Balance Pension Plan	0(4)	—
	Excess Cash Balance Plan	0(4)	—

Victoria M. Mink	Cash Balance Pension Plan	0(5)	—
	Excess Cash Balance Plan	0(5)	—

Lawrence J. Burian	Cash Balance Pension Plan	16(6)	222,952
	Excess Cash Balance Plan	16(6)	245,448

Alexander Shvartsman	Cash Balance Pension Plan	5(6)	—
	Excess Cash Balance Plan	0(6)	—

(1)	Accruals under both the Cash Balance Pension Plan and the Excess Cash Balance Plan were frozen as of December 31, 2015.

(2)	Additional information concerning Pension Plans and Postretirement Plan assumptions is set forth in Note 14 to our financial statements included in our 2021 Form 10-K.

(3)

Mr. Dolan does not participate in the Cash Balance Pension Plan. Mr. Dolan commenced participation in the Excess Cash Balance Plan in connection with the MSGS Distribution. Amounts accrued by Mr. Dolan prior to the MSGS Distribution under MSG Networks’ excess cash balance plan were transferred to the Excess Cash Balance Plan and remained with the Company following the MSGE Distribution. The number of years of credited service under the Excess Cash Balance Plan includes the period of Mr. Dolan’s participation in MSG Networks’ excess cash balance plan.

(4)

In connection with the MSGS Distribution, Mr. Lustgarten’s accrued benefits under MSG Networks’ excess cash balance plan were transferred to the Excess Cash Balance Plan and remained with the Company following the MSGE Distribution. In connection with the MSGE Distribution, Mr. Lustgarten’s benefits under the Cash Balance Plan were retained by MSG Entertainment.

(5)	Ms. Mink commenced employment after the Cash Balance Pension Plan and the Excess Cash Balance Plan were frozen and therefore is not eligible to participate.

(6)

In connection with the spin-off of MSG Networks from Cablevision, Mr. Burian’s accrued benefits under each of the Cablevision cash balance pension plan and Cablevision excess cash balance plan were transferred to the Cash Balance Pension Plan and the MSG Networks’ excess cash balance plan, respectively. The number of years of credited service under each of the Cash Balance Pension Plan and the Excess Cash Balance Plan includes the period of Mr. Burian’s participation in the Cablevision plans prior to the spin-off of MSG Networks from Cablevision. In connection with the MSGS Distribution, Mr. Burian’s accrued benefits under MSG Networks’ excess cash balance plan were transferred to the Excess Cash Balance Plan and remained with the Company following the MSGE Distribution. The number of years of credited service under the Excess Cash Balance Plan includes the period of Mr. Burian’s participation in the MSG Networks excess cash balance plan prior to the MSGS Distribution. In connection with the MSGE Distribution, Messrs. Burian’s and Shvartsman’s benefits under the Cash Balance Plan were retained by MSG Entertainment.

The Company maintains several benefit plans for our executive officers. The material terms and conditions are discussed below.

Cash Balance Pension Plan

Upon the MSGS Distribution, the Company assumed from MSG Networks the sponsorship of the Cash Balance Pension Plan, a tax-qualified defined benefit plan that generally covers regular full-time and part-time non-union employees of the Company and certain of its affiliates who have completed one year of service. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). Following the MSGE Distribution, the Cash Balance Pension Plan was retained by MSG Entertainment. A notional account is maintained for each participant under the Cash Balance

Pension Plan, which consists of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals, subject to applicable IRS limits.

A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account also vests in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.

Excess Cash Balance Plan

The Excess Cash Balance Plan is a nonqualified deferred compensation plan that is intended to provide eligible participants with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Code limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The Excess Cash Balance Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). The Company maintains a notional excess cash balance account for each eligible participant, and for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

Madison Square Garden 401(k) Savings Plan (“Savings Plan”)

Under the Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs, may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Company provides a (a) fully-vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) discretionary non-elective fully-vested contribution by the Company. In connection with the MSGS Distribution, the Savings Plan became a multiple employer plan sponsored by the Company, to which MSG Networks also contributes for its employees. Following the MSGE Distribution, the Savings Plan was retained by MSG Entertainment and the Company and MSG Networks (prior to the MSGE-MSGN Merger) contributed for their respective employees.

Excess Savings Plan

The Excess Savings Plan is an unfunded, nonqualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified Savings Plan. An employee is eligible to participate in the Excess Plan for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($290,000 in calendar year 2021) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($19,500, or $26,000 if 50 or over, for calendar year 2021) can continue to make pre-tax contributions under the Excess Savings Plan of up to 4% of his or her eligible pay. In addition, the Company provides a (a) fully-vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) discretionary non-elective fully-vested contribution by the Company. Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.

NONQUALIFIED DEFERRED COMPENSATION

The table below shows (i) the contributions made by each NEO and the Company during the fiscal year ended June 30, 2021, (ii) aggregate earnings on each NEO’s account balance during the fiscal year ended June 30, 2021 and (iii) the account balance of each of our NEOs under the Excess

Savings Plan as of June 30, 2021. For contributions, earnings and balances with respect to the participation of Messrs. Dolan and Lustgarten in MSG Entertainment’s Excess Savings Plan, see the MSG Entertainment 2021 Definitive Proxy Statement.

Name	Plan Name	Executive Contributions in 2021 ($)(1)	Registrant Contributions in 2021 ($)(2)	Aggregate Earnings in 2021 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2021 ($)

James L. Dolan	Excess Savings Plan	16,000	10,461	10,406	—	626,025

Andrew Lustgarten	Excess Savings Plan	24,857	23,539	6,036	—	382,537

Victoria M. Mink	Excess Savings Plan	30,960	20,600	1,403	—	114,241

Lawrence J. Burian	Excess Savings Plan	32,560	22,200	12,289	—	753,989

Alexander Shvartsman	Excess Savings Plan	—	—	—	—	—

(1)

These amounts represent a portion of the NEOs’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the NEOs contributed to the Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

EMPLOYMENT AGREEMENTS

Each of our NEOs had an employment agreement with the Company in the fiscal year ended June 30, 2021. On December 18, 2020, the Company entered into a new employment agreement with Mr. Burian. Although the employment agreement with Mr. Dolan expired on April 16, 20201, certain provisions survive the agreement’s expiration. Set forth below is a description of the agreements between the Company and each of Messrs. Dolan and Lustgarten, Ms. Mink and Messrs. Burian and Shvartsman.

As noted above in the Compensation Discussion & Analysis, each of Messrs. Dolan and Burian also served as an executive officer and employee of MSG Networks (prior to the MSGE-MSGN Merger) and each of Messrs. Dolan and Lustgarten also serves as an executive officer of MSG Entertainment. Mr. Burian is also an employee (but not an executive officer) of MSG Entertainment. Such MSG Networks and MSG Entertainment employment arrangements are or were pursuant to an employment agreement between MSG Networks and each of

Messrs. Dolan and Burian, as applicable, and between MSG Entertainment and each of Messrs. Dolan, Lustgarten and Burian (which are not described herein). For a description of the MSG Entertainment employment agreements of each of Messrs. Dolan and Lustgarten, see MSG Entertainment’s 2021 Definitive Proxy Statement.

James L. Dolan

On March 31, 2020, the Company entered into an employment agreement with James L. Dolan, effective as of the MSGE Distribution Date, which provided for Mr. Dolan’s employment as the Executive Chairman of the Company (the “Prior Dolan Employment Agreement”). The Prior Dolan Employment Agreement, which expired on April 16, 2021, recognized that Mr. Dolan was employed by MSG Entertainment and MSG Networks during his employment with the Company. As noted above, Mr. Dolan’s MSG Entertainment and MSG Networks employment arrangements are or were pursuant to separate written employment agreements with MSG Entertainment and MSG Networks (for more information regarding Mr. Dolan’s employment arrangement with MSG Entertainment, see MSG Entertainment’s 2021 Definitive Proxy Statement).

The Prior Dolan Employment Agreement provided for an annual base salary of not less than $400,000 and eligibility to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his base salary. Mr. Dolan was not eligible for our standard benefits program, with the exception of Mr. Dolan’s participation in the Company’s Excess Saving Plan, with his full Company salary being used to determine applicable benefits under the Company’s Excess Savings Plan; provided that if Mr. Dolan’s employment with MSG Entertainment was terminated while Mr. Dolan remained employed by the Company, then he would be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans. He was also eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company, with an aggregate annual target value of not less than $3,600,000.

If, on or prior to the first anniversary of the MSGE Distribution Date (the “Dolan Scheduled Expiration Date”), Mr. Dolan’s employment was either terminated by the Company for any reason other than “cause” (as defined in the agreement), or was terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause does not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s execution of a separation agreement, the Company would provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus, (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) each of Mr. Dolan’s outstanding unvested long-term cash awards would immediately vest in full and would be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) would immediately be eliminated and such restricted stock and restricted stock units would be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria, and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards would immediately vest.

If Mr. Dolan’s employment was terminated due to his death or disability before the Dolan Scheduled Expiration Date, and at such time cause did not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary would be provided with the benefits and rights set forth in clauses (b), (d) and (e) above and any long-term cash awards would immediately vest in full, whether or not subject to performance criteria and would be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award were subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount would be at the target amount for such award, and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award would be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Mr. Dolan’s employment is terminated after the Dolan Scheduled Expiration Date due to a Qualifying Termination, death or disability, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (c), (d) and (e) above.

The employment agreement contained certain covenants by Mr. Dolan that survive expiration of the Prior Dolan Employment Agreement, including a noncompetition agreement that restricted Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Andrew Lustgarten

On March 31, 2020, the Company entered into an employment agreement with Andrew Lustgarten effective as of the MSGE Distribution Date, which replaced his existing agreement and provides for Mr. Lustgarten’s continued employment as the President and Chief Executive Officer of the Company. The employment agreement recognizes that Mr. Lustgarten will be employed by MSG Entertainment during his employment with the Company. As noted above, Mr. Lustgarten’s MSG Entertainment employment arrangement is pursuant to a separate written employment agreement with MSG Entertainment (for more information regarding Mr. Lustgarten’s employment arrangement with MSG Entertainment, see MSG Entertainment’s 2021 Definitive Proxy Statement).

The employment agreement provides for an annual base salary of not less than $900,000 (subject to annual review and increase in the discretion of our Compensation Committee) and a discretionary annual target bonus equal to not less than 200% of Mr. Lustgarten’s annual base salary. Mr. Lustgarten will also participate in future long-term incentive programs that were made available to similarly situated executives of the Company, subject to Mr. Lustgarten’s continued employment by the Company. It is expected that Mr. Lustgarten will receive one or more annual long-term awards with an aggregate target value of not less than $3,300,000.

Pursuant to his employment agreement, Mr. Lustgarten received, as determined by the Compensation Committee, a mid-year grant with a target value of $1,280,000.

If Mr. Lustgarten’s employment with the Company is terminated on or prior to December 31, 2021 (i) by the Company other than for “cause” (as defined in the employment agreement), or (ii) by Mr. Lustgarten for “good reason” (as defined in the employment agreement) and cause does not then exist, then, subject to Mr. Lustgarten’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Lustgarten’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Lustgarten’s outstanding long-term cash awards will immediately vest in full and would be payable to Mr. Lustgarten to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Lustgarten’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and would be payable or deliverable to Mr. Lustgarten subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Lustgarten’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Mr. Lustgarten’s employment is terminated due to his death or disability prior to December 31, 2021, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards will immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

If Mr. Lustgarten’s employment with the Company is terminated after December 31, 2021 (i) by the Company other than for “cause,” (ii) by Mr. Lustgarten for “good reason,” or (iii) due to his death or disability, then he is entitled to the same benefits described in (b), (d) and (e) of the second preceding paragraph.

The employment agreement contains certain covenants by Mr. Lustgarten including a non-competition agreement that restricts Mr. Lustgarten’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company on or prior to December 31, 2021.

Victoria M. Mink

In connection with Ms. Mink’s appointment as Executive Vice President and Chief Financial Officer, Ms. Mink and the Company entered into an employment agreement dated December 6, 2018, which is effective as of January 1, 2019. Ms. Mink was also appointed Treasurer effective as of the MSGE Distribution. The employment agreement provides for an annual base salary of not less than $800,000 (subject to annual review and increase in the discretion of our Compensation Committee). Ms. Mink is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus equal to not less than 100% of her annual base salary. Ms. Mink will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Ms. Mink’s continued employment by the Company and actual grant by the Compensation Committee. It is expected that Ms. Mink will receive one or more annual long-term awards with an aggregate target value of not less than $1,100,000. Ms. Mink is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to December 31, 2021, Ms. Mink’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Ms. Mink for “good reason” (as defined in the agreement) and so long as “cause” does not then exist, then, subject to Ms. Mink’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Mink’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Mink’s outstanding long-term cash awards will immediately vest in full and will be payable to Ms. Mink to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Mink’s outstanding restricted stock or restricted stock units granted to her under the plans of the Company will immediately be eliminated and will be payable or deliverable to Ms. Mink subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Mink’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Ms. Mink’s employment is terminated due to her death or disability prior to December 31, 2021, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of her outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Ms. Mink including a noncompetition agreement that restricts Ms. Mink’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.

Lawrence J. Burian

On December 18, 2020, the Company entered into a new employment agreement with Mr. Burian, effective as of the date thereof, which replaced his existing agreement and provides for Mr. Burian’s employment as Executive Vice President, Corporate Development and General Counsel (the “New Burian Employment Agreement”). The agreement recognized that Mr. Burian would also be employed by MSG Networks and MSG Entertainment during his employment with the Company. As noted above, Mr. Burian’s MSG Networks employment arrangement was pursuant to a separate written employment agreement with MSG Networks, and Mr. Burian’s MSG Entertainment employment arrangement is pursuant to a separate written employment agreement with MSG Entertainment. The New Burian Employment Agreement provides for a minimum annual base salary of not less than $840,000 and a discretionary annual bonus with a target value equal to not less than 150% of Mr. Burian’s annual base salary. Mr. Burian is also eligible to participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Burian’s continued employment by the Company and actual grant by the Compensation Committee. It is expected that Mr. Burian would receive one or more annual long-term awards with an aggregate target value of not less than $1,400,000. Mr. Burian is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Burian’s employment with the Company is terminated on or prior to December 31, 2023 (the “Burian Scheduled Expiration Date”) (i) by the

Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Burian for “good reason” (as defined in the agreement) and cause does not then exist, then, subject to Mr. Burian’s execution of a separation agreement, the Company will provide Mr. Burian with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Burian’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Burian’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Burian to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Burian’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company (including any awards granted by MSG Entertainment in respect of Mr. Burian’s awards under the Company’s plans in effect at the time of the MSGE Distribution) will immediately be eliminated and will be payable to or deliverable to Mr. Burian subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Burian’s outstanding stock options under the plans of the Company will immediately vest.

If Mr. Burian ceases to be an employee of the Company prior to the Burian Scheduled Expiration Date as a result of his death or disability, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards will immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The New Burian Employment Agreement contains certain covenants by Mr. Burian including a noncompetition agreement that restricts Mr. Burian’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

On June 19, 2020, the Company entered into a letter agreement with Mr. Burian. Pursuant to the agreement with the Company, solely for purposes of Mr. Burian’s “good reason” rights which arose as a result of the changes to his employment at the time of MSGE Distribution, the Company extended the date by which Mr. Burian may voluntarily terminate his employment for “good reason” to September 16, 2020, or such later date as may be mutually agreed by the parties (such date, the “Burian Good Reason Date” and such a termination, a “Spin Termination”). As consideration, Mr. Burian agreed that any ordinary course long-term incentive awards granted to him by the Company after the date of the agreement will not be eligible to vest pursuant to the Employment Agreement solely in the event of his Spin Termination, unless the Company otherwise determines. The parties also agreed that upon his Spin Termination, Mr. Burian’s non-compete provision will not apply. The Burian Good Reason Date was extended to December 16, 2020.

The New Burian Employment Agreement supersedes and replaces the employment agreement with Lawrence J. Burian, effective as of September 1, 2018, which provided for Mr. Burian’s continued employment as the

Executive Vice President and General Counsel of the Company (the “Prior Burian Employment Agreement”). The terms of the Prior Burian Employment Agreement were substantially similar to the terms of the New Burian Employment Agreement, except: (i) the Burian Scheduled Expiration Date was October 1, 2021; and (ii) the New Burian Employment Agreement removes certain severance provisions regarding Mr. Burian’s dual employment with the Company and MSG Networks as set forth on Annex B to the Prior Burian Employment Agreement.

Alexander Shvartsman

On April 17, 2020, the Company entered into an employment agreement with Alexander Shvartsman, effective as of the MSGE Distribution. The agreement provides for Mr. Shvartsman’s employment as the Senior Vice President, Controller and Principal Accounting Officer of the Company.

Pursuant to the employment agreement Mr. Shvartsman receives an annual base salary of not less than $375,000. He is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to 40% of his base salary. Mr. Shvartsman is eligible for our standard benefits program. He is also eligible, subject to his continued employment by the Company and actual grant by the Compensation Committee, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company, with an expected aggregate annual target value of not less than $330,000. Any such awards are subject to actual grant by the Compensation Committee, and are pursuant to the applicable plan document and the terms and conditions established by the Compensation Committee in its sole discretion.

If, prior to the third anniversary of the MSGE Distribution Date, his employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Shvartsman for “good reason” (as defined in the agreement) and cause does not then exist, the Company is obligated to provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Mr. Shvartsman’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred. Payment of any such amounts is subject to Mr. Shvartsman’s execution of a severance agreement including a release of claims in favor of the Company and its affiliates.

The employment agreement contains certain covenants by Mr. Shvartsman’s including a noncompetition agreement that restricts Mr. Shvartsman’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

TERMINATION AND SEVERANCE

This section describes the payments that would be received by our NEOs who were employed by the Company as of June 30, 2021 upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his or her applicable employment agreement, and his or her employment terminated as of June 30, 2021. This information is presented to illustrate the payments such NEOs would have received from the Company under the various termination scenarios.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the

Company with cause, termination by the NEO for good reason, other voluntary termination by the NEO, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. Certain of these circumstances are addressed in the employment agreement between the Company and each NEO. For a description of termination provisions in the employment agreements with our NEOs, please see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs who were employed by the Company as of June 30, 2021 under various circumstances regarding the termination of their employment. In calculating these amounts, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 30, 2021.

•	We have valued equity awards (other than stock options) using the closing market price of our Class A Common Stock of $172.57 on the NYSE on June 30, 2021, the last trading day of our fiscal year.
•	We have valued stock options at their intrinsic value equal to the closing market price of our Class A Common Stock of $172.57 on the NYSE on June 30, 2021, less the per share exercise price, multiplied by the number of shares underlying the stock options.

•	In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance objectives for performance-based awards are achieved (but not exceeded).

•	We have assumed that on June 30, 2021, each NEO who was also simultaneously employed by MSG Entertainment and/or MSG Networks is simultaneously terminated from the Company and MSG Entertainment and/or MSG Networks, as applicable.

Benefits Payable as a Result of Voluntary Termination of Employment by Employee, Termination of Employment by Employee Due to Retirement or by the Company for Cause.

In the event of a voluntary termination of employment, retirement or termination by the Company for cause, no NEO would have been entitled to any payments at June 30, 2021, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause or by NEO for Good Reason*

Elements	James L. Dolan	Andrew Lustgarten	Victoria M. Mink	Lawrence J. Burian	Alexander Shvartsman
Severance	—	$5,400,000(1)	$3,200,000(1)	$4,200,000(1)	$525,000(2)
Pro rata bonus	—	$1,980,000(3)	$880,000(3)	$1,386,000(3)	$165,000(3)
Unvested restricted stock	$4,645,757(4)	$2,753,527(4)	$885,112(4)	$1,175,374(4)	—
Unvested performance stock	$7,262,436(5)	$3,662,281(5)	$1,128,090(5)	$1,582,639(5)	—
Unvested stock options	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents severance equal to the sum of Mr. Shvartsman’s annual base salary and annual target bonus.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(4)

Represents the full vesting of the 2019, 2020 and 2021 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 4,883 units ($842,659), 10,798 units ($1,863,411), and 11,240 units ($1,939,687), respectively; Mr. Lustgarten: 1,629 units ($281,117), 4,024 units ($694,422) and 10,303 units ($1,777,989), respectively; Ms. Mink: 374 units ($64,541), 1,320 units ($227,792) and 3,435 units ($592,778), respectively; and Mr. Burian: 760 units ($131,153), 1,680 units ($289,918) and 4,371 units ($754,303), respectively. In addition to these amounts, upon such a termination, Messrs. Dolan and Lustgarten, Ms. Mink and Mr. Burian would also fully vest in their outstanding MSGE Distribution Restricted Units, which are: Mr. Dolan: 15,681 MSGE Distribution Restricted Units ($1,316,734); Mr. Lustgarten: 5,229 MSGE Distribution Restricted Units ($439,079); Ms. Mink: 1,694 MSGE Distribution Restricted Units ($142,245); and Mr. Burian: 2,440 MSGE Distribution Restricted Units ($204,887). These MSGE Distribution Restricted Units are not reflected in the table above.

(5)

Represents the full vesting at target of the 2019, 2020 and 2021 fiscal year grants of performance stock units, as applicable, which are: Mr. Dolan: 14,647 units ($2,527,633), 16,197 units ($2,795,116), and 11,240 units ($1,939,687) respectively; Mr. Lustgarten: 4,885 units ($843,004), 6,034 units ($1,041,287) and 10,303 units ($1,777,989), respectively; Ms. Mink: 1,122 units ($193,624), 1,980 units ($341,689) and 3,435 units ($592,778), respectively; and Mr. Burian: 2,280 units ($393,460), 2,520 units ($434,876) and 4,371 units ($754,303), respectively. In addition to these amounts, upon such a termination, Messrs. Dolan and Lustgarten, Ms. Mink and Mr. Burian would also fully vest in their outstanding MSGE Distribution Performance Units at target, which are: Mr. Dolan: 30,844 MSGE Distribution Performance Units ($2,589,971); Mr. Lustgarten: 10,284 MSGE Distribution Performance Units ($863,547); Ms. Mink: 3,102 MSGE Distribution Performance Units ($260,475); and Mr. Burian: 4,800 MSGE Distribution Performance Units ($403,056). These MSGE Distribution Performance Units are not reflected in the table above.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan	Andrew Lustgarten	Victoria M. Mink	Lawrence J. Burian	Alexander Shvartsman
Severance	—	—	—	—	—
Pro rata bonus	—	$1,980,000(1)	$880,000(1)	$1,386,000(1)	—
Unvested restricted stock	$4,645,757(2)	$2,753,527(2)	$885,112(2)	$1,175,374(2)	$250,572(2)
Unvested performance stock	$7,262,436(3)	$3,662,281(3)	$1,128,090(3)	$1,582,639(3)	$317,701(4)
Unvested stock options	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits

(1)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs but without regard to personal performance objectives.

(2)

Represents the full vesting of the 2019, 2020 and 2021 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 4,883 units ($842,659), 10,798 units ($1,863,411), and 11,240 units ($1,939,687) respectively; Mr. Lustgarten: 1,629 units ($281,117), 4,024 units ($694,422) and 10,303 units ($1,777,989), respectively; Ms. Mink: 374 units ($64,541), 1,320 units ($227,792) and 3,435 units ($592,778), respectively; and Mr. Burian: 760 units ($131,153), 1,680 units ($289,918) and 4,371 units ($754,303), and Mr. Shvartsman: 120 units ($20,708), 301 units ($51,944) and 1,031 units ($177,920), respectively. In addition to these amounts, upon such a termination, Messrs. Dolan and Lustgarten, Ms. Mink, Messrs. Burian and Shvartsman would also fully vest in their outstanding MSGE Distribution Restricted Units, which are: Mr. Dolan: 15,681 MSGE Distribution Restricted Units ($1,316,734); Mr. Lustgarten: 5,229 MSGE Distribution Restricted Units ($439,079); Ms. Mink: 1,694 MSGE Distribution Restricted Units ($142,245); Mr. Burian: 2,440 MSGE Distribution Restricted Units ($204,887); and Mr. Shvartsman 384 MSGE Distribution Restricted Units ($32,244). These MSGE Distribution Restricted Units are not reflected in the table above.

(3)

Represents the full vesting at target of the 2019, 2020 and 2021 fiscal year grants of performance stock units, as applicable, which are: Mr. Dolan: 14,647 units ($2,527,633), 16,197 units ($2,795,116), and 11,240 units ($1,939,687) respectively; Mr. Lustgarten: 4,885 units ($843,004), 6,034 units ($1,041,287) and 10,303 units ($1,777,989), respectively; Ms. Mink: 1,122 units ($193,624), 1,980 units ($341,689) and 3,435 units ($592,778), respectively; and Mr. Burian: 2,280 units ($393,460), 2,520 units ($434,876) and 4,371 units ($754,303), respectively. In addition to these amounts, upon such a termination, Messrs. Dolan and Lustgarten, Ms. Mink and Mr. Burian would also fully vest in their outstanding MSGE Distribution Performance Units at target, which are: Mr. Dolan: 30,844 MSGE Distribution Performance Units ($2,589,971); Mr. Lustgarten: 10,284 MSGE Distribution Performance Units ($863,547; Ms. Mink: 3,102 MSGE Distribution Performance Units ($260,475); and Mr. Burian: 4,800 MSGE Distribution Performance Units ($403,056). These MSGE Distribution Performance Units are not reflected in the table above.

(4)

Represents the: (i) pro rata vesting at target of Mr. Shvartsman’s 2019 fiscal year grants of performance stock units, which are: 359 units ($61,953); and (ii) full vesting at target of Mr. Shvartsman’s 2020 and 2021 fiscal year grants of performance stock units at target which are: 451 units ($77,829) and 1,031 units ($177,920), respectively. Mr. Shvartsman would also fully vest in his outstanding MSGE Distribution Performance Units at target, which are 755 units ($63,397). These MSGE Distribution Performance Units are not reflected in the table above.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan	Andrew Lustgarten	Victoria M. Mink	Lawrence J. Burian	Alexander Shvartsman(6)
Severance	—	—	—	—	—
Pro rata bonus	—	$1,980,000(1)	$880,000(1)	$1,386,000(1)	—
Unvested restricted stock	$4,645,757(2)	$2,753,527(2)	$885,112(2)	$1,175,374(2)	$229,863(3)
Unvested performance stock	$7,262,436(4)	$3,662,281(4)	$1,128,090(4)	$1,582,639(4)	$255,749(5)
Unvested stock options	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits

(1)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs but without regard to personal performance objectives.

(2)

Represents the full vesting of the 2019, 2020 and 2021 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 4,883 units ($842,659), 10,798 units ($1,863,411), and 11,240 units ($1,939,687), respectively; Mr. Lustgarten: 1,629 units ($281,117), 4,024 units ($694,422) and 10,303 units ($1,777,989), respectively; Ms. Mink: 374 units ($64,541), 1,320 units ($227,792) and 3,435 units ($592,778), respectively; and Mr. Burian: 760 units ($131,153), 1,680 units ($289,918) and 4,371 units ($754,303), respectively. In addition to these amounts, upon such a termination, Messrs. Dolan and Lustgarten, Ms. Mink and Mr. Burian would also fully vest in their outstanding MSGE Distribution Restricted Units, which are: 15,681 MSGE Distribution Restricted Units ($1,316,734); Mr. Lustgarten: 5,229 MSGE Distribution Restricted Units ($439,079); Ms. Mink: 1,694 MSGE Distribution Restricted Units ($142,245); and Mr. Burian: 2,440 MSGE Distribution Restricted Units ($204,887). These MSGE Distribution Restricted Units are not reflected in the table above.

(3)

Represents the full vesting of Mr. Shvartsman’s 2020 and 2021 fiscal year grants of restricted stock units, which are: 301 units ($51,944) and 1,031 units ($177,920), respectively. Mr. Shvartsman would also fully vest in his outstanding MSGE Distribution Restricted Units, which are 264 units ($22,168). These MSGE Distribution Restricted Units are not reflected in the table above.

(4)

Represents the full vesting at target of the 2019, 2020 and 2021 fiscal year grants of performance stock units, as applicable, which are: Mr. Dolan: 14,647 units ($2,527,633), 16,197 units ($2,795,116), and 11,240 units ($1,939,687) respectively; Mr. Lustgarten: 4,885 units ($843,004), 6,034 units ($1,041,287) and 10,303 units ($1,777,989), respectively; Ms. Mink: 1,122 units ($193,624), 1,980 units ($341,689) and 3,435 units ($592,778), respectively; and Mr. Burian: 2,280 units ($393,460), 2,520 units ($434,876) and 4,371 units ($754,303), respectively. In addition to these amounts, upon such a termination, Messrs. Dolan and Lustgarten, Ms. Mink and Mr. Burian would also fully vest in their outstanding MSGE Distribution Performance Units at target, which are: Mr. Dolan: 30,844 MSGE Distribution Performance Units ($2,589,971); Mr. Lustgarten: 10,284 MSGE Distribution Performance Units ($863,547); Ms. Mink: 3,102 MSGE Distribution Performance Units ($260,475); and Mr. Burian: 4,800 MSGE Distribution Performance Units ($403,056). These MSGE Distribution Performance Units are not reflected in the table above.

(5)

Represents the full vesting at target of Mr. Shvartsman’s 2020 and 2021 fiscal year grant of performance stock units, which are: 451 units ($77,829) and 1,031 units ($177,920), respectively. Mr. Shvartsman would also fully vest in his outstanding MSGE Distribution Performance Units at target, which are 396 units ($33,252). These MSGE Distribution Performance Units are not reflected in the table above.

(6)

In addition to the amounts shown in the column, a termination by the Company of Mr. Shvartsman due to disability would be treated under his employment agreement as a termination by the Company without cause. For details on the amounts due upon such termination by the Company without cause, please see the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause or by NEO for Good Reason” table.

Benefits Payable as a Result of Termination of Employment by the Company without Cause or for Good Reason Following a Change in Control or Going Private Transaction(1)*

Elements	James L. Dolan	Andrew Lustgarten	Victoria M. Mink	Lawrence J. Burian	Alexander Shvartsman
Severance	—	$5,400,000(2)	$3,200,000(2)	$4,200,000(2)	$525,000(3)
Pro rata bonus	—	$1,980,000(4)	$880,000(4)	$1,386,000(4)	$165,000(4)
Unvested restricted stock	$4,645,757(5)	$2,753,527(5)	$885,112(5)	$1,175,374(5)	$250,572(5)
Unvested performance stock	$7,262,436(6)	$3,662,281(6)	$1,128,090(6)	$1,582,639(6)	$317,701(6)
Unvested stock options	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits

(1)

The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the NEO or the Company following a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the NEOs would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(3)	Represents severance equal to Mr. Shvartsman’s annual base salary and annual target bonus.

(4)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(5)

Represents the full vesting of the 2019, 2020 and 2021 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 4,883 units ($842,659), 10,798 units ($1,863,411), and 11,240 units ($1,939,687) respectively; Mr. Lustgarten: 1,629 units ($281,117), 4,024 units ($694,422) and 10,303 units ($1,777,989), respectively; Ms. Mink: 374 units ($64,541), 1,320 units ($227,792) and 3,435 units ($592,778), respectively; Mr. Burian: 760 units ($131,153), 1,680 units ($289,918) and 4,371 units ($754,303), respectively; and Mr. Shvartsman: 120 units ($20,708), 301 units ($51,944) and 1,031 units ($177,920), respectively. Upon a change in control or going private transaction, the applicable NEO will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the applicable NEO remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction. In addition to these amounts, upon such a termination, Messrs. Dolan and Lustgarten, Ms. Mink and Messrs. Burian and Shvartsman would also fully vest in their outstanding MSGE Distribution Restricted Units, which are: Mr. Dolan: 15,681 MSGE Distribution Restricted Units ($1,316,734); Mr. Lustgarten: 5,229 MSGE Distribution Restricted Units ($439,079); Ms. Mink: 1,694 MSGE Distribution Restricted Units ($142,245); Mr. Burian: 2,440 MSGE Distribution Restricted Units ($204,887); and Mr. Shvartsman 384 MSGE Distribution Restricted Units ($32,244). These MSGE Distribution Restricted Units are not reflected in the table above.

(6)

Represents the full vesting at target of the 2019, 2020 and 2021 fiscal year grants of performance stock units, as applicable, which are: Mr. Dolan: 14,647 units ($2,527,633), 16,197 units ($2,795,116), and 11,240 units ($1,939,687) respectively; Mr. Lustgarten: 4,885 units ($843,004), 6,034 units ($1,041,287) and 10,303 units ($1,777,989), respectively; Ms. Mink: 1,122 units ($193,624), 1,980 units ($341,689) and 3,435 units ($592,778), respectively; Mr. Burian: 2,280 units ($393,460), 2,520 units ($434,876) and 4,371 units ($754,303), respectively; and Mr. Shvartsman: 359 units ($61,953), 451 units ($77,829) and 1,031 units ($177,920), respectively. Such awards become payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction if the applicable NEO is employed through July 1, 2021 (in the case of the 2019 fiscal year award), July 1, 2022 (in the case of the 2020 fiscal year award) or July 1, 2023 (in the case of the 2021 fiscal year award) or is terminated without cause or resigns for good reason prior to such applicable date. In addition to these amounts, upon such a termination, Messrs. Dolan and Lustgarten, Ms. Mink and Messrs. Burian and Shvartsman would also fully vest in their outstanding MSGE Distribution Performance Units at target, which are: Mr. Dolan: 30,844 MSGE Distribution Performance Units ($2,589,971); Mr. Lustgarten: 10,284 MSGE Distribution Performance Units ($863,547); Ms. Mink: 3,102 MSGE Distribution Performance Units ($260,475); Mr. Burian: 4,800 MSGE Distribution Performance Units ($403,056); and Mr. Shvartsman: 755 MSGE Distribution Performance Units ($63,397). These MSGE Distribution Performance Units are not reflected in the table above.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to compensation plans in effect as of

June 30, 2021 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Class A Common Stock Equity compensation plans approved by security holders	618,253	$145.78	1,085,197
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	618,253	$145.78	1,085,197

(1)	Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 524,427 restricted stock units (both time-vesting and target performance-vesting) and 93,826 stock options.

(2)

In August 2021, the Compensation Committee granted awards of restricted stock units and target performance stock units covering an aggregate of 91,674 shares. The number of securities in columns (a) and (c) do not reflect the grant of these units.

(3)	Represents the weighted average exercise price of the 93,826 outstanding stock options.

CEO PAY RATIO

We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Andrew Lustgarten, our President and Chief Executive Officer as of June 30, 2021, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K (“Item 402”). The pay ratio is calculated in a manner consistent with the SEC’s pay ratio disclosure rules.

To identify our median employee, we first determined our employee population as of June 30, 2021, which consisted of employees located in the U.S. and internationally, representing all full-time, part-time, seasonal and temporary employees employed by the Company on that date. Using information from our payroll records, we then measured each employee’s annual total compensation, consisting of base salary, overtime payments, short and long-term incentives, and sales incentives. For non-U.S. employees paid in local currency, the total annual compensation was translated to U.S. dollars using published exchange rates as of June 30, 2021, and total compensation for full-time employees who were employed for less than the full fiscal year (i.e., full-time employees who were hired during the course of the 2021 fiscal year) was annualized. The Company did not otherwise make any adjustments under Item 402.

Once we identified the median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our NEOs for purposes of the Summary Compensation Table above.

Given the nature of our business, more than half of our employee population consists of part-time, seasonal and temporary employees. These employees, by the nature of their limited hours worked during the year, have relatively low total compensation when compared to full-time employees. Item 402 does not permit annualized or full-time equivalent adjustments to the compensation of these individuals when identifying our median employee or calculating the pay ratio.

Using these guidelines, for the 2021 fiscal year our President and Chief Executive Officer’s annualized total compensation of $6,519,949 and the median-compensated employee, a full-time senior coordinator had an annual total compensation of $74,327. The resulting ratio was 88:1.

Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio provided above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman
Andrew Lustgarten	President and Chief Executive Officer
Victoria M. Mink	Executive Vice President, Chief Financial Officer and Treasurer
Lawrence J. Burian	Executive Vice President, Corporate Development and General Counsel
Alexander Shvartsman	Senior Vice President, Controller and Principal Accounting Officer

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors.”

ANDREW LUSTGARTEN, 44, is the President (since 2017) and Chief Executive Officer (since April 2020) of the Company. Mr. Lustgarten is also the President of MSG Entertainment since November 2019. As President and Chief Executive Officer of the Company, Mr. Lustgarten is responsible for setting the overall business strategy and overseeing the day-to-day operations for the Company’s sports franchises, featuring the Knicks and the Rangers. Mr. Lustgarten also leads efforts to advance the Company’s business, including pursuing new initiatives to enhance these sports brands, as well as identifying opportunities for growth. Previously, Mr. Lustgarten served as Executive Vice President, Corporate Development and Strategy of the Company, from 2014 to 2017. In his role as Executive Vice President, Corporate Development and Strategy, Mr. Lustgarten was responsible for developing both internal and external opportunities that advance the Company’s key growth initiatives, maintaining key industry and strategic alliances, and overseeing the Company’s involvement in new strategic transactions. Prior to his employment with the Company, Mr. Lustgarten worked at the NBA, as Senior Vice President, Global Strategy and Senior Vice President, Business and Strategic Development, from 2012 to 2014, and as Special Assistant to the Commissioner from 2007 to 2012. Prior to joining the NBA in 2007, Mr. Lustgarten held various positions, including Vice President, Finance at Cablevision, and as a financial analyst in the Media and Entertainment Investment Banking Group of Bear Stearns & Co. Mr. Lustgarten has served as a director of Boston

Calling Events, LLC since 2016, Tao Group Holdings LLC since 2017 and both the Garden of Dreams Foundation and Counter Logic Gaming since 2018. He has served as a director since 2001 and as Chairman since 2020 of the Lustgarten Foundation for Pancreatic Cancer Research, the nation’s largest private supporter of pancreatic cancer research. Mr. Lustgarten previously served as a director of Tribeca Enterprises LLC from 2017 to August 2019.

VICTORIA M. MINK, 53, is the Executive Vice President, Chief Financial Officer (since January 2019) and Treasurer (since April 2020) of the Company. Previously, she served as Executive Vice President, Finance from October 2018 through December 2018. Prior to joining the Company, Ms. Mink served as the Senior Vice President, Chief Accounting Officer for Altice USA from June 2016 to October 2018, where she was responsible for all accounting and financial reporting compliance, including acquisition transactions, a spin-off transaction and an initial public offering. She was also responsible for setting the strategic direction, goals and initiatives for the accounting, accounts payable and financial systems departments, presenting to the audit committee, implementing new accounting policies and compliance with company policies and Sarbanes Oxley. Prior to this, Ms. Mink served as the Senior Vice President, Controller and Principal Accounting Officer for Cablevision from 2011 to 2016. Ms. Mink joined Cablevision in November 1997. Before joining Cablevision, Ms. Mink was an audit manager with KPMG LLP.

LAWRENCE J. BURIAN, 51, has served as the Executive Vice President, Corporate Development and General Counsel of the Company since December 2020. Previously, Mr. Burian was Executive Vice President and General Counsel of the Company from 2015 to December 2020. Mr. Burian has also served as Executive Vice President, Corporate Development of MSG Entertainment since December 2020. Mr. Burian was also previously the Executive Vice President and General Counsel of MSG Networks from 2010 until the MSGE-MSGN Merger in July 2021. He also served as the Secretary of the Company and MSG Networks from 2015 and 2010, respectively, until December 2018. Mr. Burian previously served in various roles at Cablevision, including: Senior Vice President, Associate General Counsel from 2005 until 2010; Vice President and Associate General Counsel from 2002 to 2004; and Assistant General Counsel from 2000 to 2002. Mr. Burian was an Associate at Davis Polk & Wardwell LLP from August 1995 to 2000 and September 1994 to January 1995. He was a Law Clerk to Justice Aharon Barak, Deputy President (later President) of the Supreme Court of Israel from January 1995 to June 1995. Mr. Burian has served as a director of Tao Group Holdings LLC since April 2021 and the Garden of Dreams

Foundation since 2011 and is a Trustee of the American Society for Yad Vashem, the Hebrew Home for the Aged at Riverdale (d/b/a/ Hebrew Home at Riverdale) and ElderServe Health, Inc. (d/b/a RiverSpring Health Plans) since 2017. Mr. Burian previously served as a director of Tribeca Enterprises LLC from 2014 to August 2019 and Fuse Media, Inc. from 2014 to July 2019, Boston Calling Events, LLC from 2016 to April 2020, and Tao Group Holdings LLC from 2017 to April 2020.

ALEXANDER SHVARTSMAN, 48, has served as the Senior Vice President, Controller and Principal Accounting Officer of the Company since April 2020. Previously, Mr. Shvartsman served in various roles at the Company, including as Senior Vice President and Assistant Controller from 2016 to April 2020, Vice President, External Reporting and Consolidations from 2015 to 2016; Vice President, Technical Accounting and Accounting Policy from March 2015 to October 2015; Director, Technical Accounting and Accounting Policy from 2013 to 2015; and Director, External Reporting from 2010 to 2013. Prior to his roles at the Company, Mr. Shvartsman served in various capacities at CIT Group Inc., American Standard Inc. and KPMG LLP.

TRANSACTIONS WITH RELATED PARTIES

RELATIONSHIP BETWEEN US, MSG ENTERTAINMENT, MSG NETWORKS AND AMC NETWORKS

The Company, MSG Entertainment, MSG Networks and AMC Networks are all under the control of members of the Charles F. Dolan family and certain related family entities. The Company, MSG Entertainment, MSG Networks and AMC Networks have entered into the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our 2021 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSG Entertainment, MSG Networks and AMC Networks is set forth in Note 17 to our financial statements included in our 2021 Form 10-K.

Arrangements with MSG Networks

Following the MSGE-MSGN Merger in July 2021, MSG Networks became a wholly-owned subsidiary of MSG Entertainment. Accordingly, arrangements with MSG Networks are now effectively with MSG Entertainment on a consolidated basis, or will be terminated.

MSG Networks Distribution Agreement

On September 11, 2015, we entered into the Distribution Agreement with MSG Networks (the “MSG Networks Distribution Agreement”) in connection with the MSGS Distribution. Under the MSG Networks Distribution Agreement, the Company and MSG Networks provided each other with indemnities with respect to certain liabilities, and released each other from certain claims, in each case arising out of each company’s business and other matters related to the MSGS Distribution. The MSG Networks Distribution Agreement also provides for access to records and information, cooperation in defending litigation, and methods of resolution for certain disputes.

MSG Networks Tax Disaffiliation Agreement

On September 11, 2015, we entered into a Tax Disaffiliation Agreement with MSG Networks (the “MSG Networks Tax Disaffiliation Agreement”) that governs MSG Networks’ and our respective rights, responsibilities and obligations with respect to taxes (including any interest, penalties, additions to tax or additional amounts in respect of such taxes) and tax benefits, the filing of tax returns, the control of audits and other tax matters following the MSGS Distribution.

The MSG Networks Tax Disaffiliation Agreement also requires that none of the Company, MSG Networks or any of their respective subsidiaries take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the MSGS Distribution from qualifying as a tax-free transaction to MSG Networks and to its stockholders under Section 355 of the Code, or would otherwise cause holders of MSG Networks stock that received our stock in the MSGS Distribution to be taxed as a result of the MSGS Distribution and certain transactions undertaken in connection with the MSGS Distribution. Moreover, each party must indemnify the other party and its subsidiaries, officers and directors for any taxes resulting from action or failure to act, if such action or failure to act precludes the MSGS Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth in the MSG Networks Tax Disaffiliation Agreement).

MSG Networks Services Agreements

In connection with the MSGE Distribution, the Company entered into a Services Agreement with MSG Networks (the “Sports/Networks Services Agreement”) effective as of the MSGE Distribution Date, pursuant to which the Company provided MSG Networks certain legal services. MSG Networks agreed to indemnify the Company for losses incurred by the Company that arise out of or are otherwise in connection with the provision by the Company of services under the agreement, except to the extent that such losses result from the Company’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, the Company agreed to indemnify MSG Networks for losses incurred by MSG Networks that arise out of or are otherwise in connection with the Company’s provision of services under the agreement if such losses resulted from the Company’s gross negligence, willful misconduct or breach of its obligations under the agreement.

Given the MSGE-MSGN Merger, the Company expects that the Sports/Networks Services Agreement will be terminated, and certain services are expected to be provided by the Company to MSG Networks pursuant to the TSA (as defined below).

MSG Networks Employee Matters Agreement

We have in place an Employee Matters Agreement with MSG Networks that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSGS Distribution.

Media Rights Agreements

The media rights agreements between the Company and MSG Networks covering the Knicks of the NBA and the Rangers of the NHL provide MSG Networks exclusive media rights to team games in their local markets. Each of the media rights agreements became effective July 2015 with a stated term of 20 years, with a stated annual rights fee in the fiscal year ended June 30, 2021 of $123 million for the Knicks and $37 million for the Rangers. The rights fee in each media rights agreement increases annually; for the fiscal year ending June 30, 2022, the stated rights fee increased to $128 million for the Knicks and $38 million for the Rangers. The rights fee is subject to adjustments in certain circumstances, including if the Company does not make available a minimum number of games in any year. The annual rights fees paid by MSG Networks for the 2020-21 seasons were $117 million and $26 million, for the Knicks and the Rangers, respectively, which reflect reductions as a result of the Company not making available the minimum number of games for the year due to COVID-19 and the shortened NBA and NHL 2020-21 seasons. MSG Networks has certain rights to match third-party offers received by the Knicks or the Rangers, as the case may be, for the media rights following the term of the agreement.

Arrangements with MSG Entertainment

MSGE Distribution Agreement

On March 31, 2020, the Company entered into a Distribution Agreement with MSG Entertainment (the “MSGE Distribution Agreement”) as part of a series of transactions pursuant to which MSG Entertainment acquired the subsidiaries, businesses and other assets of the Company that constitute MSG Entertainment’s business.

Under the MSGE Distribution Agreement, the Company provides MSG Entertainment with indemnities with respect to liabilities, damages, costs and expenses arising out of any of: (i) the

Company’s businesses (other than businesses of MSG Entertainment); (ii) certain identified claims or proceedings; (iii) any breach by the Company of its obligations under the MSGE Distribution Agreement; (iv) any untrue statement or omission in the MSGE Distribution registration statement or in the related information statement relating to the Company and its subsidiaries (excluding MSG Entertainment and its subsidiaries); and (v) indemnification obligations MSG Entertainment may have to the NBA or NHL that result from acts or omissions of the Company. MSG Entertainment provides the Company with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) MSG Entertainment’s businesses; (ii) any breach by MSG Entertainment of its obligations under the MSGE Distribution Agreement; (iii) any untrue statement or omission in the MSGE Distribution registration statement or in the related information statement other than any such statement or omission relating to the Company and its subsidiaries (excluding MSG Entertainment and its subsidiaries) and (iv) indemnification obligations the Company may have to the NBA or NHL that result from acts or omissions of MSG Entertainment.

In the MSGE Distribution Agreement, MSG Entertainment releases the Company from any claims MSG Entertainment might have arising out of:

•	the management of the businesses and affairs of MSG Entertainment on or prior to the MSGE Distribution;

•	the terms of the MSGE Distribution, MSG Entertainment’s amended and restated certificate of incorporation or by-laws and the other agreements entered into in connection with the MSGE Distribution; and

•	any decisions that have been made, or actions taken, relating to MSG Entertainment or the MSGE Distribution;

Additionally, in the MSGE Distribution Agreement, the Company releases MSG Entertainment from any claims the Company might have arising out of:

•	the management of the businesses and affairs of the Company on or prior to the MSGE Distribution;

•	the terms of the MSGE Distribution and the other agreements entered into in connection with the MSGE Distribution; and

•	any decisions that have been made, or actions taken, relating to the MSGE Distribution.

The MSGE Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

MSGE Tax Disaffiliation Agreement

On March 31, 2020, the Company entered into a Tax Disaffiliation Agreement with MSG Entertainment (the “MSGE Tax Disaffiliation Agreement”) that governs the Company’s and MSG Entertainment’s respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters. References in this summary description of the MSGE Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

MSG Entertainment and its eligible subsidiaries previously joined with the Company in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the MSGE Distribution, MSG Entertainment generally does not join with the Company or any of its subsidiaries (as determined after the MSGE Distribution) in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the MSGE Tax Disaffiliation Agreement, with certain exceptions, the Company is generally responsible for all of MSG Entertainment’s U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the MSGE Distribution Date. MSG Entertainment is generally responsible for all taxes that are attributable to it or one of its subsidiaries after the MSGE Distribution Date.

For any tax year, MSG Entertainment is generally responsible for filing all separate company tax returns that relate to MSG Entertainment or one of its subsidiaries and that do not also include the Company or any of its subsidiaries. The Company is generally responsible for filing all separate company tax returns that relate to the Company or its subsidiaries (other than tax returns that will be filed by MSG Entertainment), and for filing consolidated, combined or unitary returns that include (i) one or more of the Company and its subsidiaries and (ii) one or more of MSG Entertainment and its subsidiaries. Where possible, MSG Entertainment has waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the MSGE Distribution Date, however, if MSG Entertainment cannot waive the right, it will be entitled to receive the resulting refund or credit, net of any taxes incurred by the Company with respect to the refund or credit.

Generally, MSG Entertainment has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which it is responsible for filing a return under the MSGE Tax Disaffiliation Agreement, and the Company has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which the Company is responsible for filing a return under the MSGE Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party will have the authority to conduct such proceeding. The MSGE Tax Disaffiliation Agreement further provides for cooperation between the Company and MSG Entertainment with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Finally, the MSGE Tax Disaffiliation Agreement requires that neither MSG Entertainment nor any of its subsidiaries will take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the MSGE Distribution from qualifying as a tax-free transaction to the Company and to its stockholders under Section 355 of the Code, or would otherwise cause holders of the Company’s stock receiving MSG Entertainment’s stock in the MSGE Distribution to be taxed as a result of the MSGE Distribution and certain transactions undertaken in connection with the MSGE Distribution. Additionally, for the two-year period following the MSGE Distribution, MSG Entertainment is restricted from engaging in certain activities that may jeopardize the tax-free treatment of the MSGE Distribution to the Company and its stockholders, unless MSG Entertainment receives the Company’s consent or otherwise obtain a ruling from the IRS or a legal opinion, in either case reasonably satisfactory to the Company, that the activity will not alter the tax-free status of the MSGE Distribution to the Company and its stockholders. Such restricted activities include:

•	entering into any transaction pursuant to which all or a significant portion of MSG Entertainment’s shares or assets would be acquired, whether by merger or otherwise, unless certain tests are met;

•	issuing equity securities, if any such issuances would, together with certain other transactions, constitute 50% or more of the voting power or value of MSG Entertainment’s capital stock;

•	certain repurchases of MSG Entertainment’s common shares;
•	ceasing to actively conduct MSG Entertainment’s business;

•	amendments to MSG Entertainment’s organizational documents (i) affecting the relative voting rights of MSG Entertainment’s stock or (ii) converting one class of MSG Entertainment’s stock to another;

•	liquidating or partially liquidating; and

•	taking any other action that prevents the MSGE Distribution and certain related transactions from being tax-free.

Moreover, MSG Entertainment is required to indemnify the Company and its subsidiaries, directors and officers for any taxes, resulting from action or failure to act, if such action or failure to act precludes the MSGE Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

MSGE Transition Services Agreement

On March 31, 2020, the Company entered into a Transition Services Agreement with MSG Entertainment (as may be amended from time to time, the “TSA”), with a term of two years, under which, in exchange for the fees specified in such agreement, MSG Entertainment has agreed to provide certain corporate and other services to the Company, including with respect to such areas as information technology, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, government affairs, investor relations, corporate communications, benefit plan administration and reporting, and internal audit functions as well as certain marketing functions. The Company has similarly agreed to provide certain transition services to MSG Entertainment, including communications and ticket sales services. The Company and MSG Entertainment, as parties receiving services under the TSA, agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the TSA. Similarly, each party providing services under the TSA agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s provision of services under the agreement if such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement.

On May 12, 2021, the Company and MSG Entertainment amended the TSA to, among other things, make adjustments to certain fees to take into account the workforce reduction and related internal organization at MSG Entertainment as a result of COVID-19.

MSGE Employee Matters Agreement

On March 31, 2020, the Company entered into an employee matters agreement (the “MSGE Employee Matters Agreement”) with MSG Entertainment that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSGE Distribution. Effective as of the MSGE Distribution, the Company and MSG Entertainment generally each have responsibility for their respective employees and compensation plans.

Arena License Agreements

In connection with the MSGE Distribution, subsidiaries of the Company entered into Arena License Agreements with a subsidiary of MSG Entertainment that requires the Knicks and the Rangers to play their home games at the Garden. Under the Arena License Agreements, which each have a term of 35 years, the Knicks and the Rangers pay an annual license fee in connection with their respective use of The Garden. For each, the Arena License Agreement provides that the license fee for the first full contract year ending

June 30, 2021 was to be approximately $22.5 million for the Knicks and approximately $16.7 million for the Rangers, and then for each subsequent year, the license fees will be 103% of the license fees for the immediately preceding contract year. The teams are not required to pay the license fee during a period in which The Garden is unavailable for home games due to a force majeure event. If the teams play games at The Garden subject to government mandated capacity constraints, the applicable rent for such periods are reduced by up to 80% depending on the size of the capacity constraint.

Due to the COVID-19 pandemic, The Garden was unavailable for home games until December 16, 2020 and January 14, 2021 for the Knicks and the Rangers 2020-21 seasons, respectively, and was subject to government mandated capacity restrictions for the remainder of the 2020-21 seasons. As a result, the Company made reduced payments under the Arena License Agreements for the year ended June 30, 2021 of $5.8 million for the Knicks and $2.5 million for the Rangers.

The Arena License Agreements set forth the terms of the teams’ use of The Garden, including arrangements for the provision of amenities and game day and other services. While MSG Entertainment will provide game day services for the Knicks and the Rangers, most of the associated costs are borne by the teams. Pursuant to the Arena License Agreements, MSG Entertainment is responsible for the maintenance, equipment and other functions needed to operate, repair and maintain The Garden. MSG Entertainment also operates and manages the sale of food and beverage services during all Knicks and Rangers events, for which it shares an agreed portion of net profits with the applicable team. The Company will also have the right and obligation to operate and manage team merchandise sales at The Garden, and the Company will retain a portion of revenues from team merchandise sold in the arena.

MSG Entertainment has the exclusive right to license and manage suites and club memberships at The Garden, including for use during Knicks and Rangers games, subject to certain exceptions, and shares a portion of the revenues from such licenses and club memberships with the Knicks and the Rangers.

The Arena License Agreements grants MSG Entertainment the right to sell, and the Knicks and the Rangers the right to keep, a percentage of revenue from certain arena shared sponsorship assets, such as fixed signage or entitlements at The Garden. The teams have the exclusive right to sell and keep the revenue from certain team sponsorship assets, such as courtside or rinkside advertising and other team or event-specific sponsorship assets.

The Knicks and the Rangers have the exclusive right to sell tickets for Knicks and Rangers games and retain all revenues from ticket sales and resales. The Arena License Agreements set forth MSG Entertainment’s responsibilities with respect to box office services and the teams’ respective responsibilities to comply with MSG Entertainment’s ticket agent agreements.

The Arena License Agreements provide that the teams are responsible for 100% of any real property or similar taxes applicable to The Garden. If the tax exemption is repealed or the teams are otherwise subject to property tax through no fault of the teams, the revenue opportunity that MSG Entertainment may generate from team events will be reduced on a percentage basis as set forth in the Arena License Agreements. The value of any such revenue opportunity reduction could be significant but is expected to be substantially less than the property tax to be paid by the teams.

The Arena License Agreements provide for MSG Entertainment to prepare an annual budget, in consultation with the teams, subject to certain team consent rights.

NBA consent is required to amend the Knicks’ Arena License Agreement.

Sponsorship Sales and Service Representation Agreements

In connection with the MSGE Distribution, the Knicks and the Rangers entered into sponsorship sales and service representation agreements with a subsidiary of MSG Entertainment, which have terms of more than 10 years (subject to an early termination right exercisable by May 31, 2025 and effective June 30, 2025). Under these agreements, MSG Entertainment was appointed as the exclusive sales and service representative for all sponsorship benefits available for sale in connection with the Knicks and the Rangers, as well as the Knicks’ development team, the Westchester Knicks, and Knicks Gaming, the official NBA 2K esports franchise of the Knicks, subject to certain exceptions (e.g., regarding television and radio rights licensed to MSG Networks pursuant to separate media rights agreements). MSG Entertainment receives a commission from the Company, subject to certain exceptions set forth in the agreements. MSG Entertainment also receives annual sales operation fixed payments from the Company to cover a share of its costs associated with providing sponsorship sales services. These agreements are subject to certain termination rights, including the right of each of the Company and MSG Entertainment to terminate if the Company and MSG Entertainment are no longer affiliates, and the Company’s right to terminate if certain sales thresholds are not met (unless MSG Entertainment pays the Company the shortfall). NBA consent is required to amend the Knicks’ sponsorship sales and service representation agreement.

Team Sponsorship Allocation Agreement

In connection with the MSGE Distribution, the Company entered into a team sponsorship allocation agreement with MSG Entertainment that provides for the allocation between the two companies of revenue received by either with respect to sponsorships that include assets of both companies and for which the sponsor pays a lump sum.

Group Ticket Sales and Service Representation Agreement

In connection with the MSGE Distribution, the Company entered into a group ticket sales and service representation agreement with MSG Entertainment, with an initial term lasting until June 30, 2024 and automatically renewing annually thereafter, pursuant to which MSG Entertainment appointed the Company as its sales and service representative to sell group tickets and ticket packages. The Company receives a commission on group ticket sales placed on behalf of MSG Entertainment and is reimbursed for a share of certain of its costs associated with providing these services.

Delayed Draw Term Loan Agreements

On the MSGE Distribution Date, each of: (i) a subsidiary of the Company and holding company for the Knicks (the “Knicks DDTL Facility Borrower”) and (ii) a subsidiary of the Company and holding company for the Rangers (the “Rangers DDTL Facility Borrower”), entered into a Delayed Draw Term Loan Agreement with a subsidiary of MSG Entertainment. The loan agreements provided for (i) a $110 million senior unsecured delayed draw term loan facility for the Knicks DDTL Facility Borrower (the “Knicks DDTL Facility”) and (ii) a $90 million senior unsecured delayed draw term loan facility for the Rangers DDTL Facility Borrower (the “Rangers DDTL Facility” and together with the Knicks DDTL Facility, the “DDTL Facilities”)). On November 6, 2020, prior to making any borrowings under the DDTL Facilities, the Company terminated the DDTL Facilities in their entirety.

Two Pennsylvania Plaza Sublease

MSG Entertainment subleases approximately 47,000 square feet of office space at Two Pennsylvania Plaza in New York City to the Company.

Other Arrangements and Agreements with MSG Entertainment, MSG Networks and/or AMC Networks

Beginning in June 2016, the Company agreed to share certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman with MSG Networks, and for the Vice Chairman with MSG Networks and AMC Networks. In connection with the MSGE Distribution, the Company also shares such costs with MSG Entertainment and also shares certain of such costs of the Company’s President and Chief Executive Officer with MSG Entertainment. The Company’s portion of such executive support expenses for the fiscal year ended June 30, 2021 was approximately $597,573. The Company has also entered into a number of commercial and other arrangements and agreements with MSG Entertainment and its subsidiaries, MSG Networks and its subsidiaries and AMC Networks and its subsidiaries, none of which are material to the Company. For the fiscal year ended June 30, 2021, these included, but were not limited to, arrangements for the use of equipment, lease and use of offices and other premises, provision of transport services and vendor services, access to technology, sponsorship agreements, certain trademark licensing agreements and lease of suites and sponsorship of the Company and its professional sports teams, as applicable. Following the MSGE-MSGN Merger, such costs will be reallocated between the Company and MSG Entertainment with respect to the Company’s Executive Chairman, and among the Company, MSG Entertainment and AMC Networks with respect to the Company’s Vice Chairman.

In addition, the Company and each of MSG Entertainment, MSG Networks and AMC Networks are or were party to aircraft arrangements described below. See “— Aircraft Arrangements” and “— Dolan Family Arrangements.”

In January 2021, MSG Entertainment registered The Coalition to Restore New York, Inc., a separately incorporated independent expenditure committee, with the New York State Board of Elections (the “Coalition”). During the 2021 New York City primary election cycle, The Coalition focused on how candidates planned to address five critical issues related to New York’s recovery from the COVID-19 pandemic. In accordance with our Related Party Transaction Approval Policy, our Audit Committee approved contributions to The Coalition by the Company of up to $2 million. During the fiscal year ended June 30, 2021, the Company contributed approximately $1.9 million in cash to The Coalition.

AIRCRAFT ARRANGEMENTS

The Company has various arrangements with a subsidiary of MSG Entertainment, pursuant to which the Company has the right to lease on a “time-sharing” basis certain aircraft owned or leased by MSG Entertainment. The Company is required to pay MSG Entertainment specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under Federal Aviation Administration (“FAA”) rules. The Company made payments to MSG Entertainment of $207,663 during the fiscal year ended June 30, 2021. In calculating the amounts payable under these agreements, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies.

The Company has agreed to an allocation of the costs of (i) personal helicopter use (including commutation) with MSG Networks, MSG Entertainment and AMC Networks and (ii) personal aircraft use with MSG Networks and MSG Entertainment, in each case, for certain shared executives. The Company’s portion of such expenses during the fiscal year ended June 30, 2021 was $443,384.

Following the MSGE-MSGN Merger, such costs will be reallocated between the Company and MSG Entertainment with respect to the Company’s Executive Chairman, and among the Company, MSG Entertainment and AMC Networks with respect to the Company’s Vice Chairman.

DOLAN FAMILY ARRANGEMENTS

From time to time, certain services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. In addition, see “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

Kristin Dolan, a director of the Company, is the founder and Chief Executive Officer of 605, LLC (“605”), an audience measurement and data analytics company in the media and entertainment industries. James L. Dolan, the Executive Chairman of the Company, and Kristin Dolan own 50% of 605. The Company’s Audit Committee has approved the entry into one or more agreements with 605 to provide certain data analytics services to the Company for an aggregate amount of up to $1 million. For the fiscal year ended June 30, 2021, the Company made no payments to 605 for services permitted pursuant to such approval. The Company expects to engage 605 to provide additional data analytics services in the future.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST

Our Executive Chairman, James L. Dolan, also serves as the Executive Chairman and Chief Executive Officer of MSG Entertainment and previously served as the Executive Chairman of MSG Networks until the MSGE-MSGN Merger, our President and Chief Executive Officer, Andrew Lustgarten, also serves as the President of MSG Entertainment, our Executive Vice President, Corporate Development and General Counsel, Lawrence J. Burian, also serves as Executive Vice President, Corporate Development of MSG Entertainment and previously served as Executive Vice President and General Counsel of MSG Networks until the MSGE-MSGN Merger, and our Senior Vice President, Associate General Counsel and Secretary, Mark C. Cresitello, previously served as Secretary of MSG Networks until the MSGE-MSGN Merger. Ten of our director nominees (including James L. Dolan) also serve as directors of MSG Entertainment. Seven of our director nominees (including James L. Dolan) also previously served as directors of MSG Networks until the MSGE-MSGN Merger. Five of our director nominees (including James L. Dolan) also serve as directors of AMC Networks. Gregg G. Seibert, the Company’s Vice Chairman, also serves as Vice Chairman of MSG Entertainment and AMC Networks, and previously served as Vice Chairman of MSG Networks until the MSGE-MSGN Merger. Therefore, these individuals may have or have had actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSG Entertainment, MSG Networks or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and MSG Entertainment and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSG Entertainment, including MSG Networks as a subsidiary of MSG Entertainment, and/or AMC Networks and us. In addition, certain of our officers and directors own MSG Entertainment and/or AMC

Networks stock, restricted stock units, performance stock units, stock options and/or performance stock options. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company, MSG Entertainment or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.

Our Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with MSG Networks and AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In our Certificate of Incorporation, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSG Networks (which is now a subsidiary of MSG Entertainment as a result of the MSGE-MSGN Merger in July 2021) or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSG Networks and AMC Networks and/or any of their respective subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders. In connection with the MSGE Distribution, our Board adopted an Overlap Policy to extend the same provisions to overlapping directors and officers with MSG Entertainment.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 of Regulation S-K adopted by the SEC (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

In addition, our Board has adopted a special approval policy for transactions with MSG Entertainment and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG Entertainment and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $1 million. In addition, an Independent Committee receives a quarterly update from the Company’s internal audit function of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSG Entertainment and its subsidiaries and AMC Networks and its subsidiaries, on the other hand regardless of value. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of $1 million, as well as the handling and resolution of any disputes involving amounts in excess of $1 million. Our executive officers and directors who are also senior executives or directors of MSG Entertainment and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSG Entertainment and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of the Company, MSG Entertainment and/or AMC Networks, as applicable.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common

Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE’s corporate governance standards.

For fiscal year 2021 and prior to the MSGE-MSGN Merger, the policy described above also covered transactions between the Company and its subsidiaries, on the one hand, and MSG Networks and its subsidiaries, on the other hand, in which the amount exceeded $1 million.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2021.

Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth, to the best of the Company’s knowledge and belief, certain information as of October 14, 2021 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person that beneficially holds more than 5% of any class of the outstanding shares of the Company based on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each NEO of the Company.

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	604,272 4,529,517	3.1% 100%	70.6%
Charles F. Dolan (3)(4)(5)(7)(20)(26-30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	185,864 2,682,470	* 59.2%	41.6%
Helen A. Dolan (3)(4)(5)(7)(20)(26-30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	185,864 2,682,470	* 59.2%	41.6%
James L. Dolan (3)(6-9)(12)(17)(21) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	237,677 618,369	1.2% 13.7%	9.9%
Kristin A. Dolan (3)(6-9)(12)(17)(21) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	237,677 618,369	1.2% 13.7%	9.9%
Thomas C. Dolan (3)(7)(10)(17)(19)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	33,047 308,986	* 6.8%	4.8%
Brian G. Sweeney (3)(7)(11)(16)(17)(18)(24) 20 Audrey Avenue, 1st Floor Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	73,827 465,281	* 10.3%	7.3%
Paul J. Dolan (3)(7)(12)(21)(25) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	75,683 910,651	* 20.1%	14.1%
Marianne E. Dolan Weber (3)(7)(13)(17)(19)(23) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	56,758 296,934	* 6.6%	4.7%
Charles P. Dolan (7)	Class A Common Stock Class B Common Stock	6,094 —	* —	*
Quentin F. Dolan	Class A Common Stock Class B Common Stock	308 —	* —	*
Ryan T. Dolan (6)(7)	Class A Common Stock Class B Common Stock	479 —	* —	*
Joseph M. Cohen (7)	Class A Common Stock Class B Common Stock	509 —	* —	*
Stephen C. Mills (7)	Class A Common Stock Class B Common Stock	1,012 —	* —	*

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Richard D. Parsons (7)(14)	Class A Common Stock Class B Common Stock	4,479 —	* —	*
Nelson Peltz (7)	Class A Common Stock Class B Common Stock	506 —	* —	*
Alan D. Schwartz (7)	Class A Common Stock Class B Common Stock	6,163 —	* —	*
Ivan Seidenberg (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Vincent Tese (7)	Class A Common Stock Class B Common Stock	3,744 —	* —	*
Anthony J. Vinciquerra (7)	Class A Common Stock Class B Common Stock	— —	— —	—
Andrew Lustgarten (6)(15)	Class A Common Stock Class B Common Stock	103,289 —	* —	*
Victoria M. Mink (6)	Class A Common Stock Class B Common Stock	2,454 —	* —	*
Lawrence J. Burian (6)	Class A Common Stock Class B Common Stock	10,777 —	* —	*
Alexander Shvartsman (6)	Class A Common Stock Class B Common Stock	1,861 —	* —	*
All executive officers and directors and nominees as a group(4-30)	Class A Common Stock Class B Common Stock	741,989 4,519,413	3.8% 99.8%	70.6%
Deborah A. Dolan-Sweeney (3)(7)(11)(16)(17)(18)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	73,827 465,281	* 10.3%	7.3%
Kathleen M. Dolan (3)(12)(17)(21-25) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	125,123 1,833,002	* 40.5%	28.4%
Mary S. Dolan (3)(18)(20)(24)(26-30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	47,452 2,764,363	* 61.0%	42.6%
Matthew J. Dolan (3)(19)(22)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	30,576 605,920	* 13.4%	9.4%
Corby Dolan Leinauer (3)(20)(26-30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	28,060 2,458,036	* 54.3%	37.9%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(8)(9)(12)(17)(21) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	29,249 604,324	* 13.3%	9.3%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(10)(17)(19)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 308,986	* 6.8%	4.8%
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(13)(17)(19)(23) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	15,954 296,934	* 6.6%	4.6%
Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney (3)(11)(16)(17)(18)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	15,954 306,327	* 6.8%	4.7%
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(12)(17)(25) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	15,954 306,327	* 6.8%	4.7%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(4)(5)(18)(20) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	4,431 824,635	* 18.2%	12.7%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(4)(5)(18)(20) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	4,431 430,560	* 9.5%	6.6%
Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber (3)(4)(5)(18)(20) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	4,431 426,560	* 9.4%	6.6%
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (3)(4)(5)(18)(20) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	4,431 370,561	* 8.2%	5.7%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3)(4)(5)(18)(20) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	4,431 405,561	* 9.0%	6.2%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Silver Lake Entities (31) 2775 Sand Hill Road, Suite 100 Menlo Park, CA 94025	Class A Common Stock Class B Common Stock	1,865,862 —	9.5% —	2.9%
The Vanguard Group (32) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock Class B Common Stock	1,637,854 —	8.3% —	2.5%
GAMCO Investors, Inc. (33) One Corporate Center Rye, NY 10580	Class A Common Stock Class B Common Stock	1,127,997 —	5.7% —	1.7%
NNS S.à r.l.-SPF (34) 35F, avenue John F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg	Class A Common Stock Class B Common Stock	1,203,419 —	6.1% —	1.9%

*	Less than 1%.

(1)

Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share based compensation in the aggregate, not by specific tranche or award.

(2)

Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan, individually and as Trustee of the Charles F. Dolan 2019 Grantor Retained Annuity Trust #1M (the “CFD 2019 GRAT #1M”) and as a Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”); Helen A. Dolan, individually and as Trustee of the Helen A. Dolan 2019 Grantor Retained Annuity Trust #1M (the “HAD 2019 GRAT #1M”) and as a Trustee of the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”), and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne E. Dolan Weber; Deborah A. Dolan-Sweeney; the CFD 2009 Trust, the HAD 2009 Trust, the Dolan Children Trust FBO Kathleen M. Dolan; the Dolan Children Trust FBO Marianne Dolan Weber; the Dolan Children Trust FBO Deborah Dolan-Sweeney; the Dolan Children Trust FBO James L. Dolan; the Dolan Children Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO James L. Dolan; the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan; the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber; the Charles F. Dolan 2009 Family

Trust FBO Deborah A. Dolan-Sweeney; the Charles F. Dolan 2009 Family Trust FBO Patrick F. Dolan; the Ryan Dolan 1989 Trust; the Tara Dolan 1989 Trust; the CFD 2019 GRAT #1M; and the HAD 2019 GRAT #1M. Individuals who are not Group Members but are trustees of trusts that are Group Members also include Brian G. Sweeney, as a Trustee of the CFD 2009 Trust and the HAD 2009 Trust; Corby Dolan Leinauer, as a Trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan, the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and the Charles F. Dolan 2009 Family Trust FBO Patrick F. Dolan (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trust FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trust FBO Deborah Dolan-Sweeney and each of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 604,272 shares of Class A Common Stock and (ii) 4,529,517 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 4,529,517 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own an additional 42,589 shares of Class A Common Stock.

(4)

Charles F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 32,740 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the CFD 2019 GRAT #1M, for which he serves as sole trustee, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 185,864 shares of Class A Common Stock (including 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee, 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 2,649,730 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 79,477 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, 79,477 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which his spouse serves as co-trustee, 32,740 shares of Class B Common Stock owned of record by the HAD 2019 GRAT #1M, for which his spouse serves as sole trustee, and an aggregate of 2,458,036 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 2,458,036 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 2,570,253 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 79,477 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which his spouse serves as co-trustee, 32,740 shares of Class B Common Stock owned of record by the HAD 2019 GRAT #1M, for which his spouse serves as sole trustee, and an aggregate of 2,458,036 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(5)

Helen A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 32,740 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the HAD 2019

GRAT #1M, for which she serves as sole trustee, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 185,864 shares of Class A Common Stock (including 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee) and 2,649,730 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 79,477 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which she serves as co-trustee, 79,477 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee, 32,740 shares of Class B Common Stock owned of record by the CFD 2019 GRAT #1M, for which her spouse serves as sole trustee and an aggregate of 2,458,036 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 2,458,036 shares of Class B Common Stock owned of record by the 2009 Family Trusts which her spouse may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 2,570,253 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 79,477 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee, 32,740 shares of Class B Common Stock owned of record by the CFD 2019 GRAT #1M, for which her spouse serves as sole trustee and an aggregate of 2,458,036 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)

Does not include unvested restricted stock units, target amount of unvested performance stock units or stock options granted under the Employee Stock Plan (except for restricted stock units and performance stock units subject to vesting and stock options exercisable, in each case, within 60 days of October 14, 2021). The excluded number of restricted stock units for the following individuals are: Messrs. James L. Dolan, 24,166 units; Andrew Lustgarten, 19,215 units; Victoria M. Mink, 6,395 units; Lawrence J. Burian, 8,138 units; Alexander Shvartsman, 1,873 units; and Ryan T. Dolan, 36 units. The excluded number of target performance stock units for the following individuals are: Messrs. James L. Dolan, 38,710 units; Andrew Lustgarten, 26,671 units; Victoria M. Mink, 8,860 units; Lawrence J. Burian, 11,275 units; Alexander Shvartsman, 2,516 units; and Ryan T. Dolan, 108 units.

(7)

Does not include restricted stock units granted under the Director Stock Plan. The excluded number of restricted stock units for each of the following individuals is: Messrs. Charles F. Dolan, 3,217 units; Charles P. Dolan, 3,217 units; Paul J. Dolan, 1,024 units; Thomas C. Dolan, 3,217 units; Ryan T. Dolan, 1,063 units; Joseph M. Cohen, 1,063 units; Stephen C. Mills, 1,063 units; Richard D. Parsons, 3,217 units; Nelson Peltz, 3,217 units; Alan D. Schwartz, 3,217 units, Ivan Seidenberg, 1,063 units; Brian G. Sweeney, 3,217 units; Vincent Tese, 3,217 units, Anthony J. Vinciquerra, 1,063 units; and Mses. Kristin A. Dolan, 3,217 units and Marianne E. Dolan Weber, 2,588 units.

(8)

James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 200,408 shares of Class A Common Stock (including 199,917 shares of Class A Common Stock owned of record personally and 491 shares of Class A Common Stock held as custodian for one or more minor children) and 14,045 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 37,269 shares of Class A Common Stock (including 416 shares of Class A Common Stock owned jointly with his spouse, 7,604 shares of Class A Common Stock owned of record personally by his spouse and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 604,324 shares of

Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 491 shares of Class A Common Stock held as custodian for one or more minor children, 7,604 shares of Class A common Stock owned of record personally by his spouse and 29,249 shares of Class A Common Stock and 604,324 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(9)

Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 7,604 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 230,073 shares of Class A Common Stock (including 416 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 199,917 shares of Class A Common Stock owned of record by her spouse, 491 shares of Class A Common Stock held by her spouse as custodian for one or more minor children and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and 618,369 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 14,045 shares of Class B Common Stock owned of record by her spouse and 604,324 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of 491 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 199,917 shares of Class A Common Stock owned of record by her spouse, 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse and 618,369 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 14,045 shares of Class B Common Stock owned of record by her spouse and 604,324 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse).

(10)

Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 19,752 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 13,295 shares of Class A Common Stock and 308,986 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 13,295 shares of Class A Common Stock and 308,986 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(11)

Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 15,182 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 58,645 shares of Class A Common Stock (including 6,872 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 2,247 shares of Class A Common Stock held in trust for his children for which he serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, and 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and 465,281 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 79,477 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, 79,477 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which he serves as co-trustee and 306,327 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of his spouse). He disclaims beneficial ownership of the 6,872 shares of Class A Common Stock owned by his spouse, the 2,247 shares of Class A Common Stock held in trusts for his children for which he serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 465,281 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 79,477 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, 79,477 shares of Class B

Common Stock owned of record by the HAD 2009 Trust, for which he serves as co-trustee and 306,327 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of his spouse).

(12)

Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 30,480 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 45,203 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and an aggregate of 910,651 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of 30,480 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee, an aggregate of 45,203 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and an aggregate of 910,651 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee.

(13)

Marianne E. Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 8,063 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 48,695 shares of Class A Common Stock (including 208 shares of Class A Common Stock owned of record personally by her spouse, 32,533 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc. and 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 296,934 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 208 shares of Class A Common Stock owned of record by her spouse, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit, 32,533 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc. and 296,934 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(14)	Includes 816 shares held in a trust of which Mr. Parsons is a trustee. Mr. Parsons disclaims beneficial ownership of the shares held in the trust.

(15)	Includes 93,826 time-based options exercisable within 60 days of October 14, 2021 by Mr. Lustgarten.

(16)

Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,872 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 66,955 shares of Class A Common Stock (including 15,182 shares of Class A Common Stock owned of record by her spouse, 2,247 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 465,281 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 306,327 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit, 79,477 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee and 79,477 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which her spouse serves as co-trustee). She disclaims beneficial ownership of 15,182 shares of Class A Common Stock owned of record by her spouse, 2,247 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 15,954 shares of Class A Common Stock and 465,281 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 306,327 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit, 79,477 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee and 79,477 shares of Class B Common Stock owned of record by the HAD 2009 Trust, for which her spouse serves as co-trustee).

(17)

Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,184 shares of Class A Common Stock (including 1,568 shares of Class A Common Stock owned of record personally and 616 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 10,104 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 5,052 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 5,052 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 122,939 shares of Class A Common Stock (including 32,533 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc. and an aggregate of 90,406 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee) and an aggregate of 1,822,898 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of 616 shares of Class A Common Stock held as custodian for one or more minor children, 32,533 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc., an aggregate of 90,406 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee and an aggregate of 1,833,002 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 5,052 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 5,052 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee, and 1,822,898 shares of Class B Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee).

(18)

Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 2,274 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 45,178 shares of Class A Common Stock (including 2,603 shares of Class A Common Stock owned jointly with her spouse, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,116 shares of Class A Common Stock (including 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 2,764,363 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 306,327 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 2,458,036 shares of Class B Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee). She disclaims beneficial ownership of 2,274 shares of Class A Common Stock held as custodian for one or more minor children, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,116 shares of Class A Common Stock (including 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee, and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 2,458,036 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee.

(19)

Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 795 shares of Class A Common Stock (including 408 shares of Class A Common Stock owned of record personally and 387 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 29,781 shares of Class A Common Stock (including 316 shares of Class A Common Stock owned jointly with his spouse, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 605,920 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne E. Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of 387 shares of Class A Common Stock held as custodian for a minor child, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee, and an aggregate of 605,920 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee.

(20)

Corby Dolan Leinauer may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 540 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 27,520 shares of Class A Common Stock (including 214 shares of Class A Common Stock owned jointly with her spouse, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,116 shares of Class A Common Stock (including 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 2,458,036 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of 540 shares of Class A Common Stock held as custodian for one or more minor children, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,116 shares of Class A Common Stock (including 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren

Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee), 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, for which she serves as co-trustee and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee, and an aggregate of 2,458,036 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee.

(21)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(22)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(23)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(24)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(25)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(26)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(27)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(28)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(29)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(30)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(31)

Based upon a Schedule 13D (Amendment No. 3) filed on December 26, 2018, SLP Investment Holdco, L.P. (“SLP Holdco”), SLP Investment Holdings, L.L.C., Silver Lake Technology Associates IV, L.P., SLTA IV (GP), L.L.C., Silver Lake Group, L.L.C., Silver Lake Partners V DE (AIV) Marquee, L.P. (“SLP V Marquee”), Silver Lake Technology Investors V DE (AIV) Marquee, L.P. (“SLTI V Marquee”), Silver Lake Technology Associates V Marquee, L.P., SLTA V (GP) Marquee, L.L.C., and SLP Marquee Investor, L.L.C. (together, the “Silver Lake Entities”) beneficially owns an aggregate of 1,865,862 shares of Class A Common Stock. The 1,865,862 shares of Class A Common Stock beneficially owned by the Silver Lake Entities includes (i) 939,996 shares of Class A Common Stock held by SLP Holdco, (ii) 912,811 shares of Class A Common Stock held by SLP V Marquee and (iii) 13,055 shares of Class A Common Stock held by SLTI V Marquee. SLP Holdco has shared voting power over 939,996 shares of Class A Common Stock, and shared dispositive power over 939,996 shares of Class A Common Stock. SLP V Marquee has shared voting power over 912,811 shares of Class A Common Stock, and shared dispositive power over 912,811 shares of Class A Common Stock. SLTI V Marquee has shared voting power over 13,055 shares of Class A Common Stock, and shared dispositive power over 13,055 shares of Class A Common Stock.

(32)

Based upon a Schedule 13G (Amendment No. 5) filed with the SEC on February 10, 2021, The Vanguard Group (“Vanguard”) beneficially owns 1,637,854 shares of Class A Common Stock. Vanguard has shared voting power over 11,015 shares of Class A Common Stock, sole dispositive power over 1,613,667 shares of Class A Common Stock and shared dispositive power over 24,187 shares of Class A Common Stock.

(33)

Based upon a Schedule 13D (Amendment No. 1) filed with the SEC on March 26, 2020, certain operating subsidiaries of GAMCO Investors, Inc. beneficially hold, or exercise investment discretion over various institutional accounts which would hold, an aggregate of 1,127,997 shares of Class A Common Stock. Mario J. Gabelli who directly or indirectly controls, or for which he acts as Chief Investment Officer of all the GAMCO filing entities, is deemed to have beneficial ownership of the shares of Class A Common Stock held by such entities.

(34)

Based upon information provided to the Company, as of October 14, 2021, certain subsidiaries of NNS S.à r.l.-SPF (“NNS SPF”) beneficially hold, or exercise investment discretion over various entities which would hold, an aggregate of 1,203,419 shares of Class A Common Stock. All of the shares in NNS SPF are held for the NNS Jersey Trust on trust for Mr. Nassef Sawiris and his descendants. The Company has been informed by NNS SPF that since the filing of its Schedule 13G (Amendment No. 1) with the SEC on February 17, 2021, NNS SPF and its subsidiaries’ holdings have decreased so that it is now the beneficial owner of less than 5% of the combined total of the issued Class A Common Stock and the issued Class B Common Stock.

The Dolan family, including trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”), by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of our Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. The members of the Dolan Family Group holding Class B Common Stock are parties to a Stockholders Agreement, which has the effect of causing the voting power of the holders of our Class B Common Stock to be cast as a block with respect to all matters to be voted on by holders of our Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan Family Group (representing all of the outstanding Class B Common Stock) are to be voted on all matters in accordance with the determination of the Dolan Family Committee (as defined below), except that the decisions of the Dolan Family Committee are non-binding with respect to the Class B Common Stock owned by certain Dolan family trusts that collectively own approximately 40.5% of the outstanding Class B Common Stock (“Excluded Trusts”). The “Dolan Family Committee” consists of Charles F. Dolan and his six children, James L. Dolan, Thomas C. Dolan, Patrick F. Dolan, Kathleen M. Dolan,

Marianne E. Dolan Weber and Deborah A. Dolan-Sweeney. The Dolan Family Committee generally acts by majority vote, except that approval of a going-private transaction must be approved by a two-thirds vote and approval of a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne E. Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. Shares of Class B Common Stock owned by Excluded Trusts will on all matters be voted in accordance with the determination of the Excluded Trusts holding a majority of the Class B Common Stock held by all Excluded Trusts, except in the case of a vote on a going-private transaction or a change in control transaction, in which case a vote of trusts holding two-thirds of the Class B Common Stock owned by the Excluded Trusts is required.

Charles F. Dolan, all other holders of our Class B Common Stock (other than the Charles F. Dolan Children Trusts) and the Company have entered into a registration rights agreement (the “Dolan

Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 14, 2021, the Dolan Parties owned approximately 2.7 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.8% of our Class B Common Stock as well as 513,886 shares of Class A Common Stock, which represented approximately 2.6% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 13.3% of our Common Stock and 42.4% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 14, 2021, the Children Trusts owned approximately 1.8 million shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40.2% of our Class B Common Stock, as well as 90,406 shares of Class A Common Stock, which represented 0.5% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 7.9% of our Common Stock and 28.2% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such shares will be converted into shares of Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to any other shares of Class B Common Stock (including the Dolan Shares).

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2021 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

Our stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2022 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2022 annual meeting must submit their proposals to Madison Square Garden Sports Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121 on or before June 24, 2022. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2022 proxy statement.

In accordance with our Amended By-laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2022 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to Madison Square Garden Sports Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder, any material interest of such stockholder in the proposal (other than as a stockholder) and any additional information required under the rules of the SEC. Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any additional information required under the rules of the SEC.

ADVANCE NOTICE OF PROXY HOLDERS AND QUALIFIED REPRESENTATIVES

Our stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the virtual annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on November 29, 2021 in order to allow enough time to register such person to attend the virtual meeting. Notices should be directed to Madison Square Garden Sports Corp., Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

2021 FORM 10-K

A copy of the Company’s 2021 Form 10-K, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to Madison Square Garden Sports Corp., Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

You also may obtain our 2021 Form 10-K at the SEC’s website, www.sec.gov, or at www.msgsports.com under Investors — Financials — SEC Filings.

Mark C. Cresitello Senior Vice President, Associate General Counsel & Secretary

New York, New York

October 22, 2021

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week

MADISON SQUARE GARDEN SPORTS CORP. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121

Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 7, 2021 (December 3, 2021 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided.

During The Meeting - Go to www.virtualshareholdermeeting.com/MSGS2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 7, 2021 (December 3, 2021 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Madison Square Garden Sports Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 7, 2021 (December 3, 2021 for participants in the AMC Networks Inc. 401(k) Plan).

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D60736-P62298-Z81098	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MADISON SQUARE GARDEN SPORTS CORP.	For All	Withhold All	For All Except
Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposal 2 below, as more fully described in the accompanying Proxy Statement.	☐	☐	☐

The Board of Directors recommends you vote FOR ALL the following director nominees:

1. Election of the following nominees as directors:

(01) Joseph M. Cohen
(02) Richard D. Parsons (03) Nelson Peltz (04) Ivan Seidenberg (05) Anthony J. Vinciquerra

The Board of Directors recommends you vote FOR the following proposal:

2. Ratification of the appointment of our independent registered public accounting firm.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

To withhold authority to vote for any individual nominee(s), Mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

	For	Against	Abstain
	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — —

▲ FOLD AND DETACH HERE ▲	D60737-P62298-Z81098

CLASS A PROXY CARD

MADISON SQUARE GARDEN SPORTS CORP.

Solicited by the Board of Directors for the
Annual Meeting of Stockholders on December 8, 2021

The undersigned hereby appoints Victoria M. Mink, Lawrence J. Burian and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Madison Square Garden Sports Corp. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/MSGS2021, on Wednesday, December 8, 2021, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR ALL of the director nominees in Proposal 1 and FOR Proposal 2, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the AMC Networks Inc. 401(k) Plan, how to vote these shares. Your proxy card must be received no later than 11:59 p.m., Eastern Time, on December 3, 2021 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.

(Continued and to be signed on the reverse side)

MADISON SQUARE GARDEN SPORTS CORP.

TWO PENNSYLVANIA PLAZA

NEW YORK, NY 10121

YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.

Vote by the Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 7, 2021. Have your proxy card in hand when you access the website and then follow the instructions provided.

During The Meeting - Go to www.virtualshareholdermeeting.com/MSGS2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 7, 2021. Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Madison Square Garden Sports Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 7, 2021.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D60738-TBD KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MADISON SQUARE GARDEN SPORTS CORP.	For All	Withhold All	For All Except
Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposal 2 below, as more fully described in the accompanying Proxy Statement.	☐	☐	☐

The Board of Directors recommends you vote FOR ALL the following director nominees:

1. Election of the following nominees as directors:

(01) James L. Dolan (07) Ryan T. Dolan

(02)     Charles F. Dolan                       (08)     Thomas C. Dolan

(03)     Charles P. Dolan                       (09)     Stephen C. Mills

(04)     Marianne Dolan Weber            (10)     Alan D. Schwartz

(05)     Paul J. Dolan                            (11)     Brian G. Sweeney

(06)     Quentin F. Dolan                      (12)     Vincent Tese

The Board of Directors recommends you vote FOR the following proposal:

2. Ratification of the appointment of our independent registered public accounting firm.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

To withhold authority to vote for any individual nominee(s), Mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

For	Against	Abstain

☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — —

▲ FOLD AND DETACH HERE ▲	D60739-TBD

CLASS B PROXY CARD

MADISON SQUARE GARDEN SPORTS CORP.

Solicited by the Board of Directors for the

Annual Meeting of Stockholders on December 8, 2021

The undersigned hereby appoints Victoria M. Mink, Lawrence J. Burian and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Madison Square Garden Sports Corp. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/MSGS2021, on Wednesday, December 8, 2021, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR ALL of the director nominees in Proposal 1 and FOR Proposal 2, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.

(Continued and to be signed on the reverse side)

Your Vote Counts!
MADISON SQUARE GARDEN SPORTS CORP. 2021 Annual Meeting Vote by December 7, 2021 11:59 PM ET. For shares held in the AMC Networks 401(K) Plan, vote by December 3, 2021 11:59 PM ET.

MADISON SQUARE GARDEN SPORTS CORP. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121

D60743-P62298-Z81098

You invested in MADISON SQUARE GARDEN SPORTS CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 8, 2021.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 24, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of the following nominees as directors: (01) Joseph M. Cohen (04) Ivan Seidenberg (02) Richard D. Parsons (05) Anthony J. Vinciquerra (03) Nelson Peltz	For

2.	Ratification of the appointment of our independent registered public accounting firm.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please do not submit this card. Please refer to the “How To Vote” section of this notice to view the voting instructions.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

                                         D60744-P62298-Z81098